UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04791

AB MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: May 31, 2022

Date of reporting period: May 31, 2022

Explanatory Note:

Enclosed for filing you will find an amended Form N-CSR of the registrant’s original 2022 Form N-CSR filing of the referenced period. The purpose of this amended filing is to update Item 11 (b) and Item 13 (which is addressed in exhibits labeled Exhibit 12 (b)(1) and Exhibit 12 (b)(2) in the original filings). Except as set forth above, no other changes have been made to the Form N-CSR, and this amended filing does not amend, update or change any other items or disclosure found in the Form N-CSR.

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAY    05.31.22

ANNUAL REPORT

AB MUNICIPAL INCOME FUND

+	AB CALIFORNIA PORTFOLIO
+	AB HIGH INCOME MUNICIPAL PORTFOLIO
+	AB NATIONAL PORTFOLIO
+	AB NEW YORK PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Municipal Income Fund: AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

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ANNUAL REPORT

July 8, 2022

This report provides management’s discussion of fund performance for the AB Municipal Income Fund: AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio for the annual reporting period ended May 31, 2022.

The investment objective of the California, National and New York Portfolios is to earn the highest level of current income, exempt from federal income tax—and in the case of the California and New York Portfolios, state taxation of the respective state—that is available without assuming what the Adviser considers to be undue risk to principal or income. The investment objective of the High Income Municipal Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available, consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF MAY 31, 2022 (unaudited)

	6 Months	12 Months

AB CALIFORNIA PORTFOLIO

Class A Shares	-7.09%	-6.57%

Class C Shares	-7.44%	-7.19%

Advisor Class Shares[1]	-6.97%	-6.34%

Bloomberg Municipal Bond Index	-7.32%	-6.79%

	6 Months	12 Months

AB HIGH INCOME MUNICIPAL PORTFOLIO

Class A Shares	-9.78%	-7.68%

Class C Shares	-10.13%	-8.46%

Advisor Class Shares[1]	-9.68%	-7.53%

Class Z Shares[1]	-9.67%	-7.52%

Bloomberg Municipal Bond Index	-7.32%	-6.79%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

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NAV RETURNS AS OF MAY 31, 2022 (unaudited)

	6 Months	12 Months

AB NATIONAL PORTFOLIO

Class A Shares	-7.31%	-6.45%

Class C Shares	-7.67%	-7.16%

Advisor Class Shares[1]	-7.19%	-6.22%

Bloomberg Municipal Bond Index	-7.32%	-6.79%

	6 Months	12 Months

AB NEW YORK PORTFOLIO

Class A Shares	-7.30%	-6.29%

Class C Shares	-7.65%	-6.91%

Advisor Class Shares[1]	-7.18%	-6.06%

Bloomberg Municipal Bond Index	-7.32%	-6.79%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to its benchmark, the Bloomberg Municipal Bond Index, for the six- and 12-month periods ended May 31, 2022.

During both periods, all share classes except Class C of the California, National and New York Portfolios outperformed the benchmark, while all share classes of the High Income Municipal Portfolio underperformed, before sales charges.

California Portfolio: During both periods, security selection within the primary/secondary public education and miscellaneous revenue sectors contributed, relative to the benchmark, while selection in multi-family housing and prepay energy detracted. An overweight to municipal credit contributed for the 12-month period, but detracted for the six-month period.

High Income Municipal Portfolio: While the benchmark is fully invested in investment-grade securities, the Portfolio invests in below-investment-grade securities, which detracted over both periods. During both periods, security selection within the tobacco securitization sector contributed, while selection in multi-family housing and state general obligation (“GO”) detracted. For the 12-month period, an overweight to municipal credit contributed. Security selection in not-for-profit health care contributed. For the six-month period, an overweight to municipal credit detracted. Security selection in primary/secondary public education contributed.

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National Portfolio: During both periods, security selection in the special tax sector contributed, while selection in multi-family housing and senior living detracted. For the 12-month period, an overweight to municipal credit contributed. Security selection in toll roads/transit contributed. For the six-month period, an overweight to municipal credit detracted. Security selection in local GO contributed.

New York Portfolio: During both periods, security selection within the tobacco securitization and toll roads/transit sectors contributed, while selection in private higher education and industrial airlines detracted. An overweight to municipal credit contributed for the 12-month period, but detracted for the six-month period.

All Portfolios utilized derivatives in the form of inflation Consumer Price Index (“CPI”) swaps, interest rate swaps and credit default swaps for hedging purposes. The High Income Municipal Portfolio also utilized credit default swaps for investment purposes. During both periods, interest rate swaps detracted from absolute returns for all Portfolios. During both periods, credit default swaps had no material impact on the National, New York and High Income Municipal Portfolios and detracted for the California Portfolio. CPI swaps had no material impact on all Portfolios for the six-month period and added for the 12-month period. The High Income Municipal Portfolio used municipal market data rate locks for investment purposes, which had no material impact on returns for either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Yields rose toward the end of both the six- and 12-month periods ended May 31, 2022. During the 12-month period, the yield on a 10-Year AAA municipal bond rose to 2.47% from 0.99% and the yield on the 10-Year US Treasury rose to 2.85% from 1.62%. While demand for income remained strong during the first half of the 12-month reporting period, demand weakened during the first quarter of 2022 and into the second quarter, as investors pulled approximately $59 billion from the municipal market as of May 31, 2022.

In addition to broader fixed-income market volatility, these municipal market outflows contributed to municipal underperformance versus US Treasuries, with 10-Year AAA Muni/Treasury after-tax spreads widening 75 basis points (“b.p.”) during the 12-month period and 60 b.p. during the six-month period. Credit spreads widened over the 12-month period and widened modestly more during the six-month period.

The Portfolios’ Senior Investment Management Team continues to focus on real after-tax return by investing in municipal bonds that generate income exempt from federal income taxes.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. In the past, insured

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municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Portfolio	Insured Bonds[1]	Pre-refunded/ ETM2/Insured Bonds[1]

California	4.21%	0.53%

High Income Municipal	1.43%	0.00%

National	5.08%	0.09%

New York	0.83%	0.00%

1	Breakdowns expressed as a percentage of investments in municipal bonds.

2	Escrowed to maturity.

INVESTMENT POLICIES

Each of the California, National and New York Portfolios pursues its objective by investing principally in high-yielding, predominantly investment-grade municipal securities. The High Income Municipal Portfolio pursues its objective by investing principally in high-yielding municipal securities that may be noninvestment grade or investment grade.

Each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. Each of the Portfolios that invests in a named state pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax. The National Portfolio may invest 25% or more of its net assets in a single state.

The California, National and New York Portfolios may also invest in forward commitments; tender option bonds (“TOBs”); zero-coupon municipal securities; and variable-, floating- and inverse-floating-rate municipal securities; and derivatives, such as options, futures contracts, forwards and swaps.

(continued on next page)

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The High Income Municipal Portfolio may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Portfolio may experience greater volatility and a higher risk of loss of principal than other municipal funds. The Portfolio may also invest in forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities; and certain types of mortgage-related securities. The Portfolio may invest in derivatives, such as options, futures contracts, forwards and swaps. The Portfolio may make short sales of securities or maintain a short position and may use other investment techniques. The Portfolio may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Below Investment-Grade Securities Risk (High Income Municipal Portfolio): Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of their assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions,

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DISCLOSURES AND RISKS (continued)

terrorism public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires, flooding or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Portfolios. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Portfolios. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

The Portfolios invest from time to time in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, including as a result of the COVID-19 pandemic. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal, and if applicable, state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as

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DISCLOSURES AND RISKS (continued)

investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolios may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk (High Income Municipal Portfolio): To the extent the Portfolio uses leveraging techniques, such as TOBs, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolios. Derivatives, especially over-the-counter derivatives, are also

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DISCLOSURES AND RISKS (continued)

subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AB CALIFORNIA PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2012 TO 5/31/2022

This chart illustrates the total value of an assumed $10,000 investment in AB California Portfolio Class A shares (from 5/31/2012 to 5/31/2022) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AB CALIFORNIA PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			2.56%	4.54%

1 Year	-6.57%	-9.39%

5 Years	1.64%	1.02%

10 Years	2.46%	2.15%

CLASS C SHARES			1.90%	3.37%

1 Year	-7.19%	-8.11%

5 Years	0.90%	0.90%

10 Years[3]	1.71%	1.71%

ADVISOR CLASS SHARES[4]			2.90%	5.15%

1 Year	-6.34%	-6.34%

5 Years	1.89%	1.89%

10 Years	2.73%	2.73%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.77%, 1.52% and 0.52% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Portfolio’s total annual operating expenses to 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to September 30, 2022, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2022.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

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HISTORICAL PERFORMANCE (continued)

AB CALIFORNIA PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-11.71%

5 Years	0.59%

10 Years	1.93%

CLASS C SHARES

1 Year	-10.54%

5 Years	0.46%

10 Years[1]	1.49%

ADVISOR CLASS SHARES[2]

1 Year	-8.74%

5 Years	1.47%

10 Years	2.51%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

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HISTORICAL PERFORMANCE

AB HIGH INCOME MUNICIPAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2012 TO 5/31/2022

This chart illustrates the total value of an assumed $10,000 investment in AB High Income Municipal Portfolio Class A shares (from 5/31/2012 to 5/31/2022) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			4.03%	6.20%

1 Year	-7.68%	-10.46%

5 Years	3.05%	2.42%

10 Years	4.11%	3.80%

CLASS C SHARES			3.43%	5.28%

1 Year	-8.46%	-9.36%

5 Years	2.28%	2.28%

10 Years[3]	3.34%	3.34%

ADVISOR CLASS SHARES[4]			4.42%	6.80%

1 Year	-7.53%	-7.53%

5 Years	3.31%	3.31%

10 Years	4.38%	4.38%

CLASS Z SHARES[4]			4.41%	6.78%

1 Year	-7.52%	-7.52%

Since Inception[5]	3.15%	3.15%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios inclusive of interest expense as 0.85%, 1.61%, 0.60% and 0.59% for Class A, Class C, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2022.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

5	Inception date: 9/28/2018.

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HISTORICAL PERFORMANCE (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-15.38%

5 Years	1.52%

10 Years	3.29%

CLASS C SHARES

1 Year	-14.21%

5 Years	1.38%

10 Years[1]	2.84%

ADVISOR CLASS SHARES[2]

1 Year	-12.48%

5 Years	2.42%

10 Years	3.88%

CLASS Z SHARES[2]

1 Year	-12.47%

Since Inception[3]	1.87%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

3	Inception date: 9/28/2018.

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HISTORICAL PERFORMANCE

AB NATIONAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2012 TO 5/31/2022

This chart illustrates the total value of an assumed $10,000 investment in AB National Portfolio Class A shares (from 5/31/2012 to 5/31/2022) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB MUNICIPAL INCOME FUND | 17

HISTORICAL PERFORMANCE (continued)

AB NATIONAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			2.62%	4.03%

1 Year	-6.45%	-9.24%

5 Years	1.69%	1.07%

10 Years	2.42%	2.11%

CLASS C SHARES			1.97%	3.03%

1 Year	-7.16%	-8.08%

5 Years	0.93%	0.93%

10 Years[3]	1.68%	1.68%

ADVISOR CLASS SHARES[4]			2.98%	4.58%

1 Year	-6.22%	-6.22%

5 Years	1.95%	1.95%

10 Years	2.69%	2.69%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.78%, 1.53% and 0.53% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Portfolio’s total annual operating expenses to 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to September 30, 2022, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2022.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

18 | AB MUNICIPAL INCOME FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB NATIONAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-11.64%

5 Years	0.66%

10 Years	1.88%

CLASS C SHARES

1 Year	-10.52%

5 Years	0.53%

10 Years[1]	1.44%

ADVISOR CLASS SHARES[2]

1 Year	-8.71%

5 Years	1.53%

10 Years	2.46%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

abfunds.com	AB MUNICIPAL INCOME FUND | 19

HISTORICAL PERFORMANCE

AB NEW YORK PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2012 TO 5/31/2022

This chart illustrates the total value of an assumed $10,000 investment in AB New York Portfolio Class A shares (from 5/31/2012 to 5/31/2022) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

20 | AB MUNICIPAL INCOME FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB NEW YORK PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			2.76%	4.77%

1 Year	-6.29%	-9.11%

5 Years	1.51%	0.89%

10 Years	2.06%	1.75%

CLASS C SHARES			2.11%	3.64%

1 Year	-6.91%	-7.83%

5 Years	0.75%	0.75%

10 Years[3]	1.31%	1.31%

ADVISOR CLASS SHARES[4]			3.11%	5.37%

1 Year	-6.06%	-6.06%

5 Years	1.76%	1.76%

10 Years	2.32%	2.32%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.80%, 1.55% and 0.55% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Portfolio’s total annual operating expenses to 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to September 30, 2022, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2022.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

abfunds.com	AB MUNICIPAL INCOME FUND | 21

HISTORICAL PERFORMANCE (continued)

AB NEW YORK PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-11.79%

5 Years	0.42%

10 Years	1.50%

CLASS C SHARES

1 Year	-10.66%

5 Years	0.29%

10 Years[1]	1.06%

ADVISOR CLASS SHARES[2]

1 Year	-8.85%

5 Years	1.29%

10 Years	2.08%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

22 | AB MUNICIPAL INCOME FUND	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB MUNICIPAL INCOME FUND | 23

EXPENSE EXAMPLE (continued)

(unaudited)

AB California Portfolio

	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$929.10	$3.61	0.75%
Hypothetical**	$1,000	$1,021.19	$3.78	0.75%
Class C
Actual	$1,000	$925.60	$7.20	1.50%
Hypothetical**	$1,000	$1,017.45	$7.54	1.50%
Advisor Class
Actual	$1,000	$930.30	$2.41	0.50%
Hypothetical**	$1,000	$1,022.44	$2.52	0.50%

AB High Income Municipal Portfolio

	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$902.20	$4.13	0.87%
Hypothetical**	$1,000	$1,020.59	$4.38	0.87%
Class C
Actual	$1,000	$898.70	$7.67	1.62%
Hypothetical**	$1,000	$1,016.85	$8.15	1.62%
Advisor Class
Actual	$1,000	$903.20	$2.94	0.62%
Hypothetical**	$1,000	$1,021.84	$3.13	0.62%
Class Z
Actual	$1,000	$903.30	$2.89	0.61%
Hypothetical**	$1,000	$1,021.89	$3.07	0.61%

AB National Portfolio

	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$926.90	$3.60	0.75%
Hypothetical**	$1,000	$1,021.19	$3.78	0.75%
Class C
Actual	$1,000	$923.30	$7.19	1.50%
Hypothetical**	$1,000	$1,017.45	$7.54	1.50%
Advisor Class
Actual	$1,000	$928.10	$2.40	0.50%
Hypothetical**	$1,000	$1,022.44	$2.52	0.50%

24 | AB MUNICIPAL INCOME FUND	abfunds.com

EXPENSE EXAMPLE (continued)

(unaudited)

AB New York Portfolio

	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$927.00	$3.60	0.75%
Hypothetical**	$1,000	$1,021.19	$3.78	0.75%
Class C
Actual	$1,000	$923.50	$7.19	1.50%
Hypothetical**	$1,000	$1,017.45	$7.54	1.50%
Advisor Class
Actual	$1,000	$928.20	$2.40	0.50%
Hypothetical**	$1,000	$1,022.44	$2.52	0.50%

*

Expenses are equal to the classes’ annualized expense ratios (interest expense incurred), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB MUNICIPAL INCOME FUND | 25

BOND RATING SUMMARY1

May 31, 2022 (unaudited)

1

All data are as of May 31, 2022. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

26 | AB MUNICIPAL INCOME FUND	abfunds.com

BOND RATING SUMMARY1 (continued)

May 31, 2022 (unaudited)

1

All data are as of May 31, 2022. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB MUNICIPAL INCOME FUND | 27

PORTFOLIO OF INVESTMENTS

AB CALIFORNIA PORTFOLIO

May 31, 2022

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 95.3%
Long-Term Municipal Bonds – 89.2%
California – 84.4%
Alameda Corridor Transportation Authority Series 2016-B 5.00%, 10/01/2035-10/01/2037	$18,255	$19,269,824
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) Series 2020 2.792%, 10/01/2032	5,000	4,440,442
Series 2020-A 5.00%, 10/01/2045	1,500	1,602,241
Series 2020-C 5.00%, 10/01/2045	1,000	1,068,161
Bay Area Toll Authority Series 2013-S 5.00%, 04/01/2031 (Pre-refunded/ETM)	8,500	8,737,493
5.00%, 04/01/2033 (Pre-refunded/ETM)	4,200	4,317,350
Series 2021 1.07% (MUNIPSA + 0.28%), 04/01/2056(a)	2,500	2,478,717
1.09% (MUNIPSA + 0.30%), 04/01/2056(a)	2,000	1,924,195
1.20% (MUNIPSA + 0.41%), 04/01/2056(a)	10,000	9,599,088
California Community Choice Financing Authority Series 2021-B 4.00%, 02/01/2052	6,345	6,568,074
California Community College Financing Authority (NCCD-Orange Coast Properties LLC) Series 2018 5.25%, 05/01/2043-05/01/2048	5,350	5,426,675
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2043-02/01/2056(b)	3,350	3,020,428
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(b)	2,000	1,870,081

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 3.00%, 08/01/2056(b)	$500	$379,025
4.00%, 08/01/2046(b)	4,000	3,298,196
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 3.00%, 02/01/2057(b)	1,000	756,520
California County Tobacco Securitization Agency Series 2020-A 4.00%, 06/01/2040-06/01/2049	13,520	13,566,366
Series 2020-B 1.75%, 06/01/2030	110	110,000
California Educational Facilities Authority (Art Center College of Design) Series 2018-A 5.00%, 12/01/2037-12/01/2044	8,150	8,704,789
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 04/01/2035	4,415	4,715,678
California Educational Facilities Authority (Leland Stanford Junior University (The)) Series 2007-T 5.00%, 03/15/2039	16,535	20,576,794
Series 2021 5.00%, 04/01/2051	2,000	2,592,079
California Educational Facilities Authority (Loma Linda University) Series 2017-A 5.00%, 04/01/2047	4,000	4,311,507
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/2031	2,000	2,169,143
California Enterprise Development Authority (Provident Group-SDSU Properties LLC) Series 2020-A 5.00%, 08/01/2050	1,030	1,061,959

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Enterprise Development Authority (Rocketship Education Obligated Group) Series 2022 4.00%, 06/01/2042(b)	$1,000	$907,468
California Enterprise Development Authority (Rocklin Academy (The)) Series 2021 4.00%, 06/01/2051-06/01/2061(b)	1,465	1,231,551
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017-A 5.00%, 08/15/2035-08/15/2047	7,365	7,809,864
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020-A 4.00%, 04/01/2037-04/01/2040	15,165	15,231,495
California Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford Obligated Group) Series 2022-A 4.00%, 05/15/2046-05/15/2051	15,865	15,932,822
California Health Facilities Financing Authority (Providence St. Joseph Health Obligated Group) Series 2013-A 5.00%, 07/01/2033 (Pre-refunded/ETM)	5,000	5,178,843
California Housing Finance Agency Series 2019-2 4.00%, 03/20/2033	7,928	7,930,276
Series 2021-1, Class A 3.50%, 11/20/2035	7,226	6,925,333
Series 2021-2 0.823%, 03/25/2035	3,000	180,750
California Infrastructure & Economic Development Bank Series 2022 0.85%, 01/01/2050 (Pre-refunded/ETM)(b)	7,500	7,434,386
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2021 1.14% (MUNIPSA + 0.35%), 08/01/2047(a)	6,300	6,242,594

30 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Infrastructure & Economic Development Bank (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2016 5.00%, 01/01/2036(b)	$1,500	$1,318,122
California Infrastructure & Economic Development Bank (WFCS Holdings II LLC) Series 2021-A1 5.00%, 01/01/2056(b)	1,250	1,202,773
California Municipal Finance Authority Series 2015-A 5.00%, 02/01/2046 (Pre-refunded/ETM)	1,380	1,487,473
California Municipal Finance Authority (American Heritage/Escondido/Heritage K-8 Charter School Obligated Group) Series 2016-A 5.00%, 06/01/2036-06/01/2046	3,400	3,523,726
California Municipal Finance Authority (Azusa Pacific University) Series 2015-B 5.00%, 04/01/2035-04/01/2041	5,960	6,218,992
California Municipal Finance Authority (Biola University, Inc.) Series 2017 5.00%, 10/01/2032-10/01/2039	7,510	8,101,592
California Municipal Finance Authority (California Institute of the Arts) Series 2021 4.00%, 10/01/2046-10/01/2051	2,165	2,185,043
California Municipal Finance Authority (CHF-Riverside II LLC) Series 2019 5.00%, 05/15/2041-05/15/2052	14,250	14,769,916
California Municipal Finance Authority (Congregational Homes, Inc. Obligated Group) Series 2022 4.00%, 11/15/2052	1,000	885,758
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2014 5.25%, 01/01/2045	1,295	1,081,565

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (Inland Regional Center) Series 2015 5.00%, 06/15/2032	$5,000	$5,376,454
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018 5.00%, 12/31/2036-12/31/2037	9,685	10,201,020
California Municipal Finance Authority (United Airlines, Inc.) Series 2019 4.00%, 07/15/2029	5,000	4,890,223
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011-A1 7.50%, 12/01/2032(c)(d)(e)	2,745	54,900
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2019 5.00%, 07/01/2039-11/21/2045(b)	17,740	18,715,061
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) Series 2019 7.50%, 12/01/2040(b)	2,200	1,487,216
California Public Finance Authority (California University of Science & Medicine Obligated Group) Series 2019 6.25%, 07/01/2054(b)	2,000	2,193,807
California Public Finance Authority (Enso Village) Series 2021 2.125%, 11/15/2027(b)	2,500	2,376,139
California Public Finance Authority (Henry Mayo Newhall Hospital Obligated Group) Series 2017 5.00%, 10/15/2037-10/15/2047	3,665	3,802,427
California School Finance Authority (ACE Charter Schools Obligated Group) Series 2016 5.00%, 06/01/2042(b)	2,750	2,773,764
California School Finance Authority (Alliance for College Ready Public Schools Obligated Group) Series 2015-A 5.00%, 07/01/2045(b)	4,675	4,807,218

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016 5.25%, 07/01/2052	$2,500	$2,603,031
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 06/01/2037-06/01/2047(b)	2,765	2,824,023
California School Finance Authority (Classical Academy Obligated Group) Series 2020-A 5.00%, 10/01/2050(b)	3,000	3,056,602
Series 2022 5.00%, 10/01/2061(b)(f)	2,000	2,025,965
California School Finance Authority (Downtown College Prep Obligated Group) Series 2016 5.00%, 06/01/2046-06/01/2051(b)	5,235	5,267,411
California School Finance Authority (Ednovate Obligated Group) Series 2018 5.00%, 06/01/2037(b)	430	446,146
California School Finance Authority (Equitas Academy Obligated Group) Series 2018-A 5.00%, 06/01/2035(b)	4,770	4,897,136
California School Finance Authority (Fenton Charter Public Schools) Series 2020-A 5.00%, 07/01/2058(b)	625	633,078
California School Finance Authority (Green Dot Public Schools Obligated Group) Series 2015-A 5.00%, 08/01/2045(b)	1,000	1,026,553
California School Finance Authority (Kipp SoCal Public Schools Obligated Group) Series 2017-A 5.00%, 07/01/2037-07/01/2047(b)	3,420	3,571,799
California School Finance Authority (Kipp SoCal Public Schools) Series 2014-A 5.00%, 07/01/2034	600	615,685
California School Finance Authority (Rocketship Education Obligated Group) Series 2016-A 5.00%, 06/01/2036-06/01/2046(b)	3,500	3,587,597

abfunds.com	AB MUNICIPAL INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017 5.125%, 06/01/2047(b)	$700	$718,416
Series 2017-G 5.00%, 06/01/2037-06/01/2053(b)	1,910	1,962,124
California School Finance Authority (Summit Public Schools Obligated Group) Series 2017 5.00%, 06/01/2047-06/01/2053(b)	4,950	5,079,999
California School Finance Authority (View Park Elementary & Middle Schools) Series 2014 5.625%, 10/01/2034	575	597,509
5.875%, 10/01/2044	1,000	1,039,683
6.00%, 10/01/2049	715	744,048
California State University Series 2020-D 1.49%, 11/01/2028	1,500	1,297,783
Series 2021-B 2.144%, 11/01/2033	6,000	4,827,826
California Statewide Communities Development Authority AGM Series 2014 5.00%, 11/15/2034 (Pre-refunded/ETM)	2,500	2,685,171
5.00%, 11/15/2044 (Pre-refunded/ETM)	2,000	2,148,137
California Statewide Communities Development Authority (American Baptist Homes of the West Obligated Group) Series 2015 5.00%, 10/01/2026-10/01/2045	5,645	5,962,385
California Statewide Communities Development Authority (California Baptist University) Series 2017-A 5.00%, 11/01/2032-11/01/2041(b)	3,010	3,198,118
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017-A 5.00%, 05/15/2034-05/15/2036	3,910	4,150,993
California Statewide Communities Development Authority (Emanate Health Obligated Group) Series 2020-A 5.00%, 04/01/2035	1,000	1,120,217

34 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (Lancer Educational Housing LLC) Series 2019 5.00%, 06/01/2051(b)	$2,150	$2,215,217
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016-A 5.00%, 12/01/2036(b)	5,000	5,103,698
Series 2018-A 5.50%, 12/01/2058(b)	1,700	1,757,195
California Statewide Communities Development Authority (Moldaw Residences) Series 2014-A 5.25%, 11/01/2044(b)	1,800	1,753,647
5.375%, 11/01/2049(b)	2,500	2,455,891
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) Series 2019 5.25%, 07/01/2039-07/01/2052(b)	6,535	6,102,844
Capistrano Unified School District School Facilities Improvement District No. 1 AGM Series 2001-B Zero Coupon, 08/01/2025	6,300	5,572,001
City of Atwater CA Wastewater Revenue AGM Series 2017-A 5.00%, 05/01/2040-05/01/2043	2,000	2,173,750
City of Encinitas CA Series 2012 5.00%, 09/01/2026 (Pre-refunded/ETM)	965	974,021
5.00%, 09/01/2027 (Pre-refunded/ETM)	955	963,928
5.00%, 09/01/2029 (Pre-refunded/ETM)	770	777,198
City of Fairfield CA (City of Fairfield CA COP) XLCA Series 2007 Zero Coupon, 04/01/2035	3,700	2,377,126
City of Irvine CA (City of Irvine CA Assessment Dist No. 13-1) Series 2013 5.00%, 09/02/2027-09/02/2029	1,760	1,821,541

abfunds.com	AB MUNICIPAL INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Irvine CA (Irvine Community Facilities District No. 2013-3) Series 2018 5.00%, 09/01/2043-09/01/2048	$6,650	$7,072,456
City of Long Beach CA Marina System Revenue Series 2015 5.00%, 05/15/2032-05/15/2045	5,600	5,790,591
City of Los Angeles CA Wastewater System Revenue Series 2013-B 5.00%, 06/01/2031	5,000	5,162,073
City of Los Angeles Department of Airports Series 2019 4.00%, 05/15/2044	4,045	4,070,810
Series 2022 5.00%, 05/15/2045	1,500	1,665,745
City of Palo Alto CA (City of Palo Alto CA University Avenue AD) Series 2012 5.00%, 09/02/2025-09/02/2030	3,290	3,318,606
City of Redding CA Electric System Revenue NATL Series 1992 11.316%, 07/01/2022 (Pre-refunded/ETM)(g)	100	101,001
City of Riverside CA Sewer Revenue Series 2015-A 5.00%, 08/01/2033	10,090	10,890,771
City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017 5.00%, 09/01/2033-09/01/2034	2,320	2,480,722
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 09/01/2036	640	676,170
City of San Francisco CA Public Utilities Commission Water Revenue Series 2020-E 2.825%, 11/01/2041	4,900	3,967,514

36 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2017-A 5.00%, 03/01/2033-03/01/2037	$8,400	$8,941,374
City of Upland CA (San Antonio Regional Hospital) Series 2017 5.00%, 01/01/2032-01/01/2047	3,750	3,966,809
CMFA Special Finance Agency Series 2022-A 4.00%, 08/01/2058(b)	2,000	1,735,744
CMFA Special Finance Agency (CMFA Special Finance Agency Latitude33) Series 2021-A 3.00%, 12/01/2056(b)	2,000	1,416,960
CMFA Special Finance Agency (CMFA Special Finance Agency Solana at Grand) Series 2021-A 4.00%, 08/01/2056(b)	3,000	2,803,854
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 3.00%, 08/01/2056(b)	4,000	3,032,202
4.00%, 08/01/2047(b)	1,830	1,505,791
Coast Community College District Series 2019-F 3.00%, 08/01/2036-08/01/2038	3,965	3,778,705
County of Sacramento CA (North Vineyard District 2005-2) Series 2016 5.00%, 09/01/2040-09/01/2045	2,240	2,348,386
County of Sacramento CA Airport System Revenue Series 2016-B 5.00%, 07/01/2036	1,755	1,875,593
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.25%, 04/01/2057(b)	4,000	3,112,868
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 4.00%, 05/01/2057(b)	1,000	770,790

abfunds.com	AB MUNICIPAL INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(b)	$3,000	$2,417,388
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 4.00%, 10/01/2056(b)	5,000	4,390,773
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Crescent) Series 2022 4.30%, 07/01/2059(b)	1,000	910,530
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A2 3.125%, 08/01/2056(b)	1,000	754,256
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 4.00%, 07/01/2058(b)	1,000	754,437
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) Series 2021 4.00%, 09/01/2056(b)	2,500	2,234,562
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 3.00%, 12/01/2056(b)	1,000	757,061
4.00%, 12/01/2056(b)	1,000	781,991
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 4.00%, 05/01/2057(b)	2,000	1,544,121
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Towne at Glendale Apartments) Series 2022 Zero Coupon, 09/01/2062(b)	1,645	958,788

38 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A2 4.00%, 07/01/2056(b)	$2,400	$2,072,167
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(b)	3,000	2,245,923
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Waterscape Apartments) Series 2021-A 3.00%, 09/01/2056(b)	1,500	1,136,682
Fremont Community Facilities District No. 1 Series 2015 5.00%, 09/01/2040	4,000	4,158,684
Garden Grove Unified School District Series 2013-C 5.00%, 08/01/2032 (Pre-refunded/ETM)	2,535	2,634,751
Golden State Tobacco Securitization Corp. Series 2018-A 5.00%, 06/01/2047 (Pre-refunded/ETM)	9,940	9,940,000
Series 2021 3.115%, 06/01/2038	5,000	4,207,971
1.85%, 06/01/2031	1,205	1,195,031
3.85%, 06/01/2050	5,000	4,585,626
Hastings Campus Housing Finance Authority Series 2020-A 5.00%, 07/01/2045	5,000	5,285,564
Irvine Unified School District Series 2017-B 5.00%, 09/01/2047	1,000	1,050,996
Lake Elsinore Public Financing Authority Series 2015 5.00%, 09/01/2031-09/01/2035	4,525	4,736,680
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/2028-11/01/2029	6,580	6,601,270
Los Angeles Community College District/CA Series 2019-K 4.00%, 08/01/2038	2,500	2,583,926

abfunds.com	AB MUNICIPAL INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Los Angeles County Public Works Financing Authority (County of Los Angeles CA Lease) Series 2022-G 5.00%, 12/01/2035(f)	$5,500	$6,487,868
Los Angeles Unified School District/CA Series 2020-R 4.00%, 07/01/2036-07/01/2044	24,500	25,621,997
Los Angeles Unified School District/CA (Los Angeles Unified School District/CA COP) Series 2012-B 5.00%, 10/01/2028-10/01/2029	9,220	9,304,598
M-S-R Energy Authority (Citigroup, Inc.) Series 2009-A 6.50%, 11/01/2039	830	1,061,908
Series 2009-B 6.50%, 11/01/2039	10,000	12,794,067
Menifee Union School District Series 2018 5.00%, 09/01/2043-09/01/2048	2,215	2,352,475
Metropolitan Water District of Southern California Series 2021-D 0.93% (MUNIPSA + 0.14%), 07/01/2037(a)	2,100	2,094,592
Oakland Unified School District/Alameda County Series 2015-A 5.00%, 08/01/2031 (Pre-refunded/ETM)	1,640	1,791,125
5.00%, 08/01/2032 (Pre-refunded/ETM)	1,500	1,638,224
5.00%, 08/01/2033 (Pre-refunded/ETM)	2,200	2,402,728
Orange County Transportation Authority (91 Express Lanes Toll Road) Series 2013 5.00%, 08/15/2029	2,360	2,451,517
Orange County Water District Series 2019-C 4.00%, 08/15/2034	1,250	1,339,973
Oxnard Financing Authority AGM Series 2014 5.00%, 06/01/2031	5,250	5,532,773
Palomar Health Series 2016-A 5.00%, 08/01/2031	1,285	1,400,611

40 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Palomar Health (Palomar Health Obligated Group) Series 2016 5.00%, 11/01/2036	$5,000	$5,273,457
Series 2017 5.00%, 11/01/2042	1,000	1,056,759
Poway Unified School District Series 2012 5.00%, 09/01/2026 (Pre-refunded/ETM)	970	978,946
Poway Unified School District Public Financing Authority Series 2015-A 5.00%, 09/01/2033-09/01/2034	2,495	2,610,392
Redding Joint Powers Financing Authority Series 2015-A 5.00%, 06/01/2030	1,350	1,468,542
Regents of the University of California Medical Center Pooled Revenue Series 2022-P 5.00%, 05/15/2040	10,000	11,615,792
Rialto Redevelopment Agency Series 2018 5.00%, 09/01/2032-09/01/2037	3,235	3,634,926
Riverside County Transportation Commission Series 2013-A 5.25%, 06/01/2032 (Pre-refunded/ETM)	9,165	9,492,980
Series 2021 4.00%, 06/01/2046	5,000	4,976,482
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 0.90% (LIBOR 3 Month + 0.55%), 06/01/2034(a)	1,450	1,351,744
0.92% (LIBOR 3 Month + 0.57%), 06/01/2039(a)	5,375	4,837,466
San Diego County Regional Airport Authority Series 2019-A 4.00%, 07/01/2037-07/01/2038	4,500	4,677,464
Series 2020 5.00%, 07/01/2035-07/01/2040	2,155	2,345,861
Series 2021-A 4.00%, 07/01/2056	4,750	4,834,414
Series 2021-B 4.00%, 07/01/2046	2,500	2,491,974

abfunds.com	AB MUNICIPAL INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Diego Unified School District/CA Series 2013-C 5.00%, 07/01/2032 (Pre-refunded/ETM)	$3,180	$3,297,231
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013-A 5.00%, 08/01/2029	1,310	1,314,374
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco – Mission Bay South) Series 2016-B 5.00%, 08/01/2033-08/01/2035	2,000	2,188,185
Series 2016-C 5.00%, 08/01/2032-08/01/2035	2,000	2,189,507
San Francisco Intl Airport (San Francisco Intl Airport) Series 2017-A 5.00%, 05/01/2042	2,000	2,127,004
Series 2022-A 4.00%, 05/01/2052	10,000	9,884,772
Series 2022-C 3.283%, 05/01/2036	3,000	2,605,755
San Joaquin Hills Transportation Corridor Agency Series 1993 Zero Coupon, 01/01/2023 (Pre-refunded/ETM)	25,000	24,792,635
Sierra Joint Community College District School Facilities District No. 2 NATL Series 2007-B Zero Coupon, 06/01/2032	5,485	3,997,809
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2014-A 5.00%, 07/01/2033-07/01/2034	8,200	8,672,705
State of California Series 2004 5.30%, 04/01/2029	5	5,014
Series 2013 5.00%, 02/01/2031	5,000	5,106,318
Series 2014 5.00%, 12/01/2030	2,000	2,095,549

42 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2019 5.00%, 04/01/2029	$10,000	$11,648,017
Stockton Redevelopment Agency Successor Agency AGM Series 2016-A 5.00%, 09/01/2033-09/01/2034	3,800	4,166,603
Successor Agency to the Redev of San Francisco – Mission Bay North Series 2016-A 5.00%, 08/01/2032-08/01/2036	3,500	3,827,976
Tejon Ranch Public Facilities Finance Authority (Tejon Ranch Public Facilities Finance Authority CFD No. 1) Series 2012 5.25%, 09/01/2026-09/01/2028	2,375	2,389,137
5.50%, 09/01/2030-09/01/2033	2,135	2,145,835
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Series 2021 Zero Coupon, 06/01/2060	10,000	1,850,357
0.45%, 06/01/2030	100	100,000
4.00%, 06/01/2022	1,250	1,250,000
5.00%, 06/01/2023	1,160	1,187,477
Tobacco Securitization Authority of Southern California Series 2019 5.00%, 06/01/2037-06/01/2048	14,825	15,393,786
Transbay Joint Powers Authority (Transbay Joint Powers Authority Transbay Redevelopment Project Tax Increment Rev) Series 2020 5.00%, 10/01/2040-10/01/2049	5,200	5,730,909
Upland Unified School District Series 2011-C Zero Coupon, 08/01/2035	1,020	659,146
Walnut Energy Center Authority Series 2014 5.00%, 01/01/2031-01/01/2032	7,700	8,148,583
Washington Township Health Care District Series 2017-B 5.00%, 07/01/2032-07/01/2033	3,500	3,733,067

		822,013,007

abfunds.com	AB MUNICIPAL INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Alabama – 0.0%
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019-A 5.25%, 05/01/2044(b)	$440	$445,574

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2015-A 6.625%, 09/01/2035	430	470,246
Series 2018 7.125%, 09/01/2038(b)	1,385	1,645,381

		2,115,627

Georgia – 0.2%
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2037-01/01/2059	1,390	1,485,618

Guam – 1.7%
Antonio B Won Pat International Airport Authority Series 2021-A 3.839%, 10/01/2036	700	623,377
Guam Government Waterworks Authority Series 2016 5.00%, 01/01/2046	1,335	1,421,431
Guam Power Authority Series 2017-A 5.00%, 10/01/2036-10/01/2040	5,240	5,534,251
Series 2022-A 5.00%, 10/01/2044(f)	3,700	3,954,431
Territory of Guam Series 2019 5.00%, 11/15/2031	290	300,669
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029-12/01/2032	4,675	5,052,231

		16,886,390

Illinois – 0.2%
Chicago Board of Education Series 2018-A 5.00%, 12/01/2031	2,000	2,113,488

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Louisiana – 0.0%
Parish of St. James LA (NuStar Logistics LP) Series 2020-2 6.35%, 07/01/2040-10/01/2040(b)	$335	$383,252

Michigan – 0.0%
City of Detroit MI Series 2018 5.00%, 04/01/2036	305	322,239

New York – 0.1%
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 4.00%, 01/01/2036	535	514,438

Ohio – 0.2%
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-A 4.375%, 06/01/2033	1,700	1,700,000

Puerto Rico – 1.6%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024-07/01/2033	1,923	1,362,000
4.00%, 07/01/2033-07/01/2046	447	435,894
5.25%, 07/01/2023	566	573,253
5.375%, 07/01/2025	521	548,000
5.625%, 07/01/2027-07/01/2029	1,516	1,663,720
5.75%, 07/01/2031	145	164,200
Series 2022-C 0.00%, 11/01/2043	68	34,943
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	1,000	1,048,041
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	725	767,737
AGC Series 2007-C 5.50%, 07/01/2031	140	150,038
AGC Series 2007-N 5.25%, 07/01/2034-07/01/2036	2,090	2,215,531

abfunds.com	AB MUNICIPAL INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	$2,110	$2,186,778
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2029	847	644,635
Series 2019-A 4.329%, 07/01/2040	1,065	1,063,668
4.55%, 07/01/2040	90	90,941
5.00%, 07/01/2058	2,650	2,694,296

		15,643,675

Tennessee – 0.1%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.00%, 12/01/2035(b)	1,010	1,012,954

Texas – 0.2%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(b)	1,805	1,871,160

Washington – 0.1%
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019-A 5.00%, 01/01/2044-01/01/2055(b)	640	596,417

Wisconsin – 0.2%
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 5.00%, 11/01/2054	115	112,823
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(b)	2,000	1,921,877

		2,034,700

Total Long-Term Municipal Bonds (cost $908,964,803)		869,138,539

46 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 6.1%
California – 6.1%
Abag Finance Authority for Nonprofit Corps. (Sharp Healthcare Obligated Group) Series 2009-D 0.70%, 08/01/2035(h)	$1,800	$1,800,000
Antelope Valley-East Kern Water Agency Series 2008-A 0.73%, 06/01/2037(h)	1,125	1,125,000
California Statewide Communities Development Authority (Scripps Health Obligated Group) Series 2012-A 0.70%, 08/01/2035(h)	11,410	11,410,000
California Statewide Communities Development Authority (Western University of Health Sciences) Series 2019 0.73%, 06/01/2039(h)	5,470	5,470,000
Calleguas-Las Virgenes Public Financing Authority Series 2008-A 0.77%, 07/01/2037(h)	2,355	2,355,000
County of Los Angeles CA Series 2021 4.00%, 06/30/2022	19,610	19,657,176
County of San Bernardino CA (WLP Green Valley Apartments LLC) Series 1999 0.75%, 05/15/2029(h)	1,000	1,000,000
County of San Bernardino CA (WLP Mountain View Apartments LLC) Series 2004-A 0.75%, 02/15/2027(h)	3,545	3,545,000
County of San Bernardino CA (WLP Parkview Place Apartments LLC) Series 2004-A 0.75%, 02/15/2027(h)	2,150	2,150,000
San Francisco City & County Redevelopment Agency Successor Agency (Mercy Terrace LLC) Series 2005-A 0.75%, 06/15/2035(h)	1,150	1,150,000
State of California Series 2018-C 0.65%, 05/01/2033(h)	6,600	6,600,000

abfunds.com	AB MUNICIPAL INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Western Municipal Water District Facilities Authority Series 2017-A 0.68%, 10/01/2042(h)	$3,525	$3,525,000

Total Short-Term Municipal Notes (cost $59,801,525)		59,787,176

Total Municipal Obligations (cost $968,766,328)		928,925,715

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.2%
Agency CMBS – 1.2%
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035	6,448	6,583,515
Series 2021-3, Class A 3.25%, 08/20/2036	1,985	1,850,941
Series 2021-3, Class X 0.764%, 08/20/2036(i)	2,630	170,928
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class AUS 2.032%, 01/25/2038	3,691	3,086,468

Total Commercial Mortgage-Backed Securities (cost $13,827,286)		11,691,852

	Shares
SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.71%(j)(k)(l) (cost $12,518,065)	12,518,065	12,518,065

Total Investments – 97.8% (cost $995,111,679)		953,135,632
Other assets less liabilities – 2.2%		21,263,769

Net Assets – 100.0%		$974,399,401

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	6,350	01/15/2025	2.565%	CPI#	Maturity	$666,583	$	– 0	–	$666,583
USD	3,340	01/15/2025	4.028%	CPI#	Maturity	149,499		– 0	–	149,499
USD	3,175	01/15/2025	2.585%	CPI#	Maturity	330,732		– 0	–	330,732
USD	3,175	01/15/2025	2.613%	CPI#	Maturity	327,209		– 0	–	327,209
USD	37,160	01/15/2027	CPI#	3.336%	Maturity	(2,212,370)		– 0	–	(2,212,370)
USD	10,000	01/15/2027	CPI#	3.466%	Maturity	(513,546)		(12,595)		(500,951)
USD	20,520	01/15/2028	1.230%	CPI#	Maturity	4,090,740		– 0	–	4,090,740
USD	16,260	01/15/2028	0.735%	CPI#	Maturity	3,837,583		– 0	–	3,837,583
USD	16,830	01/15/2029	CPI#	3.735%	Maturity	(166,390)		– 0	–	(166,390)
USD	3,150	01/15/2029	CPI#	3.408%	Maturity	(119,856)		– 0	–	(119,856)
USD	6,300	01/15/2030	1.572%	CPI#	Maturity	1,221,875		– 0	–	1,221,875
USD	6,300	01/15/2030	1.587%	CPI#	Maturity	1,212,956		– 0	–	1,212,956
USD	655	01/15/2030	1.714%	CPI#	Maturity	118,209		– 0	–	118,209
USD	655	01/15/2030	1.731%	CPI#	Maturity	117,145		– 0	–	117,145
USD	6,200	01/15/2031	2.782%	CPI#	Maturity	551,791		– 0	–	551,791
USD	5,700	01/15/2031	2.680%	CPI#	Maturity	566,366		– 0	–	566,366
USD	5,120	01/15/2032	CPI#	3.064%	Maturity	(291,281)		– 0	–	(291,281)
USD	5,250	04/15/2032	CPI#	2.909%	Maturity	(373,230)		– 0	–	(373,230)
USD	1,120	04/15/2032	CPI#	2.748%	Maturity	(99,815)		– 0	–	(99,815)

						$9,414,200		$(12,595)		$9,426,795

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	40,000	01/15/2027	1 Day SOFR	2.719%	Annual	$336,080	$	– 0	–	$336,080
USD	20,000	01/15/2028	1.092%	3 Month LIBOR	Semi-Annual/ Quarterly	1,782,993		– 0	–	1,782,993
USD	17,500	01/15/2028	1.208%	3 Month LIBOR	Semi-Annual/ Quarterly	1,446,229		– 0	–	1,446,229
USD	17,000	04/15/2032	1.280%	1 Day SOFR	Annual	1,991,953		– 0	–	1,991,953
USD	15,000	04/15/2032	2.891%	1 Day SOFR	Annual	(354,083)		– 0	–	(354,083)
USD	13,900	04/15/2032	1.284%	1 Day SOFR	Annual	1,624,408		– 0	–	1,624,408
USD	9,000	04/15/2032	1.729%	1 Day SOFR	Annual	697,314		– 0	–	697,314
USD	8,000	04/15/2032	1.618%	1 Day SOFR	Annual	698,073		– 0	–	698,073
USD	13,000	02/15/2041	1 Day SOFR	2.654%	Annual	(80,640)		– 0	–	(80,640)
USD	5,370	04/15/2044	0.962%	3 Month LIBOR	Semi-Annual/ Quarterly	1,773,313		– 0	–	1,773,313

						$9,915,640	$	– 0	–	$9,915,640

abfunds.com	AB MUNICIPAL INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	12,620	10/09/2029	1.125%	SIFMA	*	Quarterly	$1,146,402	$	– 0 –	$1,146,402

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at May 31, 2022.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At May 31, 2022, the aggregate market value of these securities amounted to $154,668,717 or 15.9% of net assets.

(c)	Non-income producing security.

(d)	Defaulted.

(e)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011-A1
7.50%, 12/01/2032	12/22/2011	$2,745,000	$54,900	0.01%

(f)	When-Issued or delayed delivery security.

(g)	Inverse floater security.

(h)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(i)	IO – Interest Only.

(j)	Affiliated investments.

(k)	The rate shown represents the 7-day yield as of period end.

(l)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.2% and 0.5%, respectively.

Glossary:

AD – Assessment District

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

CFD – Community Facilities District

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

MUNIPSA – SIFMA Municipal Swap Index

NATL – National Interstate Corporation

SOFR – Secured Overnight Financing Rate

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

50 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS

AB HIGH INCOME MUNICIPAL PORTFOLIO

May 31, 2022

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 110.8%
Long-Term Municipal Bonds – 110.7%
Alabama – 0.9%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	$3,000	$3,102,739
County of Jefferson AL Sewer Revenue Series 2013-D 6.00%, 10/01/2042	18,565	20,313,052
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) Series 2016-A 5.00%, 09/01/2046	1,000	1,132,285
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019-A 5.25%, 05/01/2044(a)	6,450	6,531,708

		31,079,784

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2015-A 6.625%, 09/01/2035	7,095	7,759,054

Arizona – 2.1%
Arizona Industrial Development Authority Series 2019-2 3.625%, 05/20/2033	10,845	10,912,416
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2021 4.00%, 11/01/2051(a)	10,000	9,182,802
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050(a)	9,030	10,298,377
Series 2021-A 5.50%, 07/01/2031(a)	280	286,213
6.00%, 07/01/2051(a)	3,000	3,096,639
Arizona Industrial Development Authority (Pinecrest Academy of Nevada) Series 2020-A 4.00%, 07/15/2050(a)	1,000	864,327

abfunds.com	AB MUNICIPAL INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Glendale Industrial Development Authority (Beatitudes Campus Obligated Group (The)) Series 2017 5.00%, 11/15/2040	$2,865	$2,777,633
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona Obligated Group) Series 2014 5.00%, 07/01/2044	10,690	10,852,570
Industrial Development Authority of the County of Pima (The) (Edkey, Inc. Obligated Group) Series 2020 5.00%, 07/01/2040-07/01/2055(a)	6,000	5,889,686
Maricopa County Industrial Development Authority (Benjamin Franklin Charter School Ltd.) Series 2018 6.00%, 07/01/2038(a)	2,000	2,223,055
Series 2018-A 6.00%, 07/01/2052(a)	5,170	5,661,714
Maricopa County Industrial Development Authority (Commercial Metals Co.) Series 2022 4.00%, 10/15/2047(a)	5,000	4,581,372
Maricopa County Industrial Development Authority (Reid Traditional Schools Obligated Group) Series 2016 5.00%, 07/01/2047	1,375	1,418,715
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/2037	5,000	5,642,768
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017-A 6.125%, 10/01/2047(a)	1,225	1,219,409

		74,907,696

California – 10.0%
Alameda Corridor Transportation Authority Series 2016-B 5.00%, 10/01/2035	5,000	5,280,763

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

ARC70 II TRUST Series 2021 4.00%, 12/01/2059	$3,000	$2,720,407
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2043-02/01/2056(a)	10,555	9,614,233
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(a)	13,500	12,623,045
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 3.00%, 08/01/2056(a)	11,070	8,391,618
4.00%, 08/01/2046(a)	3,335	2,749,871
California Community Housing Agency (California Community Housing Agency Twin Creek Apartments) Series 2022 Zero Coupon, 08/01/2065(a)(b)	32,000	2,249,664
5.50%, 02/01/2040(a)(b)	2,000	1,929,834
Series 2022-A 4.50%, 08/01/2052(a)(b)	6,000	5,696,111
California County Tobacco Securitization Agency Series 2020-B Zero Coupon, 06/01/2055	22,000	3,962,814
California Educational Facilities Authority (Leland Stanford Junior University (The)) Series 2007-T 5.00%, 03/15/2039	1,925	2,395,544
Series 2010 5.25%, 04/01/2040(c)	12,655	16,277,937
Series 2014-U 5.00%, 05/01/2045	5,505	7,027,234
Series 2019-V 5.00%, 05/01/2049	10,300	13,301,919
Series 2021 5.00%, 04/01/2051	12,330	15,980,166

abfunds.com	AB MUNICIPAL INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford Obligated Group) Series 2022-A 4.00%, 05/15/2051	$10,000	$10,004,840
California Housing Finance Agency Series 2019-2 4.00%, 03/20/2033	5,374	5,375,072
Series 2021-1, Class A 3.50%, 11/20/2035	4,272	4,093,956
Series 2021-2 0.823%, 03/25/2035	16,000	964,000
California Municipal Finance Authority (Azusa Pacific University) Series 2015-B 5.00%, 04/01/2035	2,000	2,094,385
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012-A 6.625%, 01/01/2032(a)	965	965,175
6.875%, 01/01/2042(a)	3,415	3,414,785
Series 2014 5.00%, 01/01/2035	1,050	930,065
5.25%, 01/01/2045	2,025	1,691,250
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018 5.00%, 12/31/2043-12/31/2047	5,000	5,207,853
California Municipal Finance Authority (Partnerships to Uplift Communities Lakeview Terrace and Los Angeles Project) Series 2012-A 5.30%, 08/01/2047	1,675	1,675,131
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011-A1 7.50%, 12/01/2032(d)(e)(f)	3,795	75,900
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/2045(a)	8,595	8,626,376
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) Series 2019 7.50%, 12/01/2040(a)	515	348,144

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Public Finance Authority (Enso Village) Series 2021 5.00%, 11/15/2036-11/15/2056(a)	$4,000	$4,004,952
California School Finance Authority (ACE Charter Schools Obligated Group) Series 2016 5.00%, 06/01/2052(a)	1,895	1,897,715
California School Finance Authority (Alliance for College Ready Public Schools Obligated Group) Series 2016-A 5.00%, 07/01/2046-07/01/2051(a)	5,250	5,391,062
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 06/01/2054(a)	1,165	1,179,887
California School Finance Authority (Kipp SoCal Public Schools) Series 2014-A 5.125%, 07/01/2044	2,850	2,920,460
California School Finance Authority (Partnerships to Uplift Communities Valley Project) Series 2014-A 6.40%, 08/01/2034(a)	1,000	1,037,050
6.75%, 08/01/2044(a)	6,180	6,427,217
California Statewide Communities Development Authority (Amino Inglewood CA High School) Series 2011-A 7.25%, 08/01/2041	2,000	2,006,103
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016-A 5.00%, 12/01/2041-12/01/2046(a)	10,185	10,329,421
Series 2018 5.25%, 12/01/2048(a)	6,080	6,222,460
CMFA Special Finance Agency Series 2022-A 4.00%, 08/01/2058(a)	10,000	8,678,719
CMFA Special Finance Agency (CMFA Special Finance Agency Latitude33) Series 2021-A 3.00%, 12/01/2056(a)	2,800	1,983,743

abfunds.com	AB MUNICIPAL INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

CMFA Special Finance Agency (CMFA Special Finance Agency Solana at Grand) Series 2021-A 4.00%, 08/01/2056(a)	$4,000	$3,738,472
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 3.00%, 08/01/2056(a)	6,000	4,548,302
4.00%, 08/01/2047(a)	3,000	2,468,509
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.25%, 04/01/2057(a)	1,500	1,167,325
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.25%, 05/01/2057(a)	7,500	5,727,197
4.00%, 05/01/2057(a)	10,000	7,707,896
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2056(a)	10,000	9,344,784
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 4.00%, 10/01/2056(a)	7,500	6,586,160
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Crescent) Series 2022 4.30%, 07/01/2059(a)	10,000	9,105,297
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A2 3.125%, 08/01/2056(a)	3,105	2,341,965

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.25%, 07/01/2056(a)	$5,800	$4,401,967
4.00%, 07/01/2058(a)	7,360	5,552,658
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Park Crossing Apartments) Series 2021 3.25%, 12/01/2058(a)	5,500	4,099,164
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 3.00%, 12/01/2056(a)	2,000	1,514,122
4.00%, 12/01/2056(a)	9,600	7,507,110
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 4.00%, 05/01/2057(a)	1,000	772,060
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(a)	5,000	4,051,045
Series 2021-A2 4.00%, 07/01/2056(a)	10,000	8,634,031
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Waterscape Apartments) Series 2021-A 3.00%, 09/01/2056(a)	2,000	1,515,576
Golden State Tobacco Securitization Corp. Series 2021-B Zero Coupon, 06/01/2066	24,775	3,264,431
Hastings Campus Housing Finance Authority Series 2020-A 5.00%, 07/01/2061	16,525	17,238,211
Los Angeles Unified School District/CA Series 2020-C 4.00%, 07/01/2040(c)	10,005	10,439,815
San Diego Unified School District/CA Series 2010-C Zero Coupon, 07/01/2046	10,950	4,100,553

abfunds.com	AB MUNICIPAL INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Joaquin Hills Transportation Corridor Agency Series 2014-B 5.25%, 01/15/2044	$4,000	$4,155,597
Series 2021-A 4.00%, 01/15/2044	5,518	5,536,652
Southern California Logistics Airport Authority XLCA INS Series 2006 5.00%, 12/01/2036	3,600	3,702,975
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Series 2021 Zero Coupon, 06/01/2060	3,250	601,366
Tobacco Securitization Authority of Southern California Series 2019 Zero Coupon, 06/01/2054	6,520	1,189,273
5.00%, 06/01/2039	680	738,248
Tobacco Securitization Authority of Southern California (San Diego County Tobacco Asset Securitization Corp.) Series 2006 Zero Coupon, 06/01/2046	5,465	1,057,199

		350,554,841

Colorado – 2.1%
Aurora Highlands Community Authority Board Series 2021-A 5.75%, 12/01/2051	10,000	9,329,444
Broadway Station Metropolitan District No. 3 Series 2019 5.00%, 12/01/2039-12/01/2049	2,500	2,514,796
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2037(a)	5,730	5,786,635
Central Platte Valley Metropolitan District Series 2014 5.00%, 12/01/2043	1,250	1,257,382
Clear Creek Station Metropolitan District No. 2 Series 2017-A 5.00%, 12/01/2047	1,000	999,058

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Colorado Educational & Cultural Facilities Authority (Aspen View Academy, Inc.) Series 2021 4.00%, 05/01/2051-05/01/2061	$1,600	$1,374,933
Colorado Educational & Cultural Facilities Authority (Lighthouse Building Corp.) Series 2021 4.00%, 10/01/2061	1,500	1,259,361
Colorado Educational & Cultural Facilities Authority (STEM School Academy) Series 2014 5.00%, 11/01/2044	890	900,911
5.125%, 11/01/2049	765	774,774
Colorado Health Facilities Authority (Aberdeen Ridge, Inc. Obligated Group) Series 2021-A 5.00%, 05/15/2044	2,000	1,861,333
Colorado Health Facilities Authority (Christian Living Neighborhoods Obligated Group) Series 2021 4.00%, 01/01/2042	1,750	1,525,089
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2038	735	734,719
5.00%, 08/01/2039-08/01/2044(c)	9,595	10,020,251
Colorado Health Facilities Authority (Frasier Meadows Manor, Inc. Obligated Group) Series 2023-2 4.00%, 05/15/2041(b)	1,175	1,041,808
Colorado Health Facilities Authority (Sunny Vista Living Center) Series 2015-A 6.125%, 12/01/2045(a)	1,750	1,474,214
Copper Ridge Metropolitan District Series 2019 5.00%, 12/01/2039	1,405	1,351,765
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) Series 2021 5.375%, 01/01/2041(a)	10,000	8,172,104
Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	10,000	8,876,527

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Longs Peak Metropolitan District Series 2021 5.25%, 12/01/2051(a)	$2,000	$1,734,398
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2040(a)	1,000	1,001,021
Pueblo Urban Renewal Authority Series 2021 4.75%, 12/01/2045(a)	3,810	3,628,400
Riverwalk Metropolitan District No. 2 Series 2022-A 5.00%, 12/01/2042-12/01/2052	4,000	3,711,995
STC Metropolitan District No. 2 Series 2019-A 5.00%, 12/01/2038	1,060	1,072,701
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2017-A 5.00%, 12/01/2047	2,000	2,009,772
Vauxmont Metropolitan District AGM Series 2019 3.25%, 12/15/2050	221	205,777
AGM Series 2020 5.00%, 12/01/2027-12/01/2050	670	759,257

		73,378,425

Connecticut – 0.7%
Connecticut State Health & Educational Facilities Authority (Hartford HealthCare Obligated Group) Series 2020-A 4.00%, 07/01/2036-07/01/2038	2,350	2,392,249
Connecticut State Health & Educational Facilities Authority (McLean Affiliates Obligated Group) Series 2020-B 2.75%, 01/01/2026(a)	650	635,430
State of Connecticut Series 2013-E 5.00%, 08/15/2031(c)	7,850	8,114,803
State of Connecticut Special Tax Revenue Series 2017 S-3 4.00%, 05/01/2039(c)	9,015	9,237,329
Series 2020 4.00%, 05/01/2036(c)	3,500	3,615,817

		23,995,628

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Delaware – 0.1%
Delaware River & Bay Authority Series 2022 5.00%, 01/01/2033-01/01/2037(b)	$2,650	$3,046,487

District of Columbia – 1.0%
District of Columbia (Friendship Public Charter School, Inc.) Series 2016-A 5.00%, 06/01/2041-06/01/2046	3,705	3,810,519
District of Columbia (KIPP DC Obligated Group) Series 2017-A 5.00%, 07/01/2042-07/01/2048	6,800	7,120,952
District of Columbia Tobacco Settlement Financing Corp. Series 2006 Zero Coupon, 06/15/2055	163,875	13,206,274
Metropolitan Washington Airports Authority Aviation Revenue Series 2021-A 4.00%, 10/01/2051	9,180	9,173,522

		33,311,267

Florida – 7.2%
Alachua County Health Facilities Authority (Oak Hammock at the University of Florida Obligated Group) Series 2022 4.00%, 10/01/2040-10/01/2046(b)	4,150	3,778,629
Alachua County Health Facilities Authority (Oak Hammock at the University of Florida, Inc.) Series 2012-A 8.00%, 10/01/2042-10/01/2046	4,065	4,232,338
Alachua County Health Facilities Authority (Shands Teaching Hospital & Clinics Obligated Group) Series 2014-A 5.00%, 12/01/2044	4,000	4,125,171
Align Affordable Housing Bond Fund LP (SHI – Lake Worth LLC) Series 2021 3.25%, 12/01/2051(a)	15,000	11,200,051
Bexley Community Development District Series 2016 4.875%, 05/01/2047	2,055	2,057,452

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2023 5.00%, 04/01/2027-04/01/2038(b)	$14,250	$15,384,359
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 6.00%, 07/01/2050(a)	1,550	1,552,060
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020-A 5.00%, 10/01/2028-10/01/2032	2,300	2,441,161
Capital Trust Agency, Inc. (Aviva Senior Life) Series 2017 5.00%, 07/01/2046(a)	1,500	1,331,043
Capital Trust Agency, Inc. (Educational Growth Fund LLC) Series 2021 5.00%, 07/01/2056(a)	3,000	3,023,843
Capital Trust Agency, Inc. (Team Success A School of Excellence, Inc.) Series 2020 5.00%, 06/01/2045-06/01/2055(a)	2,000	1,866,578
City of Jacksonville FL (Genesis Health, Inc. Obligated Group) Series 2020 5.00%, 11/01/2050	12,190	13,012,294
City of Lakeland FL (Florida Southern College) Series 2012-A 5.00%, 09/01/2037-09/01/2042	1,500	1,506,530
City of Tallahassee FL (Tallahassee Memorial HealthCare, Inc.) Series 2015-A 5.00%, 12/01/2044	6,830	7,062,666
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2039-09/01/2053	4,250	1,569,381
County of Broward FL Airport System Revenue 5.00%, 10/01/2030-10/01/2039(c)	9,680	10,630,037
Series 2019-A 5.00%, 10/01/2031(c)	1,500	1,659,029
5.00%, 10/01/2036	3,000	3,291,674

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Lake FL (Waterman Communities, Inc.) Series 2020 5.50%, 08/15/2040	$3,000	$2,972,510
County of Miami-Dade Seaport Department Series 2021-B 4.00%, 10/01/2046-10/01/2050	10,000	10,005,883
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2035-10/01/2039	1,595	838,493
County of Palm Beach FL (Provident Group-PBAU Properties LLC) Series 2019 5.00%, 04/01/2039-04/01/2051(a)	2,470	2,416,177
Florida Atlantic University Finance Corp. Series 2019-A 5.00%, 07/01/2031-07/01/2036(c)	11,700	13,193,455
Florida Development Finance Corp. (Brightline Trains Florida LLC) Series 2020 7.375%, 01/01/2049(a)	5,000	5,049,938
Florida Development Finance Corp. (Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding Inc.) Series 2021 3.00%, 07/01/2031(a)	675	609,591
4.00%, 07/01/2051(a)	1,950	1,687,514
Florida Development Finance Corp. (Mater Academy, Inc.) Series 2020-A 5.00%, 06/15/2035-06/15/2055	4,435	4,569,535
Florida Higher Educational Facilities Financial Authority (Ringling College of Art and Design, Inc.) Series 2019 5.00%, 03/01/2044-03/01/2049	4,170	4,395,864
Greater Orlando Aviation Authority 5.00%, 10/01/2034-10/01/2044(c)	13,000	14,177,028
Series 2019-A 5.00%, 10/01/2032(c)	10,000	11,119,475
Hillsborough County Aviation Authority 5.00%, 10/01/2048(c)	10,000	10,912,429
Lee County Industrial Development Authority/FL (Cypress Cove at Healthpark Florida Obligated Group) Series 2022 5.25%, 10/01/2057	3,000	2,961,761

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2014 5.00%, 11/15/2039-11/15/2044	$14,850	$15,209,847
North Broward Hospital District Series 2017-B 5.00%, 01/01/2037-01/01/2048	25,135	25,886,683
Orange County Health Facilities Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2023 4.00%, 08/01/2042(b)	5,000	4,596,203
Palm Beach County Educational Facilities Authority (Palm Beach Atlantic University Obligated Group) Series 2021 4.00%, 10/01/2041-10/01/2051	2,815	2,694,844
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 2.625%, 06/01/2025	1,180	1,146,280
Series 2022 4.25%, 06/01/2056	2,100	1,923,721
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(a)	2,000	2,142,344
Sarasota County Health Facilities Authority (Village On the Isle) Series 2017-A 5.00%, 01/01/2047-01/01/2052	6,950	6,960,313
Tampa Florida Hospitals 4.00%, 07/01/2045(c)	15,415	15,311,661
Village Community Development District No. 13 Series 2020 3.50%, 05/01/2051(a)	1,985	1,643,248
Series 2021 1.80%, 05/01/2026	400	368,815

		252,517,908

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Georgia – 0.7%
Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health System Obligated Group) Series 2017 5.00%, 08/01/2047	$2,650	$2,744,342
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(a)	10,000	10,001,279
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2038-01/01/2059	9,945	10,625,396

		23,371,017

Guam – 0.5%
Guam Government Waterworks Authority Series 2020-A 5.00%, 01/01/2050	2,790	3,059,359
Guam Power Authority Series 2022-A 5.00%, 10/01/2042-10/01/2043(b)	7,500	8,026,555
Territory of Guam Series 2019 5.00%, 11/15/2031	890	922,742
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2021-F 4.00%, 01/01/2036	5,000	4,713,161

		16,721,817

Idaho – 0.1%
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010-A 7.00%, 02/01/2036	4,000	4,008,984

Illinois – 11.3%
Chicago Board of Education Series 2015-C 5.25%, 12/01/2035-12/01/2039	15,500	15,905,978
Series 2016-A 7.00%, 12/01/2044	3,095	3,395,223
Series 2017-A 7.00%, 12/01/2046(a)	4,975	5,629,011

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017-B 6.75%, 12/01/2030(a)	$11,365	$12,948,002
7.00%, 12/01/2042(a)	2,400	2,730,581
Series 2017-C 5.00%, 12/01/2034	5,055	5,282,803
Series 2017-G 5.00%, 12/01/2044	8,150	8,427,517
Series 2018-A 5.00%, 12/01/2028-12/01/2033	11,150	11,808,009
Series 2018-C 5.00%, 12/01/2026	4,900	5,179,585
Series 2019-B 5.00%, 12/01/2030-12/01/2033	1,775	1,888,393
Series 2022-B 4.00%, 12/01/2041	5,000	4,824,806
Chicago O’Hare International Airport Series 2017-D 5.25%, 01/01/2036	5,000	5,437,503
Series 2018-A 5.00%, 01/01/2053(c)	10,000	10,445,662
Series 2018-B 5.00%, 01/01/2053(c)	10,000	10,682,514
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2020-A 4.00%, 12/01/2050-12/01/2055(c)	14,760	14,754,263
City of Chicago IL Series 2014-A 5.00%, 01/01/2023 (Pre-refunded/ETM)	695	709,123
5.00%, 01/01/2036	1,080	1,095,726
Series 2015-2 5.00%, 01/01/2025	400	415,837
Series 2015-A 5.50%, 01/01/2033	1,000	1,042,460
Series 2016-C 5.00%, 01/01/2038	590	610,578
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/2052	7,950	5,322,588
Illinois Finance Authority 4.00%, 08/15/2036-08/15/2041(c)	16,250	16,651,700
Illinois Finance Authority (Acero Charter Schools, Inc. Obligated Group) Series 2021 4.00%, 10/01/2042(a)	1,000	904,510

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Bradley University) Series 2021-A 4.00%, 08/01/2043-08/01/2046	$3,190	$2,981,963
Illinois Finance Authority (CHF-Chicago LLC) Series 2017-A 5.00%, 02/15/2047-02/15/2050	2,790	2,810,020
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 4.00%, 09/01/2035-09/01/2041	2,155	2,066,587
5.00%, 09/01/2036-09/01/2040	1,540	1,621,130
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2020 4.00%, 05/15/2050	1,000	978,331
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2021 5.125%, 05/15/2060	11,613	9,538,647
Illinois Finance Authority (Rosalind Franklin University of Medicine & Science) Series 2017-C 5.00%, 08/01/2049	1,075	1,115,591
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015-C 5.00%, 08/15/2044	4,500	4,678,097
Illinois State Toll Highway Authority Series 2021-A 4.00%, 01/01/2042-01/01/2046(c)	16,985	17,308,311
Metropolitan Pier & Exposition Authority Series 2012 Zero Coupon, 12/15/2041-12/15/2051	49,175	17,057,088
Series 2012-B 4.25%, 06/15/2042	1,000	1,000,996
Series 2017-A 5.00%, 06/15/2057	12,475	13,215,884
Series 2017-B Zero Coupon, 12/15/2054	8,000	1,772,060
Series 2022 4.00%, 12/15/2047-06/15/2052	12,560	11,850,056

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Illinois Series 2010 7.35%, 07/01/2035	$7,500	$8,313,701
Series 2014 5.00%, 05/01/2029-05/01/2036	30,065	30,689,174
Series 2016 5.00%, 02/01/2025-11/01/2032	42,755	45,670,420
Series 2017-D 5.00%, 11/01/2024-11/01/2028	22,035	23,857,326
Series 2018-A 5.00%, 10/01/2028-05/01/2030	10,520	11,423,652
Series 2018-B 5.00%, 10/01/2024	5,000	5,271,840
Series 2019-B 4.00%, 11/01/2033	1,500	1,472,203
5.00%, 11/01/2030	5,565	6,042,459
Series 2020-B 5.00%, 10/01/2028-10/01/2031	4,085	4,452,116
Village of Antioch IL Special Service Areas No. 1 & 2 Series 2016-A 4.50%, 03/01/2033	8,436	8,060,104
Series 2016-B 7.00%, 03/01/2033	3,782	3,648,929
Village of Pingree Grove IL Special Service Area No. 7 Series 2015 4.50%, 03/01/2025	1,467	1,479,774
5.00%, 03/01/2036	8,950	8,962,956
Series 2015-B 6.00%, 03/01/2036	2,594	2,638,943

		396,070,730

Indiana – 1.4%
City of Valparaiso IN (Green Oaks of Valparaiso LLC) Series 2021 5.375%, 12/01/2041(a)	3,350	2,708,677
Indiana Finance Authority (Baptist Healthcare System Obligated Group) Series 2017 5.00%, 08/15/2051	3,715	3,895,934
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039(a)	18,845	15,725,695

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 4.00%, 04/01/2038-04/01/2040	$4,260	$4,137,191
Indiana Finance Authority (Greencroft Goshen Obligated Group) Series 2023-2 4.00%, 11/15/2026-11/15/2030(b)	3,000	2,891,612
Indiana Finance Authority (Marquette Manor) Series 2015-A 5.00%, 03/01/2039	2,675	2,735,386
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2020 3.00%, 11/01/2030	6,375	5,900,362
Series 2020-A 3.00%, 11/01/2030	2,690	2,489,721
Series 2021-B 2.50%, 11/01/2030	4,025	3,583,068
Indiana Finance Authority (University of Evansville) Series 2022 5.25%, 09/01/2057	5,000	4,954,527

		49,022,173

Iowa – 0.9%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2022 5.00%, 12/01/2050	10,000	10,699,795
Iowa Finance Authority (Wesley Retirement Services, Inc. Obligated Group) Series 2021 4.00%, 12/01/2031-12/01/2051	12,150	10,958,866
Iowa Higher Education Loan Authority (Simpson College) Series 2020 5.50%, 11/01/2051	5,000	5,019,778
Xenia Rural Water District Series 2016 5.00%, 12/01/2041	4,000	4,256,026

		30,934,465

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kansas – 0.4%
City of Lawrence KS (Lawrence Memorial Hospital/KS) Series 2018 5.00%, 07/01/2043	$7,500	$7,979,702
Overland Park Development Corp. (City of Overland Park KS) Series 2019 5.00%, 03/01/2037-03/01/2049	6,560	6,591,353

		14,571,055

Kentucky – 1.8%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 4.00%, 02/01/2038	745	745,804
City of Henderson KY (Pratt Paper LLC) Series 2022 4.70%, 01/01/2052(a)	7,000	7,026,556
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2046	1,430	1,503,979
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2044-08/01/2049(c)	14,640	15,270,790
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/2042	7,765	7,345,813
5.50%, 11/15/2045	2,350	2,225,636
Series 2016-A 5.00%, 05/15/2046-05/15/2051	8,000	7,374,775
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2037	4,045	4,290,905
5.25%, 06/01/2041	3,650	3,846,155

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Rosedale Green) Series 2015 5.75%, 11/15/2050	$2,650	$2,556,525
Kentucky Public Energy Authority (Morgan Stanley) Series 2022-A 4.00%, 08/01/2052(c)	10,000	10,261,306
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2020-A 5.00%, 10/01/2038	370	401,041

		62,849,285

Louisiana – 0.9%
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015-A 6.25%, 11/15/2045	7,625	7,737,823
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/2041	5,000	5,298,887
Louisiana Public Facilities Authority Series 2016 5.00%, 05/15/2047 (Pre-refunded/ETM)	25	27,524
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013-B 10.50%, 07/01/2039(e)(f)	7,250	73
Series 2014-A 8.375%, 07/01/2039(e)(f)	17,000	170
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Lease) Series 2016-A 5.00%, 07/01/2051(c)	10,000	10,457,032
New Orleans Aviation Board Series 2017-B 5.00%, 01/01/2048	2,350	2,465,872
Parish of St. James LA (NuStar Logistics LP) Series 2020-2 6.35%, 07/01/2040-10/01/2040(a)	1,760	2,013,504

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

St Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/2037	$4,600	$4,689,864

		32,690,749

Maine – 0.8%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 01/01/2025(a)	7,270	7,483,273
Maine Health & Higher Educational Facilities Authority 4.00%, 07/01/2037-07/01/2040(c)	6,190	6,301,461
Maine Health & Higher Educational Facilities Authority (MaineHealth Obligated Group) Series 2020-A 4.00%, 07/01/2045(c)	6,295	6,336,036
Maine Health & Higher Educational Facilities Authority (Stephens Memorial Hospital Association) Series 2015 5.00%, 07/01/2039(c)	8,100	8,593,145

		28,713,915

Maryland – 2.5%
City of Westminster MD (Lutheran Village at Miller’s Grant, Inc. (The)) Series 2014-A 6.00%, 07/01/2034	1,500	1,555,618
6.125%, 07/01/2039	750	777,385
6.25%, 07/01/2044	2,000	2,072,708
County of Frederick MD (Mount St. Mary’s University, Inc.) Series 2017-A 5.00%, 09/01/2037-09/01/2045(a)	2,885	2,942,709
Maryland Economic Development Corp. Series 2020 3.25%, 09/01/2030	500	462,204
4.00%, 09/01/2050	1,500	1,288,441
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.25%, 06/30/2055	7,525	7,899,061

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Maryland Health & Higher Educational Facilities Authority (Adventist Healthcare Obligated Group) Series 2021 5.00%, 01/01/2025-01/01/2036	$4,065	$4,432,275
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center Obligated Group) Series 2015 5.00%, 07/01/2040-07/01/2045	5,275	5,445,453
Maryland Stadium Authority (Baltimore City Public School Construction Financing Fund) Series 2020 5.00%, 05/01/2050(c)	45,000	52,262,487
State of Maryland Department of Transportation Series 2022-2 5.00%, 12/01/2024-12/01/2028(b)	7,250	7,922,259

		87,060,600

Massachusetts – 2.4%
Commonwealth of Massachusetts Series 2022-B 4.00%, 02/01/2044	10,000	10,417,471
Massachusetts Development Finance Agency (Emerson College) Series 2016-A 5.00%, 01/01/2047	16,595	17,153,465
Massachusetts Development Finance Agency (Emmanuel College/MA) Series 2016-A 5.00%, 10/01/2034-10/01/2043	5,500	5,764,203
Massachusetts Development Finance Agency (Lawrence General Hospital Obligated Group) Series 2017 5.00%, 07/01/2034-07/01/2047	4,400	4,065,532
Massachusetts Development Finance Agency (Merrimack College) Series 2014 5.125%, 07/01/2044	1,000	1,025,691

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (NewBridge on the Charles, Inc.) Series 2017 5.00%, 10/01/2037(a)	$1,000	$1,056,530
Massachusetts Development Finance Agency (President & Fellows of Harvard College) Series 2016-A 5.00%, 07/15/2040	8,075	9,823,415
Massachusetts Development Finance Agency (Springfield College) Series 2021 5.00%, 06/01/2025-06/01/2030	2,085	2,232,579
Series 2021-B 4.00%, 06/01/2041	1,355	1,318,465
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2019-A 5.00%, 07/01/2036-07/01/2044	10,430	11,227,810
Massachusetts Port Authority Series 2019-A 5.00%, 07/01/2036-07/01/2038(c)	16,600	18,187,115

		82,272,276

Michigan – 1.1%
City of Detroit MI Series 2014-B 4.00%, 04/01/2044	7,000	5,602,941
Series 2018 5.00%, 04/01/2037	1,700	1,794,070
Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate) Series 2017-A 5.00%, 11/01/2047-11/01/2052	2,245	2,269,676
Michigan Finance Authority Series 2016 5.00%, 12/01/2045 (Pre-refunded/ETM)	45	49,856
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2014 5.00%, 07/01/2044	5	5,015
Series 2014-C6 5.00%, 07/01/2033	2,750	2,863,619

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) Series 2014-D4 5.00%, 07/01/2029-07/01/2030	$2,400	$2,511,044
Michigan Finance Authority (Lawrence Technological University Obligated Group) Series 2022 4.00%, 02/01/2027-02/01/2042	1,215	1,187,611
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-B Zero Coupon, 06/01/2065	30,750	3,724,929
Michigan Finance Authority (Public Lighting Authority) Series 2014-B 5.00%, 07/01/2039-07/01/2044	14,780	15,091,962
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2008-C Zero Coupon, 06/01/2058	105,700	5,093,620

		40,194,343

Minnesota – 0.5%
City of Apple Valley MN (PHS Apple Valley Senior Housing, Inc.) Series 2021 4.00%, 09/01/2051-09/01/2061	1,100	900,331
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2018-A 5.00%, 11/15/2049(c)	10,250	10,852,630
Duluth Economic Development Authority (Benedictine Health System Obligated Group) Series 2021 4.00%, 07/01/2036-07/01/2041	1,830	1,751,836
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Minnesota Math & Science Academy) Series 2021 4.00%, 06/01/2041-06/01/2056(a)	3,000	2,360,548

		15,865,345

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Mississippi – 0.4%
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 4.00%, 10/01/2041(a)	$1,000	$998,459
5.00%, 10/01/2031(a)	2,850	3,188,678
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016-A 5.00%, 09/01/2036-09/01/2046	8,685	9,110,179
Mississippi Hospital Equipment & Facilities Authority (Forrest General Hospital, Inc.) Series 2019 4.00%, 01/01/2037	465	476,059
5.00%, 01/01/2035	750	818,413

		14,591,788

Missouri – 0.8%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017-A 5.00%, 03/01/2036	1,900	2,012,114
I-470 Western Gateway Transportation Development District (I-470 Western Gateway Transportation Development District Sales Tax) Series 2019-A 5.25%, 12/01/2048(a)	5,000	5,122,518
Kansas City Industrial Development Authority Series 2019 5.00%, 07/01/2040(a)	1,910	1,697,929
Series 2021 2.00%, 11/15/2046	1,165	56,157
Kansas City Industrial Development Authority (Kansas City United Methodist Retirement Home Obligated Group) Series 2021-A 10.00%, 11/15/2037	804	724,639
Series 2021-C 7.50%, 11/15/2046	643	543,276
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2021 5.00%, 11/15/2046	2,610	2,147,278

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016-A 5.00%, 08/15/2036-08/15/2051	$10,000	$9,899,585
Series 2021-A 5.00%, 08/15/2056	5,000	4,840,529

		27,044,025

Nebraska – 1.0%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.25%, 09/01/2037	1,500	1,512,866
Series 2017-A 5.00%, 09/01/2032-09/01/2042(c)	24,945	28,098,117
Douglas County Hospital Authority No. 2 (Madonna Rehabilitation Hospital Obligated Group) Series 2014 5.00%, 05/15/2044	4,015	4,101,972

		33,712,955

Nevada – 0.2%
City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018-C Zero Coupon, 07/01/2058(a)	11,500	1,352,349
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.75%, 06/15/2028(a)	2,550	2,337,327
Las Vegas Redevelopment Agency Series 2016 5.00%, 06/15/2045	3,000	3,144,386
State of Nevada Department of Business & Industry (Fulcrum Sierra Biofuels LLC) Series 2018 6.95%, 02/15/2038(a)	1,635	1,565,631

		8,399,693

New Hampshire – 0.8%
New Hampshire Business Finance Authority Series 2020-1 4.125%, 01/20/2034	12,419	13,064,411

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2020-A 3.625%, 07/01/2043(a)	$1,240	$1,089,831
Series 2020-B 3.75%, 07/01/2045(a)	2,475	2,182,322
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Obligated Group) Series 2020-A 5.00%, 08/01/2059	8,920	10,412,341

		26,748,905

New Jersey – 6.3%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014 5.00%, 06/15/2040	2,845	2,918,975
Series 2015-W 5.25%, 06/15/2040	4,725	4,938,637
Series 2017-D 5.00%, 06/15/2042	5,000	5,293,799
Series 2018-A 5.00%, 06/15/2047	5,000	5,267,502
Series 2019 5.25%, 04/01/2028	2,720	3,008,269
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.125%, 01/01/2034	9,780	9,992,761
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2037-10/01/2047	10,750	11,279,257
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012-A 5.125%, 06/15/2043	7,515	7,523,979
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	4,140	4,167,002

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014-B 5.625%, 11/15/2030	$4,525	$4,604,801
New Jersey Educational Facilities Authority (Stevens Institute of Technology) Series 2020-A 4.00%, 07/01/2050	1,195	1,119,922
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2028-06/15/2029	22,140	23,962,471
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013-A 5.00%, 06/15/2036	5,000	5,079,165
Series 2015-A 5.00%, 06/15/2045	1,000	1,031,896
Series 2018-A 5.00%, 12/15/2033-12/15/2035	21,245	23,041,752
Series 2019 5.00%, 06/15/2038-06/15/2046	5,095	5,477,854
Series 2019-B 4.00%, 06/15/2036-06/15/2037	2,985	3,013,199
Series 2020-A 4.00%, 06/15/2045	1,000	993,318
Series 2022-A 4.00%, 06/15/2041	5,000	5,015,275
5.00%, 06/15/2035	13,625	15,272,030
South Jersey Transportation Authority Series 2014-A 5.00%, 11/01/2039	7,765	7,967,236
State of New Jersey Series 2020 4.00%, 06/01/2032	6,000	6,456,488
Tobacco Settlement Financing Corp./NJ Series 2018-B 5.00%, 06/01/2046	60,055	61,745,026

		219,170,614

New Mexico – 0.4%
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center) Series 2012 5.50%, 07/01/2042	8,155	8,176,075

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group) Series 2019 5.00%, 07/01/2039-07/01/2049	$4,380	$4,255,687

		12,431,762

New York – 8.9%
Build NYC Resource Corp. (Albert Einstein College of Medicine, Inc.) Series 2016 5.50%, 09/01/2045(a)	9,620	10,033,849
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2056(a)	2,050	2,065,773
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/2039	7,050	7,182,799
5.50%, 11/01/2044	2,875	2,950,533
City of New York NY Series 2020-A 5.00%, 08/01/2030-08/01/2031(c)	21,500	25,202,489
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2015 12.00%, 07/01/2034(f)	5,000	4,998,619
Metropolitan Transportation Authority Series 2013-A 5.00%, 11/15/2023	2,130	2,186,831
Series 2015-A 5.00%, 11/15/2045	4,830	4,946,936
Series 2015-F 5.00%, 11/15/2024	1,575	1,665,183
Series 2016-A 4.00%, 11/15/2025	1,415	1,472,392
5.00%, 11/15/2032	1,295	1,368,128
Series 2016-B 5.00%, 11/15/2025-11/15/2037	13,900	14,584,053
Series 2016-D 5.00%, 11/15/2027	4,630	5,036,264
Series 2017-B 5.00%, 11/15/2023	1,095	1,139,227

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017-C 5.00%, 11/15/2028	$1,650	$1,800,767
Series 2018-B 5.00%, 11/15/2025-11/15/2026	3,530	3,817,448
Series 2019-A 5.00%, 11/15/2048	2,000	2,104,460
Series 2020-C 4.75%, 11/15/2045	2,000	2,053,964
Series 2020-D 4.00%, 11/15/2048	10,000	9,673,277
5.00%, 11/15/2043	4,000	4,295,445
Series 2020-E 4.00%, 11/15/2026-11/15/2045	4,000	4,061,956
5.00%, 11/15/2027	1,750	1,924,101
Series 2021-A 4.00%, 11/15/2047	5,000	4,848,906
Monroe County Industrial Development Corp./NY (St Ann’s of Greater Rochester Obligated Group) Series 2019 5.00%, 01/01/2050	3,150	2,853,201
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2021 5.00%, 01/01/2058	7,315	5,307,259
9.00%, 01/01/2041(a)	3,660	3,274,811
New York City Housing Development Corp. Series 2020 2.55%, 08/01/2040	1,355	1,121,516
New York City NY Transitional 5.00%, 02/01/2032(c)	8,640	8,794,823
New York Counties Tobacco Trust V Series 2005 Zero Coupon, 06/01/2050	51,990	7,516,433
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2029-01/01/2033	7,500	7,811,450
Series 2020 4.375%, 10/01/2045	21,325	20,494,172
5.00%, 10/01/2035-10/01/2040	5,015	5,219,031

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2022 5.00%, 12/01/2038-12/01/2040	$4,000	$4,306,448
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2041	17,110	17,727,775
5.25%, 01/01/2050	8,000	8,335,335
Oneida County Local Development Corp. (Hamilton College) Series 2021 5.00%, 07/01/2051	12,105	14,590,378
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 01/01/2046	5,865	5,220,305
Triborough Bridge & Tunnel Authority 5.25%, 05/15/2057(c)	10,000	11,599,623
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2022-C 5.25%, 05/15/2052(c)	5,000	5,822,830
Series 2021-B 4.00%, 05/15/2056(c)	12,000	12,256,644
Series 2022 5.00%, 05/15/2031(b)	10,000	11,684,842
5.00%, 05/15/2052(c)	13,000	15,599,843
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	4,270	3,640,073
5.25%, 09/15/2042-09/15/2053	11,510	9,252,358
Westchester County Local Development Corp. (Purchase Senior Learning Community Obligated Group) Series 2021 2.875%, 07/01/2026(a)	7,650	7,335,807
Western Regional Off-Track Betting Corp. Series 2021 4.125%, 12/01/2041(a)	1,650	1,384,202

		310,562,559

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

North Carolina – 0.3%
Fayetteville State University Series 2023 5.00%, 04/01/2033-04/01/2043(a)(b)	$5,430	$5,880,966
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/2035	1,625	1,640,896
University of North Carolina at Chapel Hill (University of North Carolina Hospitals at Chapel Hill) Series 2019 5.00%, 02/01/2049	3,000	3,595,312

		11,117,174

North Dakota – 0.3%
City of Grand Forks ND (Altru Health System Obligated Group) Series 2021 4.00%, 12/01/2037	2,600	2,602,480
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031(a)	1,550	959,199
7.00%, 12/15/2043(a)	1,610	969,662
County of Ward ND (Trinity Health Obligated Group) Series 2017-C 5.00%, 06/01/2043	5,000	5,234,136

		9,765,477

Ohio – 5.5%
Buckeye Tobacco Settlement Financing Authority Series 2020-B Zero Coupon, 06/01/2057	36,605	5,387,747
5.00%, 06/01/2055	102,025	103,569,240
City of Middleburg Heights OH (Southwest General Health Center Obligated Group) Series 2020 4.00%, 08/01/2047	3,000	2,955,744
Series 2021 4.00%, 08/01/2041	7,000	6,943,021
5.00%, 08/01/2030-08/01/2034	4,410	4,948,904

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042-02/15/2052	$25,160	$26,774,060
5.25%, 02/15/2047	7,575	8,139,993
County of Franklin OH (First Community Village Obligated Group) Series 2019 5.00%, 07/01/2049	2,900	2,617,768
County of Marion OH (United Church Homes, Inc. Obligated Group) Series 2019 5.00%, 12/01/2039	565	570,273
5.125%, 12/01/2049	690	690,645
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049(a)(d)(e)	5,215	2,346,750
Jefferson County Port Authority/OH (JSW Steel USA Ohio, Inc.) Series 2021 3.50%, 12/01/2051(a)	3,700	2,820,472
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009-A 4.375%, 06/01/2033	2,730	2,730,000
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 4.25%, 01/15/2038(a)	1,540	1,531,243
Ohio Turnpike & Infrastructure Commission Series 2022 5.00%, 02/15/2039(b)	10,500	12,032,379
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-A 4.375%, 06/01/2033	1,610	1,610,000
Port of Greater Cincinnati Development Authority Series 2021 4.375%, 06/15/2056	1,000	938,569
Toledo-Lucas County Port Authority (ParkUToledo Inc) Series 2021 4.00%, 01/01/2057	7,065	6,278,675

		192,885,483

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Oklahoma – 1.0%
Comanche County Memorial Hospital Series 2015 5.00%, 07/01/2022	$500	$501,233
Norman Regional Hospital Authority (Norman Regional Hospital Authority Obligated Group) Series 2019 3.25%, 09/01/2038-09/01/2039	3,545	3,034,902
Oklahoma Development Finance Authority (Oklahoma City University Obligated Group) Series 2019 5.00%, 08/01/2044-08/01/2049	9,045	9,449,708
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018-B 5.00%, 08/15/2033	3,165	3,222,647
5.50%, 08/15/2052-08/15/2057	16,290	16,643,572
Tulsa Authority for Economic Opportunity (Tulsa Authority for Economic Opportunity Increment District No. 8) Series 2021 4.375%, 12/01/2041(a)	2,000	1,627,406

		34,479,468

Oregon – 0.3%
Clackamas County Hospital Facility Authority (Rose Villa, Inc. Obligated Group) Series 2020-A 5.25%, 11/15/2050	1,000	1,004,673
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014-A 5.40%, 10/01/2044	2,750	2,797,301
5.50%, 10/01/2049	5,650	5,750,776
Yamhill County Hospital Authority (Friendsview Manor Obligated Group) Series 2021-B 1.75%, 11/15/2026	500	470,728

		10,023,478

Pennsylvania – 3.3%
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 05/01/2042(a)	3,070	3,215,389
Series 2018 5.00%, 05/01/2042(a)	2,325	2,453,161

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Berks County Municipal Authority (The) (Tower Health Obligated Group) Series 2020-B 5.00%, 02/01/2040	$1,000	$998,265
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 4.00%, 07/01/2046	5,000	4,303,813
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016-A 6.00%, 06/01/2046-06/01/2051	11,665	12,276,474
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2019 5.00%, 01/01/2045	1,185	1,196,194
Cumberland County Municipal Authority (Penn State Health Obligated Group) Series 2019 3.00%, 11/01/2038	4,475	4,125,010
4.00%, 11/01/2036	865	884,121
Geisinger Authority (Geisinger Health System Obligated Group) Series 2020 5.00%, 04/01/2043(c)	2,000	2,224,438
Geisinger Pennsylvania Authority Health System 5.00%, 04/01/2050(c)	8,000	8,677,635
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2032	1,000	1,067,248
Lancaster County Hospital Authority/PA (St. Anne’s Retirement Community Obligated Group) Series 2020 5.00%, 03/01/2040-03/01/2045	1,500	1,468,516
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2022 5.00%, 05/01/2057(c)	10,000	10,839,791

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Moon Industrial Development Authority (Baptist Homes Society) Series 2015 6.00%, 07/01/2045	$18,125	$18,382,739
Pennsylvania Economic Development Financing Authority (Covanta Holding Corp.) Series 2019 3.25%, 08/01/2039(a)	1,640	1,389,589
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp.) Series 2012-A 5.00%, 11/01/2041	3,620	3,634,913
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2034-12/31/2038	11,930	12,379,011
Pennsylvania Turnpike Commission Series 2017-B 5.00%, 06/01/2036	2,010	2,168,311
Philadelphia Authority for Industrial Development (Greater Philadelphia Health Action, Inc.) Series 2015-A 6.375%, 06/01/2040	1,300	1,317,802
6.50%, 06/01/2045	2,390	2,427,558
6.625%, 06/01/2050	3,870	3,935,448
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2050-08/01/2054	3,825	3,934,043
Scranton-Lackawanna Health and Welfare Authority (Scranton Parking System Concession Project) Series 2016-A 5.00%, 01/01/2051-01/01/2057(a)	12,395	8,281,993
Series 2016-B 6.08%, 01/01/2026(a)	625	597,401
Series 2016-C Zero Coupon, 01/01/2036(a)	3,010	1,002,735
Series 2016-D Zero Coupon, 01/01/2057(g)	59,415	3,564,900

		116,746,498

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 12.1%
Children’s Trust Fund Series 2005-A Zero Coupon, 05/15/2050	$3,830	$643,226
Series 2008-A Zero Coupon, 05/15/2057	70,000	4,697,784
Series 2008-B Zero Coupon, 05/15/2057	445,000	23,500,049
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024-07/01/2033	23,199	14,170,610
4.00%, 07/01/2033-07/01/2046	46,537	45,179,110
5.25%, 07/01/2023	2,912	2,950,278
5.375%, 07/01/2025	4,904	5,159,940
5.625%, 07/01/2027-07/01/2029	13,301	14,612,598
5.75%, 07/01/2031	5,122	5,790,111
Series 2022-C 0.00%, 11/01/2043	20,710	10,717,270
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	5,292	4,710,105
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008-A 6.125%, 07/01/2024	1,740	1,794,418
Series 2020-A 4.00%, 07/01/2023(a)	3,000	3,028,070
5.00%, 07/01/2025-07/01/2047(a)	25,000	26,309,687
Series 2021-B 4.00%, 07/01/2042-07/01/2047(a)	5,740	5,538,814
5.00%, 07/01/2025-07/01/2037(a)	15,270	16,195,642
Series 2022-A 4.00%, 07/01/2047(a)(b)	3,230	3,091,802
5.00%, 07/01/2033-07/01/2037(a)(b)	20,000	21,295,340
Puerto Rico Custodial Trust Series 2022 5.50%, 07/01/2029	323	341,202
Puerto Rico Electric Power Authority Series 2007-T 5.00%, 07/01/2032-07/01/2037(d)(e)	17,470	16,203,424
Series 2008-W 5.00%, 07/01/2028(d)(e)	7,285	6,756,837
5.375%, 07/01/2024(d)(e)	3,700	3,454,875
Series 2010-A 5.25%, 07/01/2029-07/01/2030(d)(e)	2,760	2,573,700

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2010-C 5.00%, 07/01/2024(d)(e)	$1,530	$1,419,075
5.25%, 07/01/2027-07/01/2028(d)(e)	7,255	6,765,288
Series 2010-D 5.00%, 07/01/2020-07/01/2021(d)(h)	2,580	2,392,950
5.00%, 07/01/2022(d)(e)	610	565,775
Series 2010-X 5.25%, 07/01/2027-07/01/2040(d)(e)	13,760	12,831,200
5.75%, 07/01/2036(d)(e)	1,000	940,000
Series 2010-Z 5.25%, 07/01/2019(d)(h)	1,715	1,599,238
5.25%, 07/01/2022-07/01/2025(d)(e)	3,575	3,333,688
Series 2012-A 5.00%, 07/01/2029-07/01/2042(d)(e)	3,545	3,287,988
AGM Series 2007-V 5.25%, 07/01/2031	14,090	14,766,901
NATL Series 2007-V 5.25%, 07/01/2029	215	223,121
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	4,260	4,511,115
AGC Series 2007-C 5.50%, 07/01/2031	655	701,962
AGC Series 2007-N 5.25%, 07/01/2036	3,560	3,776,371
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	16,195	16,784,302
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024-07/01/2046	55,699	17,888,912
Series 2019-A 4.329%, 07/01/2040	21,770	21,742,761
4.55%, 07/01/2040	2,637	2,664,563
5.00%, 07/01/2058	67,981	69,117,343

		424,027,445

Rhode Island – 0.2%
Rhode Island Health and Educational Building Corp. (Lifespan Obligated Group) Series 2016 5.00%, 05/15/2031-05/15/2034	6,285	6,551,714

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

South Carolina – 1.3%
Columbia Housing Authority/SC Series 2022 4.80%, 11/01/2024	$2,975	$2,979,534
5.26%, 11/01/2032	500	508,473
5.41%, 11/01/2039	7,515	7,701,459
6.28%, 11/01/2039	330	337,303
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.25%, 06/01/2040(a)	2,615	2,260,354
6.50%, 06/01/2051(a)	2,000	1,683,043
South Carolina Public Service Authority Series 2022 3.00%, 12/01/2043	1,606	1,333,202
4.00%, 12/01/2043-12/01/2050	29,814	29,463,915

		46,267,283

South Dakota – 0.1%
County of Lincoln SD (Augustana College Association (The)) Series 2021 4.00%, 08/01/2041-08/01/2051	4,455	4,148,504

Tennessee – 1.0%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.125%, 12/01/2042(a)	19,305	19,338,805
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2037	805	806,069
Johnson City Health & Educational Facilities Board (Mountain States Health Alliance Obligated Group) Series 2012 5.00%, 08/15/2042	2,455	2,470,563
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trevecca Nazarene University) Series 2021 4.00%, 10/01/2051	1,000	858,751

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018 7.50%, 04/01/2049(a)(d)(e)	$100	$6,500
Series 2018-A 6.25%, 04/01/2049(a)(d)(e)	4,465	2,009,250
Metropolitan Government Nashville & Davidson County Industrial Development Board (South Nashville Central Business Improvement District) Series 2021 4.00%, 06/01/2051(a)	1,300	1,117,139
Shelby County Health Educational & Housing Facilities Board (Trezevant Episcopal Home (The)) Series 2013-A 5.375%, 09/01/2041	1,020	955,965
Shelby County Health Educational & Housing Facilities Board (Village at Germantown, Inc.) Series 2014 5.25%, 12/01/2044-12/01/2049	4,325	4,393,141
Wilson County Health & Educational Facilities Board Series 2021 4.00%, 12/01/2039	5,800	4,762,027

		36,718,210

Texas – 5.9%
Abilene Convention Center Hotel Development Corp. (City of Abilene TX Abilene Convention Center Revenue) Series 2021-A 4.00%, 10/01/2050	2,895	2,827,007
Series 2021-B 5.00%, 10/01/2050(a)	4,250	3,974,490
Arlington Higher Education Finance Corp. (Uplift Education) Series 2016-A 5.00%, 12/01/2046	2,175	2,256,390
Arlington Higher Education Finance Corp. (Wayside Schools) Series 2021-A 4.00%, 08/15/2041	610	540,059

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Baytown Municipal Development District (Baytown Municipal Development District Hotel Occupancy Tax) Series 2021 5.00%, 10/01/2050(a)	$6,205	$5,735,538
Board of Managers Joint Guadalupe County-City of Seguin Hospital Series 2015 5.00%, 12/01/2040	1,500	1,530,800
5.25%, 12/01/2035	1,200	1,247,708
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2040	4,715	4,936,471
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	12,845	12,979,099
Series 2015-B 5.00%, 07/15/2030-07/15/2035	4,655	4,704,564
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2012 5.00%, 08/15/2042	2,470	2,477,361
Series 2013 6.00%, 08/15/2043	1,000	1,031,872
Conroe Local Government Corp. (Conroe Local Government Corp. Conroe Convention Center Hotel) Series 2021 4.00%, 10/01/2046	1,160	1,184,372
Dallas County Flood Control District No. 1 Series 2015 5.00%, 04/01/2032(a)	2,000	2,006,918
Decatur Hospital Authority (Wise Regional Health System) Series 2014-A 5.25%, 09/01/2044	6,300	6,448,587
El Paso County Hospital District Series 2017 5.00%, 08/15/2033	3,940	4,297,516
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group) Series 2022 5.00%, 07/01/2052(b)	10,000	10,902,252

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Hidalgo County Regional Mobility Authority Series 2022-B Zero Coupon, 12/01/2043-12/01/2056	$11,290	$2,139,174
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2033-10/15/2044	16,315	17,105,511
Kerrville Health Facilities Development Corp. (Sid Peterson Memorial Hospital) Series 2015 5.00%, 08/15/2035	1,800	1,874,106
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	15,000	15,549,805
New Hope Cultural Education Facilities Finance Corp. (BSPV – Plano LLC) Series 2019 7.25%, 12/01/2053(d)(e)	4,145	3,730,500
New Hope Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc. Obligated Group) Series 2021 2.00%, 11/15/2061	9,130	5,113,391
7.50%, 11/15/2036-11/15/2037	2,630	2,363,371
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village) Series 2017 5.00%, 01/01/2037-01/01/2042	9,770	9,923,174
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2020 5.00%, 01/01/2055	1,680	1,587,227
Series 2022 4.00%, 01/01/2047(b)	1,300	1,046,478
4.25%, 01/01/2057(b)	5,000	3,858,112
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes Obligated Group) Series 2019 5.00%, 01/01/2055	2,200	1,829,674

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Westminster Manor) Series 2016 5.00%, 11/01/2040	$1,000	$1,044,476
Newark Higher Education Finance Corp. (TLC Academy) Series 2021-A 4.00%, 08/15/2051	1,275	1,109,621
North East Texas Regional Mobility Authority Series 2016 5.00%, 01/01/2046	15,170	15,614,391
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 4.00%, 01/01/2050(a)	1,460	1,216,009
Series 2021 2.75%, 01/01/2036(a)	1,750	1,374,036
2.875%, 01/01/2041(a)	2,000	1,442,530
Red River Education Finance Corp. (St. Edward’s University, Inc.) Series 2016 5.00%, 06/01/2046	2,000	2,091,189
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012-B 8.00%, 07/01/2038(d)(e)(f)	5,720	1,430,000
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015-A 5.00%, 11/15/2045(d)(e)	2,585	1,034,000
Series 2015-B 5.00%, 11/15/2036(d)(e)	1,125	450,000
Series 2017 5.25%, 11/15/2047(d)(e)	845	338,000
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020-A 5.75%, 12/01/2054	16,668	14,291,296
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014-A1 5.00%, 10/01/2044-10/01/2049	3,960	4,038,558

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2019 5.00%, 06/30/2058	$23,230	$24,198,057
Uptown Development Authority Series 2017-A 5.00%, 09/01/2040	1,985	2,053,042

		206,926,732

Utah – 0.7%
County of Utah UT (IHC Health Services, Inc. Obligated Group) Series 2020-I 3.00%, 05/15/2050	3,550	3,020,170
4.00%, 05/15/2043	2,750	2,804,257
5.00%, 05/15/2043-05/15/2050(c)	13,000	14,318,801
Military Installation Development Authority Series 2021-A 4.00%, 06/01/2052	3,000	2,285,128
Utah Charter School Finance Authority Series 2012 6.30%, 07/15/2032 (Pre-refunded/ETM)	850	855,116

		23,283,472

Virginia – 2.7%
Chesapeake Bay Bridge & Tunnel District Series 2016 5.00%, 07/01/2046	1,750	1,836,682
Lexington Industrial Development Authority (Kendal at Lexington) Series 2017-A 5.00%, 01/01/2042-01/01/2048	1,940	2,037,129
Richmond Redevelopment & Housing Authority (American Tobacco Holdings LLC) Series 2017 5.55%, 01/01/2037(a)	1,275	1,200,798
Tobacco Settlement Financing Corp./VA Series 2007-B1 5.00%, 06/01/2047	30,935	30,984,091
Virginia College Building Authority (Marymount University) Series 2015 5.00%, 07/01/2045(a)	4,000	4,028,187
Series 2015-A 5.00%, 07/01/2035-07/01/2045(a)	4,310	4,348,951

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Virginia Small Business Financing Authority (95 Express Lanes LLC) Series 2022 4.00%, 01/01/2048	$7,000	$6,711,831
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2022 4.00%, 01/01/2035-01/01/2039(b)	30,000	30,088,679
Virginia Small Business Financing Authority (I-66 Express Mobility Partners LLC) Series 2017 5.00%, 12/31/2049	11,275	11,733,981

		92,970,329

Washington – 2.5%
King County Public Hospital District No. 4 Series 2015-A 5.00%, 12/01/2038	5,700	5,746,716
Port of Seattle WA Series 2019 5.00%, 04/01/2044(c)	10,000	10,754,729
Washington Health Care Facilities Authority 5.00%, 09/01/2055(c)	10,000	10,720,141
Series 2019-A 5.00%, 08/01/2049(c)	1,500	1,561,412
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2039-08/01/2044(c)	5,485	5,729,958
Washington Health Care Facilities Authority (Overlake Hospital Medical Center Obligated Group) Series 2017-B 5.00%, 07/01/2033	2,835	3,052,755
Washington Health Care Facilities Authority (Seattle Cancer Care Alliance Obligated Group) Series 2021 3.00%, 12/01/2035(a)	440	408,311
4.00%, 12/01/2040-12/01/2048(a)	3,040	3,076,131
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2036-08/15/2037	9,800	10,421,717

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	$10,600	$10,126,450
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	10,006	9,349,366
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016 5.00%, 01/01/2036-01/01/2046(a)	6,625	6,358,985
Series 2019-A 5.00%, 01/01/2044-01/01/2049(a)	715	678,126
Washington State Housing Finance Commission (Riverview Retirement Community Obligated Group) Series 2012 5.00%, 01/01/2048	5,315	5,319,596
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014-A 7.375%, 01/01/2044(a)	4,185	4,357,923

		87,662,316

West Virginia – 0.3%
City of South Charleston WV (City of South Charleston WV South Charleston Park Place Excise Tax District) Series 2022 4.50%, 06/01/2050(a)	1,000	813,980
Monongalia County Commission Excise Tax District Series 2021-A 4.125%, 06/01/2043(a)	2,250	2,174,716
West Virginia Economic Development Authority (Arch Resources, Inc.) Series 2021 4.125%, 07/01/2045	1,990	2,001,810

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

West Virginia Hospital Finance Authority (Charleston Area Medical Center, Inc. Obligated Group) Series 2019 5.00%, 09/01/2038-09/01/2039	$3,870	$4,319,330

		9,309,836

Wisconsin – 4.8%
Public Finance Authority 4.00%, 06/01/2045(c)	10,000	9,963,056
St. Croix Chippewa Indians of Wisconsin Series 2021 5.00%, 09/30/2041(a)	6,175	5,074,982
UMA Education, Inc. Series 2019 5.00%, 10/01/2034-10/01/2039(a)	14,340	15,080,185
Wisconsin Center District AGM Series 2020-D Zero Coupon, 12/15/2050	44,075	13,012,227
Wisconsin Health & Educational Facilities Authority (Marshfield Clinic Health System Obligated Group) AGM Series 2020 4.00%, 02/15/2034-02/15/2035	2,100	2,166,457
Wisconsin Health & Educational Facilities Authority (Oakwood Lutheran Senior Ministries Obligated Group) Series 2021 4.00%, 01/01/2047	2,400	2,062,495
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 5.00%, 11/01/2046-11/01/2054	2,080	2,055,027
Wisconsin Housing & Economic Development Authority (Roers Sun Prairie Apartments Owner LLC) Series 2022 4.625%, 03/15/2040(a)	1,605	1,505,401
Series 2022-A 3.875%, 12/01/2039(a)	7,370	6,888,407

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority Series 2022 6.00%, 02/01/2062(a)	$7,850	$7,856,773
Wisconsin Public Finance Authority (21st Century Public Academy) Series 2020 5.00%, 06/01/2040(a)	750	723,263
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(a)	8,770	8,891,630
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(a)	27,000	25,945,342
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-C 4.30%, 11/01/2030	5,090	5,231,970
Series 2016-D 4.05%, 11/01/2030	1,780	1,804,405
Wisconsin Public Finance Authority (CFC-SA LLC) Series 2022 5.00%, 02/01/2052	7,250	7,614,206
5.75%, 02/01/2052(a)	13,000	12,840,632
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 05/01/2047	1,000	1,040,367
Wisconsin Public Finance Authority (McLemore Resort Manager LLC) Series 2021 4.50%, 06/01/2056(a)	6,640	5,392,519
Wisconsin Public Finance Authority (Rose Villa, Inc./OR) Series 2014-A 6.00%, 11/15/2049(a)	1,500	1,536,262
Wisconsin Public Finance Authority (Rose Villa, Inc.Obligated Group) Series 2014-A 5.75%, 11/15/2044(a)	1,100	1,121,585
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2015 5.875%, 04/01/2045	1,740	1,824,483

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AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2020 5.00%, 04/01/2050(a)	$800	$822,912
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021 4.00%, 06/01/2056	16,500	11,978,893
Series 2022 4.00%, 06/01/2049	4,000	3,046,094
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015-A 5.00%, 09/01/2038(a)	1,725	1,721,065
Wisconsin Public Finance Authority (Sky Harbour Capital LLC Obligated Group) Series 2021 4.25%, 07/01/2054	2,000	1,759,498
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2022 4.00%, 02/01/2035	1,650	1,663,793
Wisconsin Public Finance Authority (Uwharrie Charter Academy) Series 2022 5.00%, 06/15/2062(a)	5,000	4,832,211
Wisconsin Public Finance Authority (Washoe Barton Medical Clinic) Series 2021 4.00%, 12/01/2041-12/01/2051	3,000	2,910,415

		168,366,555

Total Long-Term Municipal Bonds (cost $4,104,227,239)		3,868,810,119

Short-Term Municipal Notes – 0.1%
Florida – 0.0%
Florida Development Finance Corp. (Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding Inc.) Series 2021 3.00%, 07/01/2022(a)	100	99,838

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 0.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2021-B 5.00%, 07/01/2022(a)	$2,370	$2,374,910

Total Short-Term Municipal Notes (cost $2,477,439)		2,474,748

Total Municipal Obligations (cost $4,106,704,678)		3,871,284,867

CORPORATES - NON-INVESTMENT GRADE – 1.2%
Industrial – 1.2%
Banks – 0.0%
UMB Financial Corp. 10.00%, 01/01/2049(i)(j)	119	118,550

Communications - Media – 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(a)	7,730	6,411,881

Consumer Cyclical - Entertainment – 0.3%
Wild Rivers Water Park 8.50%, 11/01/2051	13,775	11,680,766

Consumer Non-Cyclical – 0.3%
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029(a)	10,000	9,028,100

Services – 0.0%
Trousdale Issuer LLC Series A 6.50%, 04/01/2025(d)(e)	5,265	1,395,225

Transportation - Airlines – 0.4%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)	4,040	3,997,903
5.75%, 04/20/2029(a)	3,585	3,464,042

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

United Airlines, Inc. 4.375%, 04/15/2026(a)	$2,761	$2,665,856
4.625%, 04/15/2029(a)	2,000	1,877,780

		12,005,581

Total Corporates – Non-Investment Grade (cost $45,413,669)		40,640,103

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.2%
Agency CMBS – 0.2%
California Housing Finance Agency Series 2021-3, Class A 3.25%, 08/20/2036	3,970	3,701,882
Series 2021-3, Class X 0.764%, 08/20/2036(k)	14,168	920,752
Washington State Housing Finance Commission Series 2021-1, Class X 0.725%, 12/20/2035(k)	7,886	430,254

Total Commercial Mortgage-Backed Securities (cost $5,806,846)		5,052,888

	Shares
SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.71%(l)(m)(n) (cost $18,724,144)	18,724,144	18,724,144

Total Investments – 112.7% (cost $4,176,649,337)		3,935,702,002
Other assets less liabilities – (12.7)%		(442,574,680)

Net Assets – 100.0%		$3,493,127,322

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at May 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 38, 5 Year Index, 06/20/2027*	(5.00)%	Quarterly	4.60%	USD	29,970	$(785,432)	$(1,396,125)	$610,693

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	30,985	01/15/2025	2.565%	CPI#	Maturity	$3,252,609	$	– 0	–	$3,252,609
USD	15,493	01/15/2025	2.585%	CPI#	Maturity	1,613,866		– 0	–	1,613,866
USD	15,492	01/15/2025	2.613%	CPI#	Maturity	1,596,575		– 0	–	1,596,575
USD	5,360	01/15/2025	4.028%	CPI#	Maturity	239,914		– 0	–	239,914
USD	15,550	01/15/2026	CPI#	3.765%	Maturity	(695,879)		– 0	–	(695,879)
USD	53,000	01/15/2027	CPI#	3.320%	Maturity	(3,208,608)		– 0	–	(3,208,608)
USD	51,000	01/15/2027	CPI#	3.466%	Maturity	(2,619,081)		(64,235)		(2,554,846)
USD	41,300	01/15/2027	CPI#	3.323%	Maturity	(2,492,525)		– 0	–	(2,492,525)
USD	97,890	01/15/2028	1.230%	CPI#	Maturity	19,514,743		– 0	–	19,514,743
USD	91,090	01/15/2028	0.735%	CPI#	Maturity	21,498,492		– 0	–	21,498,492
USD	91,000	01/15/2029	CPI#	3.390%	Maturity	(3,601,948)		– 0	–	(3,601,948)
USD	68,050	01/15/2029	CPI#	3.735%	Maturity	(672,778)		– 0	–	(672,778)
USD	36,580	01/15/2029	CPI#	3.331%	Maturity	(1,631,144)		– 0	–	(1,631,144)
USD	29,000	01/15/2030	1.572%	CPI#	Maturity	5,624,503		– 0	–	5,624,503
USD	29,000	01/15/2030	1.587%	CPI#	Maturity	5,583,450		– 0	–	5,583,450
USD	30,000	01/15/2031	2.782%	CPI#	Maturity	2,669,957		– 0	–	2,669,957
USD	28,000	01/15/2031	2.680%	CPI#	Maturity	2,782,149		– 0	–	2,782,149
USD	25,000	01/15/2031	2.989%	CPI#	Maturity	1,693,284		– 0	–	1,693,284
USD	22,280	01/15/2032	CPI#	3.064%	Maturity	(1,267,528)		– 0	–	(1,267,528)
USD	18,550	04/15/2032	CPI#	2.909%	Maturity	(1,318,744)		– 0	–	(1,318,744)

						$48,561,307		$(64,235)		$48,625,542

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

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AB HIGH INCOME MUNICIPAL PORTFOLIO

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	370,000	01/15/2027	1 Day SOFR	2.180%	Annual	$(5,252,779)	$	– 0	–	$(5,252,779)
USD	100,000	01/15/2028	1.117%	3 Month LIBOR	Semi-Annual/Quarterly	8,775,308		– 0	–	8,775,308
USD	100,000	01/15/2028	1.208%	3 Month LIBOR	Semi-Annual/Quarterly	8,264,168		– 0	–	8,264,168
USD	75,000	01/15/2028	1.173%	3 Month LIBOR	Semi-Annual/Quarterly	6,319,749		– 0	–	6,319,749
USD	65,000	02/15/2028	1.412%	3 Month LIBOR	Semi-Annual/Quarterly	4,744,901		– 0	–	4,744,901
USD	140,000	01/15/2029	1.363%	3 Month LIBOR	Semi-Annual/Quarterly	12,202,212		(99,860)		12,302,072
USD	79,000	01/15/2031	1.240%	3 Month LIBOR	Semi-Annual/Quarterly	9,817,694		– 0	–	9,817,694
USD	45,000	01/15/2031	1.323%	3 Month LIBOR	Semi-Annual/Quarterly	5,248,531		– 0	–	5,248,531
USD	80,000	04/15/2032	2.671%	1 Day SOFR	Annual	(321,736)		– 0	–	(321,736)
USD	45,800	04/15/2032	1.280%	1 Day SOFR	Annual	5,366,555		– 0	–	5,366,555
USD	11,000	04/15/2032	2.175%	1 Day SOFR	Annual	418,070		– 0	–	418,070
USD	50,130	10/03/2033	0.695%	3 Month LIBOR	Semi-Annual/Quarterly	11,071,989		– 0	–	11,071,989
USD	35,000	10/03/2033	1.078%	3 Month LIBOR	Semi-Annual/Quarterly	6,402,022		– 0	–	6,402,022
USD	30,000	10/03/2033	0.783%	3 Month LIBOR	Semi-Annual/Quarterly	6,364,509		– 0	–	6,364,509
USD	117,790	10/09/2038	3 Month LIBOR	3.285%	Quarterly/Semi-Annual	4,790,023		– 0	–	4,790,023
USD	55,500	02/15/2041	1 Day SOFR	1.770%	Annual	(7,457,684)		– 0	–	(7,457,684)
USD	18,640	10/01/2048	1.123%	3 Month LIBOR	Semi-Annual/Quarterly	6,221,229		– 0	–	6,221,229
USD	8,150	02/15/2051	1.942%	3 Month LIBOR	Semi-Annual/Quarterly	1,449,849		– 0	–	1,449,849

						$84,424,610		$(99,860)		$84,524,470

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at May 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	337	$(77,396)	$(31,747)	$(45,649)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	458	(105,259)	(54,596)	(50,663)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	655	(150,457)	(77,736)	(72,721)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,232	(512,465)	(271,193)	(241,272)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	148	(34,054)	(17,477)	(16,577)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	185	(42,516)	(17,600)	(24,916)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,299	(527,943)	(218,821)	(309,122)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,461	(794,599)	(320,885)	(473,714)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4,543	(1,043,091)	(531,778)	(511,313)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	8,988	(2,063,893)	(822,591)	(1,241,302)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	861	(197,721)	(104,195)	(93,526)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,247	(515,973)	(197,146)	(318,827)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,786	(639,807)	(318,974)	(320,833)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,999	(688,515)	(269,878)	(418,637)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	7,506	(1,723,557)	(1,026,150)	(697,407)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	13,483	(3,095,838)	(1,189,447)	(1,906,391)

						$(12,213,084)	$(5,470,214)	$(6,742,870)

*	Termination date

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	10,000	04/07/2023	SIFMA*	2.655%	Maturity	$(115,847)	$	– 0	–	$(115,847)
Citibank, NA	USD	25,000	05/01/2023	SIFMA*	3.090%	Maturity	674,741		– 0	–	674,741
Citibank, NA	USD	21,490	10/09/2029	1.125%	SIFMA*	Quarterly	1,952,154		– 0	–	1,952,154

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	USD	5,000	03/15/2023	SIFMA*	2.400%	Maturity	$(144,124)	$	– 0	–	$(144,124)
Morgan Stanley Capital Services LLC	USD	10,000	03/23/2023	SIFMA*	2.460%	Maturity	(247,159)		– 0	–	(247,159)
Morgan Stanley Capital Services LLC	USD	20,000	04/14/2023	SIFMA*	2.800%	Maturity	12,637		– 0	–	12,637
Morgan Stanley Capital Services LLC	USD	10,000	05/15/2023	SIFMA*	3.400%	Maturity	549,647		– 0	–	549,647
Morgan Stanley Capital Services LLC	USD	10,000	05/18/2023	SIFMA*	3.400%	Maturity	545,614		– 0	–	545,614

							$3,227,663	$	– 0	–	$3,227,663

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At May 31, 2022, the aggregate market value of these securities amounted to $740,344,299 or 21.2% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(d)	Non-income producing security.

(e)	Defaulted.

(f)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011-A1 7.50%, 12/01/2032	12/22/2011	$3,795,000	$75,900	0.00%
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2015 12.00%, 07/01/2034	07/10/2015	5,000,000	4,998,619	0.14%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013-B 10.50%, 07/01/2039	11/22/2013	5,203,615	73	0.00%

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014-A 8.375%, 07/01/2039	07/31/2014	$ 11,810,208	$170	0.00%
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012-B 8.00%, 07/01/2038	08/31/2012	5,720,000	1,430,000	0.04%

(g)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.10% of net assets as of May 31, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Scranton-Lackawanna Health and Welfare Authority (Scranton Parking System Concession Project) Series 2016-D Zero Coupon, 01/01/2057	08/24/2016	$6,505,139	$3,564,900	0.10%

(h)	Defaulted matured security.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	Fair valued by the Adviser.

(k)	IO – Interest Only.

(l)	Affiliated investments.

(m)	The rate shown represents the 7-day yield as of period end.

(n)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 1.4% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

CCRC – Congregate Care Retirement Center

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

NATL – National Interstate Corporation

OSF – Order of St. Francis

SD – School District

SOFR – Secured Overnight Financing Rate

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

AB NATIONAL PORTFOLIO

May 31, 2022

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.9%
Long-Term Municipal Bonds – 96.6%
Alabama – 2.2%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	$3,000	$3,102,739
County of Jefferson AL Series 2017 5.00%, 09/15/2033	1,000	1,108,274
County of Jefferson AL Sewer Revenue Series 2013-D 6.00%, 10/01/2042	3,000	3,282,475
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016 5.00%, 02/01/2036	2,500	2,616,148
Series 2021 4.00%, 02/01/2038	2,135	2,149,120
Jefferson County Board of Education/AL Series 2018 5.00%, 02/01/2042	3,010	3,341,418
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) Series 2020 4.00%, 12/01/2050	20,000	20,365,200
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019-A 4.50%, 05/01/2032(a)	1,585	1,606,631
Water Works Board of the City of Birmingham (The) Series 2015-A 5.00%, 01/01/2033 (Pre-refunded/ETM)	2,115	2,275,789

		39,847,794

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2015-A 6.625%, 09/01/2035	325	355,418
Series 2018 7.125%, 09/01/2038(a)	1,490	1,770,121

		2,125,539

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Arizona – 2.8%
Arizona Health Facilities Authority (HonorHealth) Series 2014-A 5.00%, 12/01/2033-12/01/2034	$12,615	$13,061,674
Arizona Industrial Development Authority Series 2019-2 3.625%, 05/20/2033	5,148	5,179,914
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.222%, 07/01/2030	2,000	1,732,761
2.742%, 07/01/2035	2,000	1,630,859
2.842%, 07/01/2036	2,000	1,618,930
City of Tempe AZ (City of Tempe AZ COP) Series 2021 2.071%, 07/01/2032	1,000	826,301
2.521%, 07/01/2036	2,500	1,968,305
Industrial Development Authority of the County of Pima (The) (Edkey, Inc. Obligated Group) Series 2020 5.00%, 07/01/2040(a)	1,355	1,340,605
Maricopa County Industrial Development Authority (Commercial Metals Co.) Series 2022 4.00%, 10/15/2047(a)	1,000	916,274
Maricopa County Special Health Care District Series 2018-C 5.00%, 07/01/2034-07/01/2036	14,800	16,537,805
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/2023	3,685	3,833,394
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017-A 6.00%, 10/01/2037(a)	1,200	1,201,505

		49,848,327

California – 11.4%
Alameda Corridor Transportation Authority Series 2016-B 5.00%, 10/01/2035	10,550	11,142,411

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Bay Area Toll Authority Series 2013-S 5.00%, 04/01/2031 (Pre-refunded/ETM)	$5,560	$5,715,349
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2056(a)	1,000	935,040
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(a)	5,000	4,675,202
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 3.00%, 08/01/2056(a)	1,000	758,050
4.00%, 08/01/2046(a)	1,000	824,549
California Community Housing Agency (California Community Housing Agency Twin Creek Apartments) Series 2022-A 4.50%, 08/01/2052(a)(b)	2,000	1,898,704
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 04/01/2045	4,000	4,234,150
California Educational Facilities Authority (Leland Stanford Junior University (The)) Series 2014-U 5.00%, 05/01/2045	3,000	3,829,555
Series 2019-V 5.00%, 05/01/2049	1,000	1,291,448
Series 2021 5.00%, 04/01/2051	2,500	3,240,099
California Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford Obligated Group) Series 2022-A 4.00%, 05/15/2051	12,500	12,506,050
California Housing Finance Agency Series 2019-2 4.00%, 03/20/2033	568	567,823

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2021-1, Class A 3.50%, 11/20/2035	$983	$942,222
Series 2021-2 0.82%, 03/25/2035	2,500	150,625
California Municipal Finance Authority (CHF-Riverside II LLC) Series 2019 5.00%, 05/15/2035-05/15/2041	6,380	6,690,142
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 07/01/2037(a)	5,795	5,816,155
California School Finance Authority (Equitas Academy Obligated Group) Series 2018-A 5.00%, 06/01/2041(a)	3,090	3,151,527
California State University Series 2021-B 2.374%, 11/01/2035	2,000	1,584,780
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016-A 5.00%, 12/01/2041(a)	1,400	1,423,749
5.25%, 12/01/2056(a)	1,000	1,018,126
Series 2018 5.25%, 12/01/2048(a)	785	803,393
Series 2018-A 5.50%, 12/01/2058(a)	1,090	1,126,672
City of Los Angeles CA Wastewater System Revenue Series 2013-A 5.00%, 06/01/2033	9,310	9,604,271
CMFA Special Finance Agency Series 2022-A 4.00%, 08/01/2058(a)	2,000	1,735,744
CMFA Special Finance Agency (CMFA Special Finance Agency Solana at Grand) Series 2021-A 4.00%, 08/01/2056(a)	1,000	934,618
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 3.00%, 08/01/2056(a)	3,000	2,274,151

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

4.00%, 08/01/2047(a)	$1,000	$822,837
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.25%, 05/01/2057(a)	1,000	763,626
4.00%, 05/01/2057(a)	2,000	1,541,579
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2056(a)	2,000	1,868,957
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Crescent) Series 2022 4.30%, 07/01/2059(a)	2,000	1,821,059
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.25%, 07/01/2056(a)	1,000	758,960
4.00%, 07/01/2058(a)	1,000	754,437
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Park Crossing Apartments) Series 2021 3.25%, 12/01/2058(a)	1,500	1,117,954
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 3.00%, 12/01/2056(a)	1,480	1,120,450
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A2 4.00%, 07/01/2056(a)	3,300	2,849,230
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Waterscape Apartments) Series 2021-A 3.00%, 09/01/2056(a)	2,000	1,515,576

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Golden State Tobacco Securitization Corp. Series 2018-A 5.00%, 06/01/2047 (Pre-refunded/ETM)	$1,600	$1,600,000
Series 2021 3.85%, 06/01/2050	2,500	2,292,813
Hastings Campus Housing Finance Authority Series 2020-A 5.00%, 07/01/2061	3,100	3,233,795
Los Angeles Department of Water & Power Power System Revenue Series 2013-A 5.00%, 07/01/2031	9,115	9,287,381
Series 2013-B 5.00%, 07/01/2029-07/01/2032	17,530	18,136,749
Manteca Unified School District (Manteca Unified School District CFD No. 89-1) NATL Series 2001 Zero Coupon, 09/01/2031	11,910	8,421,362
Morongo Band of Mission Indians (The) Series 2018-A 5.00%, 10/01/2042(a)	4,500	4,850,950
Ontario Redevelopment Financing Authority NATL Series 1993 5.80%, 08/01/2023 (Pre-refunded/ETM)	430	441,761
Port of Los Angeles Series 2014-A 5.00%, 08/01/2034	5,790	6,036,238
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 0.92% (LIBOR 3 Month + 0.57%), 06/01/2039(c)	8,075	7,267,448
San Francisco Intl Airport Series 2019-A 5.00%, 05/01/2049	17,000	18,306,445
State of California Series 2013 5.00%, 11/01/2029	8,000	8,360,782
Series 2021 4.00%, 10/01/2034	10,000	10,844,655

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Series 2021 Zero Coupon, 06/01/2060	$1,000	$185,036
University of California Series 2013-A 5.00%, 05/15/2030 (Pre-refunded/ETM)	1,480	1,527,548
5.00%, 05/15/2030	1,720	1,773,195

		206,375,428

Colorado – 0.5%
City & County of Denver CO. Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2031	820	897,333
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2049	1,000	1,061,714
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) Series 2021 5.375%, 01/01/2041(a)	2,500	2,043,026
E-470 Public Highway Authority Series 2021-B 0.873% (SOFR + 0.35%), 09/01/2039(c)	2,000	1,967,754
Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	1,000	887,653
Park Creek Metropolitan District Series 2015-A 5.00%, 12/01/2034	1,300	1,393,354
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2017-A 5.00%, 12/01/2038	1,000	1,009,569

		9,260,403

Connecticut – 1.5%
Connecticut State Health & Educational Facilities Authority (Fairfield University) Series 2022-U 4.00%, 07/01/2052	10,000	9,884,457

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Connecticut Series 2015-B 5.00%, 06/15/2032	$2,350	$2,507,220
Series 2015-F 5.00%, 11/15/2030-11/15/2031	4,500	4,846,658
State of Connecticut Special Tax Revenue Series 2012-A 5.00%, 01/01/2029	6,445	6,556,512
Series 2020 5.00%, 05/01/2038-05/01/2040	2,400	2,722,699

		26,517,546

Delaware – 0.0%
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2016 5.00%, 09/01/2046	550	567,982

District of Columbia – 0.8%
Metropolitan Washington Airports Authority Aviation Revenue Series 2020-A 4.00%, 10/01/2036-10/01/2037	4,500	4,637,278
Metropolitan Washington Airports Authority Dulles Toll Road Revenue AGM Series 2019 4.00%, 10/01/2053	2,990	3,018,898
AGM Series 2022 4.00%, 10/01/2052	6,975	7,003,443

		14,659,619

Florida – 6.1%
Align Affordable Housing Bond Fund LP (SHI – Lake Worth LLC) Series 2021 3.25%, 12/01/2051(a)	3,000	2,240,010
Bexley Community Development District Series 2016 4.70%, 05/01/2036	1,750	1,757,256
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2014 5.00%, 04/01/2033	1,500	1,580,915
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 5.875%, 07/01/2040(a)	1,000	1,002,589

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Capital Trust Agency, Inc. (Team Success A School of Excellence, Inc.) Series 2020 4.25%, 06/01/2030(a)	$1,585	$1,514,472
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2038	1,000	533,659
County of Broward FL Airport System Revenue Series 2019-A 4.00%, 10/01/2044	1,210	1,206,940
5.00%, 10/01/2038	1,340	1,466,834
Series 2019-C 2.384%, 10/01/2026	5,500	5,204,467
County of Lake FL (Waterman Communities, Inc.) Series 2020 3.375%, 08/15/2026	640	629,502
County of Miami-Dade FL Series 2012-B 5.00%, 10/01/2030 (Pre-refunded/ETM)	3,450	3,492,770
5.00%, 10/01/2031 (Pre-refunded/ETM)	6,000	6,074,383
County of Miami-Dade FL Aviation Revenue Series 2014-A 5.00%, 10/01/2033	1,700	1,770,412
Series 2015-A 5.00%, 10/01/2038	4,300	4,504,652
County of Miami-Dade Seaport Department AGM Series 2021-A 4.00%, 10/01/2041	9,500	9,669,242
Florida Development Finance Corp. Series 2021 0.30%, 12/01/2056 (Pre-refunded/ETM)	6,450	6,442,701
Florida Development Finance Corp. (Brightline Trains Florida LLC) Series 2020 7.375%, 01/01/2049(a)	1,000	1,009,988
Florida Development Finance Corp. (Lakeland Regional Health Systems Obligated Group) Series 2021 4.00%, 11/15/2037	2,400	2,436,290
Florida Development Finance Corp. (Mater Academy, Inc.) Series 2020-A 5.00%, 06/15/2050	1,000	1,028,581

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Florida Higher Educational Facilities Financial Authority (Nova Southeastern University, Inc.) Series 2016 5.00%, 04/01/2032	$1,125	$1,197,702
Greater Orlando Aviation Authority Series 2017-A 5.00%, 10/01/2031	1,200	1,295,518
Series 2019-A 5.00%, 10/01/2049	5,000	5,404,332
Series 2022-A 4.00%, 10/01/2052	5,000	4,941,895
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2016 5.00%, 06/01/2036	2,190	2,300,003
Marshall Creek Community Development District Series 2016 6.32%, 05/01/2045	115	110,839
Marshall Creek Community Development District (Marshall Creek Community Development District 2002A) Series 2017 5.00%, 05/01/2032	1,390	1,365,582
Martin County Health Facilities Authority (Cleveland Clinic Health System Obligated Group) Series 2019 4.00%, 01/01/2046	1,000	987,816
Miami-Dade County Expressway Authority Series 2014-B 5.00%, 07/01/2031	3,750	3,945,310
North Broward Hospital District Series 2017-B 5.00%, 01/01/2035	5,230	5,525,749
Orange County Health Facilities Authority (Orlando Health Obligated Group) Series 2022 4.00%, 10/01/2052	10,000	10,058,814
Orange County Health Facilities Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2023 4.00%, 08/01/2042(b)	1,000	919,241

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Orange County School Board (Orange County School Board COP) Series 2016-C 5.00%, 08/01/2034	$5,000	$5,483,347
Palm Beach County Health Facilities Authority (ACTS Retirement-Life Communities, Inc. Obligated Group) Series 2020-B 4.00%, 11/15/2041	250	245,679
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 2.625%, 06/01/2025	635	616,854
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(a)	1,000	1,071,172
Sarasota County Health Facilities Authority (Village On the Isle) Series 2017-A 5.00%, 01/01/2042	1,100	1,109,356
South Florida Water Management District (South Florida Water Management District COP) Series 2016 5.00%, 10/01/2033	5,000	5,461,821
St. Johns County Industrial Development Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2020 4.00%, 08/01/2055	1,000	1,025,416
Tampa-Hillsborough County Expressway Authority Series 2017-C 5.00%, 07/01/2048	2,795	3,091,129

		109,723,238

Georgia – 0.8%
Development Authority of Appling County (Oglethorpe Power Corp.) Series 2020 1.50%, 01/01/2038	2,300	2,241,284

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Development Authority of Burke County (The) (Oglethorpe Power Corp.) Series 2020 1.50%, 01/01/2040	$7,350	$7,162,363
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(a)	2,650	2,650,339
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2037-01/01/2059	2,470	2,636,794

		14,690,780

Guam – 0.4%
Territory of Guam Series 2019 5.00%, 11/15/2031	280	290,301
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029-12/01/2032	3,195	3,449,182
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2032-11/15/2035	3,775	3,998,652

		7,738,135

Hawaii – 1.1%
City & County of Honolulu HI Series 2022-A 5.00%, 11/01/2026(b)	2,000	2,211,502
State of Hawaii Series 2016-F 4.00%, 10/01/2031-10/01/2034	16,815	17,730,616

		19,942,118

Illinois – 6.9%
Chicago Board of Education Series 2017-D 5.00%, 12/01/2031	1,800	1,888,983
Series 2017-G 5.00%, 12/01/2034	2,350	2,455,903
Series 2017-H 5.00%, 12/01/2046	1,640	1,691,480
Series 2019-B 5.00%, 12/01/2030-12/01/2033	885	941,578

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2022-B 4.00%, 12/01/2040	$4,000	$3,874,883
Chicago O’Hare International Airport Series 2018-A 5.00%, 01/01/2053	2,000	2,089,132
Chicago Transit Authority Capital Grant Receipts Revenue (City of Chicago IL Fed Hwy Grant) Series 2021 5.00%, 06/01/2027-06/01/2029	5,900	6,568,522
Cook County Forest Preserve District Series 2012-C 5.00%, 12/15/2032	7,745	7,767,096
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2021 5.125%, 05/15/2060	3,010	2,472,634
Illinois Finance Authority (State of Illinois Water Revolving Fund – Clean Water Program) Series 2020 4.00%, 07/01/2037	6,000	6,335,482
Illinois Finance Authority (University of Chicago (The)) Series 2021-A 5.00%, 10/01/2023-10/01/2034	6,500	7,167,506
Illinois State Toll Highway Authority Series 2017-A 5.00%, 01/01/2042	15,000	16,266,897
Series 2021-A 4.00%, 01/01/2046	3,000	3,042,726
Kane Cook & DuPage Counties School District No. U-46 Elgin Series 2015-D 5.00%, 01/01/2034-01/01/2035	4,250	4,434,944
Metropolitan Pier & Exposition Authority Series 2012-B 5.00%, 12/15/2028	11,500	11,513,903
Series 2020 5.00%, 06/15/2050	6,000	6,288,810
Series 2022 4.00%, 12/15/2042	1,000	974,025
Metropolitan Water Reclamation District of Greater Chicago Series 2007-B 5.25%, 12/01/2034	2,000	2,449,359

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Illinois Series 2014 5.00%, 04/01/2030	$2,680	$2,748,069
Series 2017-D 5.00%, 11/01/2026-11/01/2028	9,700	10,533,444
Series 2018-A 5.00%, 10/01/2027	2,000	2,186,966
Series 2018-B 5.00%, 10/01/2026	10,000	10,851,362
Series 2019-B 4.00%, 11/01/2036	7,030	6,803,540
Village of Pingree Grove IL Special Service Area No. 7 Series 2015 4.50%, 03/01/2025	381	384,318
5.00%, 03/01/2036	2,317	2,320,354
Series 2015-B 6.00%, 03/01/2036	671	682,626

		124,734,542

Indiana – 2.3%
Indiana Finance Authority Series 2013-A 5.00%, 07/01/2044 (Pre-refunded/ETM)	1,930	1,996,077
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039(a)	3,720	3,104,250
Indiana Finance Authority (CWA Authority, Inc.) Series 2014-A 5.00%, 10/01/2032-10/01/2034	12,320	13,073,519
Series 2021 5.00%, 10/01/2032-10/01/2034	16,300	19,106,556
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 5.00%, 04/01/2029	1,080	1,191,982
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2020 3.00%, 11/01/2030	1,085	1,004,218
Series 2020-A 3.00%, 11/01/2030	1,295	1,198,583

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2021-B 2.50%, 11/01/2030	$525	$467,357
Indiana Housing & Community Development Authority (Vita of Marion LLC) Series 2021-B 4.00%, 04/01/2024	900	872,490

		42,015,032

Iowa – 1.7%
Iowa Finance Authority Series 2022-E 1.346% (SOFR + 0.80%), 01/01/2052(c)	5,000	5,005,850
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2022 5.00%, 12/01/2050	5,000	5,349,898
Iowa Finance Authority (Iowa Finance Authority State Revolving Fund) Series 2020-A 5.00%, 08/01/2040	4,000	4,666,518
Series 2021-A 5.00%, 08/01/2038	2,500	2,974,485
Iowa Finance Authority (Wesley Retirement Services, Inc. Obligated Group) Series 2021 4.00%, 12/01/2031-12/01/2051	2,945	2,656,546
Iowa Tobacco Settlement Authority Series 2021-B 0.375%, 06/01/2030	285	285,000
4.00%, 06/01/2049	4,725	4,686,422
Xenia Rural Water District Series 2016 5.00%, 12/01/2031-12/01/2041	5,375	5,740,415

		31,365,134

Kansas – 0.1%
Kansas Development Finance Authority (State of Kansas Department of Administration Lease) BAM Series 2021-K 1.369%, 05/01/2027	2,405	2,147,051

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kentucky – 1.0%
City of Henderson KY (Pratt Paper LLC) Series 2022 3.70%, 01/01/2032(a)	$1,025	$1,024,156
County of Trimble KY (Louisville Gas and Electric Co.) Series 2020 1.30%, 09/01/2044	1,500	1,289,017
Kentucky Economic Development Finance Authority (Louisville Arena Authority, Inc.) AGM Series 2017-A 5.00%, 12/01/2047	2,635	2,670,721
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2015 5.25%, 06/01/2050	3,015	3,099,750
Kentucky Public Energy Authority (BP PLC) Series 2020-A 4.00%, 12/01/2050	3,000	3,093,781
Kentucky Public Energy Authority (Morgan Stanley) Series 2022-A 4.00%, 08/01/2052	2,000	2,052,261
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/2030-10/01/2033	5,000	5,328,057

		18,557,743

Louisiana – 1.3%
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/2033-10/01/2044	7,290	7,762,074
Louisiana Public Facilities Authority Series 2016 5.00%, 05/15/2034 (Pre-refunded/ETM)	20	22,019

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Louisiana Public Facilities Authority (Ochsner Clinic Foundation Obligated Group) Series 2016 5.00%, 05/15/2034	$1,730	$1,821,721
Louisiana Stadium & Exposition District Series 2021 4.00%, 07/03/2023	1,000	1,013,566
Parish of St. James LA (NuStar Logistics LP) Series 2020-2 6.35%, 07/01/2040-10/01/2040(a)	1,030	1,178,357
Parish of St. John the Baptist LA (Marathon Oil Corp.) Series 2019 2.00%, 06/01/2037	480	475,540
2.10%, 06/01/2037	600	585,155
2.20%, 06/01/2037	365	345,364
State of Louisiana Gasoline & Fuels Tax Revenue Series 2017-C 5.00%, 05/01/2035-05/01/2036	9,120	10,124,301

		23,328,097

Maine – 0.3%
Maine Health & Higher Educational Facilities Authority (Stephens Memorial Hospital Association) Series 2015 5.00%, 07/01/2033 (Pre-refunded/ETM)	4,560	4,837,622

Maryland – 1.1%
Maryland Economic Development Corp. (Ports America Chesapeake LLC) Series 2017-A 5.00%, 06/01/2035	1,035	1,114,756
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.00%, 11/12/2028	2,000	2,117,343
5.25%, 06/30/2047-06/30/2052	6,000	6,350,559
Maryland Health & Higher Educational Facilities Authority (TidalHealth Obligated Group) Series 2020 4.00%, 07/01/2036-07/01/2037	665	675,744
5.00%, 07/01/2046	2,960	3,185,694

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Maryland Stadium Authority (Baltimore City Public School Construction Financing Fund) Series 2020 5.00%, 05/01/2050	$3,000	$3,484,166
State of Maryland Department of Transportation (Baltimore/Washington International Thurgood Marshall Airport) Series 2021 5.00%, 08/01/2035-08/01/2036	2,000	2,237,855

		19,166,117

Massachusetts – 2.3%
Commonwealth of Massachusetts Series 2022-B 4.00%, 02/01/2040	7,000	7,443,805
CIFGNA Series 2007-A 1.432% (LIBOR 3 Month + 0.57%), 05/01/2037(c)	4,250	4,024,341
Commonwealth of Massachusetts Transportation Fund Revenue Series 2021 5.00%, 06/01/2041	2,500	2,923,669
Massachusetts Development Finance Agency (Emerson College) Series 2018 5.00%, 01/01/2048	1,180	1,226,741
Massachusetts Development Finance Agency (President & Fellows of Harvard College) Series 2016-A 5.00%, 07/15/2040	7,925	9,640,937
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 07/01/2036	2,385	2,506,897
Series 2017-L 5.00%, 07/01/2044	5,000	5,265,966
Massachusetts Development Finance Agency (Wellforce Obligated Group) Series 2019-A 4.00%, 07/01/2044	4,005	3,937,380

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

AGM Series 2019-A 5.00%, 07/01/2044	$3,750	$4,023,947

		40,993,683

Michigan – 2.0%
City of Detroit MI Series 2014-B 4.00%, 04/01/2044	2,000	1,600,840
Series 2018 5.00%, 04/01/2036	835	882,196
Series 2021-A 5.00%, 04/01/2031	1,000	1,095,907
Series 2021-B 2.017%, 04/01/2023	375	371,024
2.189%, 04/01/2024	400	387,870
2.511%, 04/01/2025	500	474,647
3.644%, 04/01/2034	275	237,062
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 1.248% (LIBOR 3 Month + 0.60%), 07/01/2032(c)	5,000	4,885,276
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo Obligated Group) Series 2020 5.00%, 05/15/2055	2,000	1,889,121
Michigan Finance Authority Series 2014 5.00%, 06/01/2034 (Pre-refunded/ETM)	2,000	2,117,395
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) Series 2014-D4 5.00%, 07/01/2034	11,225	11,679,539
Michigan Finance Authority (Michigan Finance Authority School Loan Revolving Fund) Series 2019 2.366%, 09/01/2049	5,000	4,984,867
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 3.267%, 06/01/2039	2,000	1,721,721

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2020-B Zero Coupon, 06/01/2065	$1,250	$151,420
Michigan Finance Authority (Public Lighting Authority) Series 2014-B 5.00%, 07/01/2033	2,485	2,552,887
Plymouth Educational Center Charter School Series 2005 5.375%, 11/01/2030	2,000	1,220,000

		36,251,772

Minnesota – 0.2%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) NATL Series 1998 1.215%, 08/01/2028(d)	875	875,000
Housing & Redevelopment Authority of The City of St. Paul Minnesota Series 2015-A 5.00%, 11/15/2040 (Pre-refunded/ETM)	1,000	1,089,666
Minnesota Higher Education Facilities Authority (St. Olaf College) Series 2015-8 5.00%, 12/01/2030	1,000	1,074,573

		3,039,239

Missouri – 0.8%
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2019 4.00%, 02/01/2042-02/01/2048	5,865	5,451,953
5.00%, 02/01/2042-02/01/2048	3,095	3,209,425
Howard Bend Levee District XLCA INS Series 2005 5.75%, 03/01/2025-03/01/2027	365	382,322
Joplin Industrial Development Authority (Freeman Health System Obligated Group) Series 2015 5.00%, 02/15/2035	1,485	1,518,572
Kansas City Industrial Development Authority Series 2019 5.00%, 07/01/2040(a)	470	417,815

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2021 2.00%, 11/15/2046	$522	$25,148
Kansas City Industrial Development Authority (Kansas City United Methodist Retirement Home Obligated Group) Series 2021-A 10.00%, 11/15/2037	360	324,465
Series 2021-C 7.50%, 11/15/2046	288	243,334
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2021 5.00%, 11/15/2046	1,169	961,597
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2021-A 5.00%, 08/15/2056	2,700	2,613,886

		15,148,517

Nebraska – 0.3%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2017-A 5.00%, 09/01/2028	2,620	2,858,290
Omaha Public Power District Series 2014-A 5.00%, 02/01/2032	2,775	2,898,481

		5,756,771

Nevada – 1.1%
City of Carson City NV (Carson Tahoe Regional Healthcare) Series 2017 5.00%, 09/01/2042	1,965	2,078,163
City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018-C Zero Coupon, 07/01/2058(a)	3,000	352,787
Clark County School District AGM Series 2019-B 3.00%, 06/15/2036-06/15/2037	11,030	10,447,701

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Clark Department of Aviation (Las Vegas-McCarran International Airport) Series 2012-B 5.00%, 07/01/2029	$6,070	$6,086,146

		18,964,797

New Hampshire – 0.3%
New Hampshire Business Finance Authority Series 2020-1 4.125%, 01/20/2034	5,141	5,407,893

New Jersey – 6.4%
Morris-Union Jointure Commission (Morris-Union Jointure Commission COP) AGM Series 2013 5.00%, 08/01/2025	2,055	2,120,701
New Jersey Economic Development Authority Series 2016-B 5.50%, 06/15/2030 (Pre-refunded/ETM)	5,840	6,681,313
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2021-G 5.25%, 09/01/2023(a)	10,000	10,395,462
Series 2017-D 5.00%, 06/15/2034-06/15/2035	3,560	3,796,735
Series 2019-H 5.25%, 09/01/2022(a)	10,060	10,155,154
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2037	3,320	3,515,368
New Jersey Educational Facilities Authority (Ramapo College of New Jersey) AGM Series 2022-A 4.00%, 07/01/2042-07/01/2047	1,010	1,030,277
New Jersey Health Care Facilities Financing Authority (New Jersey Health Care Facilities Financing Authority State Lease) Series 2017 5.00%, 10/01/2034	5,000	5,324,683

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027-06/15/2029	$7,175	$7,802,830
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2033-12/15/2035	2,640	2,863,247
Series 2020-A 4.00%, 06/15/2045	7,585	7,534,315
New Jersey Turnpike Authority Series 2014-A 5.00%, 01/01/2033	4,750	4,973,667
Series 2015-E 5.00%, 01/01/2033	11,000	11,610,128
Series 2017-A 5.00%, 01/01/2034	5,000	5,465,491
Series 2020-D 5.00%, 01/01/2028	7,200	7,911,588
Series 2021-B 0.897%, 01/01/2025	5,000	4,693,635
State of New Jersey Series 2020 4.00%, 06/01/2030	4,500	4,864,286
Tobacco Settlement Financing Corp./NJ Series 2018-B 5.00%, 06/01/2046	11,255	11,571,730
Union County Utilities Authority (County of Union NJ Lease) Series 2011-A 5.25%, 12/01/2031	4,325	4,334,354

		116,644,964

New York – 15.3%
Build NYC Resource Corp. (Albert Einstein College of Medicine, Inc.) Series 2016 5.50%, 09/01/2045(a)	7,170	7,478,451
City of New York NY Series 2019-B 4.00%, 10/01/2037-10/01/2040	9,480	9,830,847
Series 2021-D 1.396%, 08/01/2027	5,205	4,622,215

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Metropolitan Transportation Authority Series 2012-F 5.00%, 11/15/2027	$1,680	$1,708,387
Series 2013-B 5.00%, 11/15/2032 (Pre-refunded/ETM)	5,000	5,164,982
Series 2013-E 5.00%, 11/15/2032	5,000	5,170,640
Series 2016-A 4.00%, 11/15/2025	1,000	1,040,560
Series 2016-D 5.00%, 11/15/2027-11/15/2031	6,000	6,437,930
Series 2017-B 5.00%, 11/15/2024	1,755	1,855,489
Series 2017-C 5.00%, 11/15/2023-11/15/2033	11,695	12,511,780
Series 2018-B 5.00%, 11/15/2026	1,000	1,088,190
Series 2020-A 5.00%, 02/01/2023	1,000	1,017,308
Series 2020-D 5.00%, 11/15/2043	1,000	1,073,861
Series 2020-E 4.00%, 11/15/2026	1,000	1,046,677
5.00%, 11/15/2027-11/15/2030	2,500	2,764,698
Series 2021-A 4.00%, 11/15/2050	2,000	1,927,052
Series 2021-D 0.853% (SOFR + 0.33%), 11/01/2035(c)	2,660	2,609,934
New York City Municipal Water Finance Authority Series 2014-D 5.00%, 06/15/2035	4,000	4,200,335
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2036	14,800	16,398,783
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012-B 5.00%, 11/01/2030	15,015	15,199,737
Series 2014-B1 5.00%, 08/01/2032	4,000	4,224,276

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014-D1 5.00%, 02/01/2034	$5,000	$5,212,464
Series 2016-B 5.00%, 08/01/2032	10,000	10,929,433
Series 2017-E1 5.00%, 02/01/2036	2,500	2,743,082
Series 2022 4.00%, 02/01/2047	5,000	5,168,361
5.00%, 02/01/2044	3,000	3,443,836
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2015-E 5.00%, 03/15/2034	10,000	10,817,459
5.25%, 03/15/2033	2,000	2,183,173
Series 2020-D 4.00%, 02/15/2036-02/15/2047	16,000	16,607,829
New York State Dormitory Authority (Trustees of Columbia University in the City of New York (The)) Series 2016-A 5.00%, 10/01/2046	11,030	13,975,559
Series 2018-A 5.00%, 10/01/2048	5,000	6,398,816
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2020 2.75%, 09/01/2050	2,000	1,922,086
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2016-A 5.00%, 01/01/2034	2,070	2,225,279
New York State Thruway Authority (State of New York Pers Income Tax) Series 2021-A 4.00%, 03/15/2040-03/15/2045	15,500	15,951,941
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013-A 5.00%, 03/15/2043	5,000	5,090,259
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 4.00%, 01/01/2036	3,525	3,389,520

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2020 4.00%, 10/01/2030	$10,000	$9,949,672
4.375%, 10/01/2045	1,000	961,040
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2022 5.00%, 12/01/2039	2,000	2,150,852
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018-A 4.75%, 11/01/2042(a)	3,235	3,218,135
Oneida County Local Development Corp. (Hamilton College) Series 2021 5.00%, 07/01/2051	3,200	3,857,019
Port Authority of New York & New Jersey Series 2014 5.00%, 09/01/2030-09/01/2031	13,750	14,381,948
Series 2021-2 4.00%, 07/15/2046	4,635	4,627,169
Triborough Bridge & Tunnel Authority Series 2020-A 5.00%, 11/15/2054	2,000	2,233,851
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.591%, 05/15/2036	2,000	1,643,841
2.917%, 05/15/2040	2,000	1,598,725
4.00%, 05/15/2046	3,000	3,088,607
Series 2021-B 4.00%, 05/15/2056	5,000	5,106,935
Series 2022-C 5.00%, 05/15/2047	5,000	5,727,825
5.25%, 05/15/2052	5,000	5,822,830

		277,799,678

North Carolina – 0.3%
Fayetteville State University Series 2023 4.00%, 04/01/2025(a)(b)	335	341,890
5.00%, 04/01/2026(a)(b)	375	395,603

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 03/01/2030	$5,000	$5,310,030

		6,047,523

North Dakota – 0.1%
City of Grand Forks ND (Altru Health System Obligated Group) Series 2021 4.00%, 12/01/2038	1,000	1,001,343

Ohio – 2.4%
Buckeye Tobacco Settlement Financing Authority Series 2020-B 5.00%, 06/01/2055	16,925	17,181,175
City of Akron OH (City of Akron OH Income Tax) Series 2012-A 5.00%, 12/01/2031	2,345	2,345,000
City of Akron OH Income Tax Revenue Series 2014 5.00%, 12/01/2033 (Pre-refunded/ETM)	4,250	4,250,000
County of Allen/OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) Series 2020 4.00%, 12/01/2040	4,490	4,554,356
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	8,000	8,519,867
County of Hamilton OH (UC Health Obligated Group) Series 2020 5.00%, 09/15/2050	3,045	3,229,806
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009-A 4.375%, 06/01/2033	1,035	1,035,000
Ohio Water Development Authority Water Pollution Control Loan Fund Series 2020-A 5.00%, 12/01/2038	1,095	1,263,750

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-A 4.375%, 06/01/2033	$1,090	$1,090,000

		43,468,954

Oklahoma – 0.1%
Oklahoma Development Finance Authority (Gilcrease Expressway West) Series 2020 1.625%, 07/06/2023	785	772,455
Tulsa Airports Improvement Trust BAM Series 2015-A 5.00%, 06/01/2035 (Pre-refunded/ETM)	1,000	1,053,661

		1,826,116

Oregon – 0.8%
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020-A 4.00%, 08/15/2050	5,000	4,890,981
Port of Portland OR Airport Revenue Series 2019 5.00%, 07/01/2049	5,000	5,360,208
Series 2022-2 4.00%, 07/01/2047	5,000	4,996,577

		15,247,766

Other – 0.4%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates 2.65%, 06/15/2036(a)	5,475	5,006,344
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2021-ML12 2.34%, 07/25/2041(a)	1,992	1,724,216

		6,730,560

Pennsylvania – 3.5%
Allegheny County Airport Authority Series 2021-A 4.00%, 01/01/2037	2,000	2,022,012
Bensalem Township School District Series 2013 5.00%, 06/01/2030 (Pre-refunded/ETM)	5,000	5,241,150

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 5.00%, 07/01/2027	$1,000	$1,078,337
Chambersburg Area Municipal Authority (Wilson College) Series 2018 5.75%, 10/01/2038-10/01/2043	7,350	7,669,233
Cumberland County Municipal Authority (Penn State Health Obligated Group) Series 2019 3.00%, 11/01/2038	1,875	1,728,356
4.00%, 11/01/2036	335	342,405
Geisinger Authority (Geisinger Health System Obligated Group) Series 2020 4.00%, 04/01/2039-04/01/2050	8,820	8,907,699
5.00%, 04/01/2043	6,250	6,951,369
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2022 5.00%, 05/01/2057	2,000	2,167,958
Montgomery County Industrial Development Authority/PA (ACTS Retirement-Life Communities, Inc. Obligated Group) Series 2020 5.00%, 11/15/2045	440	474,253
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 6.00%, 07/01/2045	5,375	5,451,433
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2022-C 1.49% (MUNIPSA + 0.70%), 11/15/2047(c)	5,000	4,910,202

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) Series 2022 4.00%, 08/15/2042	$2,000	$2,038,820
Pennsylvania Turnpike Commission Series 2019-A 5.00%, 12/01/2038	2,655	2,946,499
Pennsylvania Turnpike Commission (Pennsylvania Turnpike Commission Oil Franchise Tax) Series 2018-B 5.00%, 12/01/2038-12/01/2039	4,500	4,947,840
Philadelphia Authority for Industrial Development (Greater Philadelphia Health Action, Inc.) Series 2015-A 6.375%, 06/01/2040	3,100	3,142,451
Philadelphia Gas Works Co. Series 2017 5.00%, 08/01/2042	2,000	2,186,096
Township of Lower Paxton PA Series 2014 5.00%, 04/01/2031 (Pre-refunded/ETM)	1,685	1,780,584

		63,986,697

Puerto Rico – 1.2%
Children’s Trust Fund Series 2008-A Zero Coupon, 05/15/2057	30,000	2,013,336
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024-07/01/2033	574	342,913
4.00%, 07/01/2033-07/01/2046	556	541,472
5.25%, 07/01/2023	1,021	1,034,410
5.375%, 07/01/2025	621	653,404
5.625%, 07/01/2027-07/01/2029	1,461	1,602,142
5.75%, 07/01/2031	170	192,051
Series 2022-C 0.00%, 11/01/2043	131	67,799
Puerto Rico Custodial Trust Series 2022 5.50%, 07/01/2029	65	68,240
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	1,895	1,986,038

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	$1,370	$1,450,758
AGC Series 2007-C 5.50%, 07/01/2031	190	203,623
AGC Series 2007-N 5.25%, 07/01/2034-07/01/2036	3,930	4,166,050
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	3,940	4,083,368
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2029	1,595	1,213,923
Series 2019-A 4.329%, 07/01/2040	1,504	1,502,119

		21,121,646

South Carolina – 2.3%
Columbia Housing Authority/SC Series 2022 4.80%, 11/01/2024	500	500,762
5.26%, 11/01/2032	100	101,695
5.41%, 11/01/2039	1,240	1,270,766
6.28%, 11/01/2039	100	102,213
South Carolina Jobs-Economic Development Authority (Bon Secours Mercy Health, Inc.) Series 2020 5.00%, 12/01/2046	2,855	3,070,860
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.50%, 06/01/2051(a)	1,000	841,522
South Carolina Jobs-Economic Development Authority (Prisma Health Obligated Group) Series 2018-A 5.00%, 05/01/2048	1,000	1,056,711
South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2036	4,750	5,032,155

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016-B 5.00%, 12/01/2036-12/01/2056	$12,775	$13,489,939
Series 2021-B 4.00%, 12/01/2038	1,500	1,531,793
Series 2022-A 4.00%, 12/01/2047-12/01/2052	15,000	14,813,480

		41,811,896

Tennessee – 1.5%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.00%, 12/01/2035(a)	2,785	2,793,144
5.125%, 12/01/2042(a)	1,325	1,327,320
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2037-08/01/2038	840	840,269
5.00%, 08/01/2049	1,675	1,743,576
Memphis-Shelby County Airport Authority Series 2020-B 5.00%, 07/01/2022-07/01/2025	10,750	11,172,048
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 07/01/2035	4,325	4,616,554
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue Series 2021-A 5.00%, 07/01/2034	3,150	3,701,354
Wilson County Health & Educational Facilities Board Series 2021 4.00%, 12/01/2039	1,000	821,039
4.25%, 12/01/2024	1,000	959,204

		27,974,508

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas – 6.5%
Abilene Convention Center Hotel Development Corp. (City of Abilene TX Abilene Convention Center Revenue) Series 2021-B 5.00%, 10/01/2050(a)	$500	$467,587
Arlington Higher Education Finance Corp. (Harmony Public Schools) Series 2016-A 5.00%, 02/15/2033	1,410	1,524,998
Bexar County Hospital District Series 2018 5.00%, 02/15/2048	9,000	9,756,594
Board of Regents of the University of Texas System Series 2020-A 5.00%, 08/15/2040-08/15/2050	3,980	5,001,593
Central Texas Regional Mobility Authority Series 2016 5.00%, 01/01/2032-01/01/2034	4,250	4,481,521
Central Texas Turnpike System Series 2015-C 5.00%, 08/15/2034	10,000	10,309,354
City of El Paso TX Water & Sewer Revenue Series 2014 5.00%, 03/01/2030 (Pre-refunded/ETM)	1,000	1,054,670
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2031	2,500	2,630,276
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	505	510,272
Series 2015-B 5.00%, 07/15/2030	4,650	4,699,510
Series 2018 5.00%, 07/15/2028	1,300	1,333,005
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2046	1,500	1,685,827

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Dallas Fort Worth International Airport Series 2022-A 4.507%, 11/01/2051	$1,000	$957,632
Grand Parkway Transportation Corp. Series 2018-A 5.00%, 10/01/2035-10/01/2036	17,860	19,714,042
Hidalgo County Regional Mobility Authority Series 2022-B Zero Coupon, 12/01/2042	2,000	676,353
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2044	1,785	1,862,624
Katy Independent School District Series 2022 4.00%, 02/15/2047(b)	1,000	1,035,912
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	4,500	4,664,942
New Hope Cultural Education Facilities Finance Corp. (BSPV – Plano LLC) Series 2019 7.25%, 12/01/2053(e)(f)	1,000	900,000
New Hope Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc. Obligated Group) Series 2021 2.00%, 11/15/2061	3,880	2,173,051
7.50%, 11/15/2036-11/15/2037	1,120	1,006,606
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2020 5.00%, 01/01/2055	425	401,531
Series 2022 5.00%, 01/01/2057(b)	1,000	903,334
Newark Higher Education Finance Corp. (Abilene Christian University) Series 2022 4.00%, 04/01/2057	5,000	4,856,193
North East Texas Regional Mobility Authority Series 2016 5.00%, 01/01/2046	3,330	3,427,549

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

North Texas Tollway Authority (North Texas Tollway System) Series 2015-A 5.00%, 01/01/2034-01/01/2035	$15,585	$16,394,115
Series 2015-B 5.00%, 01/01/2034	1,700	1,792,937
Series 2016-A 5.00%, 01/01/2036	1,000	1,071,212
AGC Series 2008 Zero Coupon, 01/01/2036	7,200	4,369,610
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2021 1.875%, 01/01/2026(a)	850	790,287
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015-A 5.00%, 11/15/2045(e)(f)	3,785	1,514,000
Series 2015-B 5.00%, 11/15/2036(e)(f)	1,850	740,000
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020-A 5.75%, 12/01/2054	2,118	1,816,344
Texas State Public Finance Authority Charter School Finance Corp. (KIPP Texas, Inc.) Series 2014-A 5.00%, 08/15/2032-08/15/2034	3,330	3,489,836

		118,013,317

Utah – 0.3%
City of Salt Lake City UT Airport Revenue Series 2021-A 5.00%, 07/01/2033	5,000	5,589,937

Virginia – 0.9%
Arlington County Industrial Development Authority (Virginia Hospital Center Arlington Health System/VA) Series 2020 4.00%, 07/01/2038-07/01/2045	1,205	1,208,663

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.40%, 03/01/2045(a)	$1,415	$1,434,679
Virginia Small Business Financing Authority (95 Express Lanes LLC) Series 2022 4.00%, 01/01/2048	3,000	2,876,499
Virginia Small Business Financing Authority (Capital Beltway Express LLC) Series 2022 2.00%, 12/31/2023	5,000	5,001,918
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo. LLC) Series 2022 4.00%, 01/01/2035(b)	2,700	2,729,145
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) Series 2020 5.00%, 01/01/2028	2,100	2,331,585

		15,582,489

Washington – 2.2%
City of Seattle WA Municipal Light & Power Revenue Series 2021-A 4.00%, 07/01/2035	5,000	5,372,944
Energy Northwest (Bonneville Power Administration) Series 2021 4.00%, 07/01/2042	10,000	10,284,943
Grays Harbor County Public Hospital District No. 2 Series 2018 5.00%, 12/15/2048	5,650	5,927,071
Port of Seattle WA Series 2019 4.00%, 04/01/2044	2,175	2,132,350
Series 2021 4.00%, 08/01/2040	2,000	1,966,780
Spokane County School District No. 81 Spokane Series 2012 3.00%, 12/01/2031	2,000	2,001,257

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Washington Series 2021-A 5.00%, 08/01/2044	$2,000	$2,311,924
Washington Health Care Facilities Authority (Seattle Cancer Care Alliance Obligated Group) Series 2020 4.00%, 09/01/2045-09/01/2050	1,290	1,297,085
5.00%, 09/01/2039-09/01/2050	2,080	2,254,605
Series 2021 3.00%, 12/01/2034(a)	425	399,526
4.00%, 12/01/2048(a)	1,740	1,750,506
5.00%, 12/01/2027-12/01/2033(a)	1,915	2,137,370
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	2,331	2,178,448
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 01/01/2026(a)	140	133,062
Series 2019-A 5.00%, 01/01/2055(a)	365	336,949

		40,484,820

West Virginia – 0.2%
Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035	2,069	2,007,528
4.875%, 06/01/2049	2,000	1,852,956
West Virginia Economic Development Authority (Arch Resources, Inc.) Series 2021 4.125%, 07/01/2045	435	437,581

		4,298,065

Wisconsin – 2.8%
St. Croix Chippewa Indians of Wisconsin Series 2021 5.00%, 09/30/2041(a)	1,000	821,860
Wisconsin Health & Educational Facilities Authority Series 2012-C 5.00%, 08/15/2032 (Pre-refunded/ETM)	2,300	2,317,743

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wisconsin Health & Educational Facilities Authority (Gundersen Lutheran Obligated Group) Series 2021 4.00%, 10/15/2035-10/15/2036	$3,975	$4,078,353
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 2.25%, 11/01/2026	510	509,569
5.00%, 11/01/2046-11/01/2054	465	459,871
Wisconsin Health & Educational Facilities Authority (Thedacare, Inc. Obligated Group) Series 2019 4.00%, 12/15/2035-12/15/2038	1,295	1,316,866
Wisconsin Housing & Economic Development Authority (Roers Sun Prairie Apartments Owner LLC) Series 2022 4.625%, 03/15/2040(a)	255	239,176
Series 2022-A 3.875%, 12/01/2039(a)	1,170	1,093,546
Wisconsin Public Finance Authority Series 2022 6.00%, 02/01/2062(a)	1,000	1,000,863
Wisconsin Public Finance Authority (ACTS Retirement-Life Communities, Inc. Obligated Group) Series 2020 5.00%, 11/15/2041	500	542,025
Wisconsin Public Finance Authority (Beyond Boone LLC) AGM Series 2019 5.00%, 07/01/2044-07/01/2058	3,475	3,779,113
Wisconsin Public Finance Authority (Blue Ridge Healthcare Obligated Group) Series 2020 5.00%, 01/01/2035-01/01/2037	1,500	1,626,379
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(a)	6,750	6,486,336

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024	$3,395	$3,511,215
Series 2016-B 5.00%, 12/01/2025	1,795	1,920,740
Wisconsin Public Finance Authority (CFC-SA LLC) Series 2022 5.00%, 02/01/2052	1,150	1,207,771
5.75%, 02/01/2052(a)	1,500	1,481,611
Wisconsin Public Finance Authority (CHF – Wilmington LLC) AGM Series 2018 5.00%, 07/01/2053	3,565	3,781,939
Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.50%, 03/01/2045(a)	3,465	3,587,332
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2042	2,000	2,104,493
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2015 5.875%, 04/01/2045	1,000	1,048,553
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021 4.00%, 06/01/2056	5,500	3,992,964
Series 2022 4.00%, 06/01/2049	1,000	761,524
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2022 5.00%, 02/01/2033	2,000	2,212,966

		49,882,808

Total Long-Term Municipal Bonds (cost $1,824,906,414)		1,750,524,006

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 0.3%
Michigan – 0.1%
L’Anse Creuse Public Schools Series 2019 0.80%, 05/01/2035(g)	$1,200	$1,200,000

New York – 0.1%
Metropolitan Transportation Authority Series 2015 0.79%, 11/01/2032(g)	1,100	1,100,000

North Carolina – 0.0%
Fayetteville State University Series 2023 4.00%, 04/01/2024(a)(b)	140	142,474

Pennsylvania – 0.1%
Philadelphia Gas Works Co. Series 2016-A 0.79%, 09/01/2034(g)	2,900	2,900,000

Total Short-Term Municipal Notes (cost $5,345,064)		5,342,474

Total Municipal Obligations (cost $1,830,251,478)		1,755,866,480

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.4%
Agency CMBS – 0.4%
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035	4,960	5,064,243
Series 2021-3, Class A 3.25%, 08/20/2036	993	925,470
Series 2021-3, Class X 0.764%, 08/20/2036(h)	2,283	148,352
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class ACA 2.046%, 06/25/2038	992	844,185
Series 2021-ML10, Class AUS 2.032%, 01/25/2038	1,288	1,077,157
Washington State Housing Finance Commission Series 2021-1, Class X 0.725%, 12/20/2035(h)	1,972	107,564

Total Commercial Mortgage-Backed Securities (cost $9,592,929)		8,166,971

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 0.0%
Industrial – 0.0%
Banks – 0.0%
UMB Financial Corp. 10.00%, 01/01/2049(i)(j) (cost $146,675)	$147	$146,659

	Shares
SHORT-TERM INVESTMENTS – 1.9%
Investment Companies – 1.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.71%(k)(l)(m) (cost $33,986,419)	33,986,419	33,986,419

Total Investments – 99.2% (cost $1,873,977,501)		1,798,166,529
Other assets less liabilities – 0.8%		13,803,510

Net Assets – 100.0%		$1,811,970,039

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	11,290	01/15/2025	2.565%	CPI#	Maturity	$1,185,153	$	– 0	–	$1,185,153
USD	5,645	01/15/2025	2.585%	CPI#	Maturity	588,025		– 0	–	588,025
USD	5,645	01/15/2025	2.613%	CPI#	Maturity	581,763		– 0	–	581,763
USD	3,730	01/15/2025	4.028%	CPI#	Maturity	166,955		– 0	–	166,955
USD	12,930	01/15/2026	CPI#	3.720%	Maturity	(609,304)		– 0	–	(609,304)
USD	17,700	01/15/2027	CPI#	3.466%	Maturity	(908,975)		(22,294)		(886,681)
USD	17,500	01/15/2027	CPI#	3.320%	Maturity	(1,059,446)		– 0	–	(1,059,446)
USD	14,020	01/15/2027	CPI#	3.323%	Maturity	(846,131)		– 0	–	(846,131)
USD	37,280	01/15/2028	1.230%	CPI#	Maturity	7,431,909		– 0	–	7,431,909
USD	30,890	01/15/2028	0.735%	CPI#	Maturity	7,290,464		– 0	–	7,290,464
USD	31,250	01/15/2029	CPI#	3.390%	Maturity	(1,236,933)		– 0	–	(1,236,933)
USD	20,860	01/15/2029	CPI#	3.735%	Maturity	(206,233)		– 0	–	(206,233)
USD	14,020	01/15/2029	CPI#	3.290%	Maturity	(673,807)		– 0	–	(673,807)
USD	10,715	01/15/2030	1.587%	CPI#	Maturity	2,062,989		– 0	–	2,062,989
USD	10,715	01/15/2030	1.572%	CPI#	Maturity	2,078,157		– 0	–	2,078,157
USD	10,500	01/15/2031	2.782%	CPI#	Maturity	934,485		– 0	–	934,485
USD	10,000	01/15/2031	2.680%	CPI#	Maturity	993,625		– 0	–	993,625
USD	8,450	01/15/2031	2.989%	CPI#	Maturity	572,330		– 0	–	572,330
USD	8,300	01/15/2032	CPI#	3.064%	Maturity	(472,194)		– 0	–	(472,194)
USD	8,280	04/15/2032	CPI#	2.909%	Maturity	(588,636)		– 0	–	(588,636)

						$17,284,196		$(22,294)		$17,306,490

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	102,000	01/15/2027	1 Day SOFR	2.143%	Annual	$(1,606,457)	$	– 0	–	$(1,606,457)
USD	45,000	01/15/2028	1.092%	3 Month LIBOR	Semi-Annual/Quarterly	4,011,734		– 0	–	4,011,734
USD	28,000	01/15/2028	1.117%	3 Month LIBOR	Semi-Annual/Quarterly	2,457,086		– 0	–	2,457,086
USD	23,000	01/15/2028	0.992%	3 Month LIBOR	Semi-Annual/Quarterly	2,180,184		– 0	–	2,180,184
USD	33,000	01/15/2029	1.363%	3 Month LIBOR	Semi-Annual/Quarterly	2,876,236		(23,538)		2,899,774
USD	10,000	01/15/2030	1 Day SOFR	1.982%	Annual	(399,328)		– 0	–	(399,328)
USD	21,000	01/15/2031	1.240%	3 Month LIBOR	Semi-Annual/Quarterly	2,609,767		– 0	–	2,609,767
USD	35,000	04/15/2032	2.120%	1 Day SOFR	Annual	1,500,592		– 0	–	1,500,592
USD	19,500	04/15/2032	2.569%	1 Day SOFR	Annual	67,178		– 0	–	67,178
USD	17,850	04/15/2032	1.280%	1 Day SOFR	Annual	2,091,550		– 0	–	2,091,550
USD	17,000	04/15/2032	1.737%	1 Day SOFR	Annual	1,304,360		– 0	–	1,304,360
USD	15,000	04/15/2032	1.847%	1 Day SOFR	Annual	1,004,210		– 0	–	1,004,210
USD	10,000	02/15/2041	1 Day SOFR	1.740%	Annual	(1,388,059)		– 0	–	(1,388,059)
USD	8,500	02/15/2041	1 Day SOFR	1.770%	Annual	(1,142,168)		– 0	–	(1,142,168)
USD	6,500	02/15/2041	1 Day SOFR	1.697%	Annual	(944,730)		– 0	–	(944,730)

						$14,622,155		$(23,538)		$14,645,693

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, N.A.	USD	22,105	10/09/2029	1.125%	SIFMA*	Quarterly	$2,008,021	$	– 0	–	$2,008,021

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At May 31, 2022, the aggregate market value of these securities amounted to $142,250,739 or 7.9% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at May 31, 2022.

(d)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2022 and the aggregate market value of this security amounted to $875,000 or 0.05% of net assets.

(e)	Non-income producing security.

(f)	Defaulted.

(g)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(h)	IO – Interest Only.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	Fair valued by the Adviser.

(k)	Affiliated investments.

(l)	The rate shown represents the 7-day yield as of period end.

(m)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.1% and 0.1%, respectively.

Glossary:

ACA – ACA Financial Guaranty Corporation

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

CFD – Community Facilities District

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

CPI – Consumer Price Index

CIFGNA – CIFG Assurance North America Inc.

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

MUNIPSA – SIFMA Municipal Swap Index

NATL – National Interstate Corporation

SOFR – Secured Overnight Financing Rate

UPMC – University of Pittsburgh Medical Center

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

AB NEW YORK PORTFOLIO

May 31, 2022

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 100.5%
Long-Term Municipal Bonds – 100.5%
New York – 93.5%
Brookhaven Local Development Corp. (Jefferson’s Ferry) Series 2016 5.25%, 11/01/2036	$1,500	$1,617,908
Series 2020 4.00%, 11/01/2045	1,000	1,010,165
Broome County Local Development Corp. (Good Shepherd Village at Endwell Obligated Group) Series 2021 4.00%, 01/01/2047	1,000	893,415
Buffalo & Fort Erie Public Bridge Authority Series 2017 5.00%, 01/01/2042	2,250	2,468,615
Build NYC Resource Corp. (Albert Einstein College of Medicine, Inc.) Series 2016 5.50%, 09/01/2045(a)	980	1,022,159
Build NYC Resource Corp. (City University of New York (The)) Series 2014-A 5.00%, 06/01/2030-06/01/2034	2,980	3,109,969
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2051(a)	1,500	1,517,650
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/2029	2,305	2,384,008
5.50%, 11/01/2044	1,625	1,667,693
Build NYC Resource Corp. (Metropolitan Lighthouse Charter School) Series 2017 5.00%, 06/01/2052(a)	500	511,526
Build NYC Resource Corp. (NEW World Preparatory Charter School) Series 2021 4.00%, 06/15/2051-06/15/2056	985	832,910
Build NYC Resource Corp. (Shefa School) Series 2021-A 5.00%, 06/15/2051(a)	2,000	2,058,567

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of New York NY Series 2016-B 5.00%, 12/01/2034	$2,000	$2,191,843
Series 2021-D 1.396%, 08/01/2027	9,905	8,795,973
1.723%, 08/01/2029	3,000	2,573,248
1.823%, 08/01/2030	4,000	3,374,060
County of Nassau NY Series 2016-A 5.00%, 01/01/2038	1,000	1,077,138
Series 2016-C 5.00%, 04/01/2034-04/01/2036	10,420	11,297,440
Dutchess County Local Development Corp. (Bard College) Series 2020-A 5.00%, 07/01/2045(a)	3,000	3,129,479
Series 2020-B 5.918%, 07/01/2039(a)	1,500	1,538,462
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016-B 5.00%, 07/01/2046	4,980	5,186,417
Hempstead Town Local Development Corp. (Molloy College) Series 2014 5.00%, 07/01/2034-07/01/2039	2,945	3,031,053
Hudson Yards Infrastructure Corp. Series 2017-A 5.00%, 02/15/2042	5,000	5,354,043
Huntington Local Development Corp. (Gurwin Independent Housing Obligated Group) Series 2021 3.00%, 07/01/2025	1,725	1,667,665
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2019 5.25%, 01/01/2024(b)	1,000	955,487
Long Island Power Authority Series 2012-B 5.00%, 09/01/2027	2,500	2,519,535
Series 2014-A 5.00%, 09/01/2035	1,000	1,053,456
Series 2016-B 5.00%, 09/01/2030-09/01/2033	9,515	10,433,728

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Metropolitan Transportation Authority Series 2014-B 5.00%, 11/15/2044	$12,000	$12,404,880
Series 2017-C 5.00%, 11/15/2033	5,000	5,339,267
Series 2021 0.618% (SOFR + 0.43%), 11/01/2026(c)	835	799,820
AGM Series 2021 1.073% (SOFR + 0.55%), 11/01/2032(c)	1,000	986,889
1.323% (SOFR + 0.80%), 11/01/2032(c)	1,285	1,257,628
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2016-A 5.25%, 11/15/2034-11/15/2035	15,740	16,956,089
Monroe County Industrial Development Corp./NY (Rochester General Hospital (The)) Series 2017 5.00%, 12/01/2034	1,150	1,215,737
Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group)
Series 2020 4.00%, 12/01/2035-12/01/2039	5,215	5,196,623
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) Series 2019 5.00%, 01/01/2040	2,150	2,018,220
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2021 5.00%, 01/01/2058	1,447	1,049,855
9.00%, 01/01/2041(a)	720	644,225
Nassau County Local Economic Assistance Corp. (South Nassau Communities Hospital) Series 2012 5.00%, 07/01/2031-07/01/2037	6,195	6,208,542
New York City Municipal Water Finance Authority Series 2013-BB 5.00%, 06/15/2046	5,000	5,079,598

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2015-S 5.00%, 07/15/2035	$5,160	$5,468,513
Series 2018-S 5.00%, 07/15/2043	7,000	7,661,989
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2013-I 5.00%, 05/01/2032 (Pre-refunded/ETM)	5	5,151
5.00%, 05/01/2032-05/01/2033	12,495	12,787,098
Series 2016-F 5.00%, 02/01/2032	10,000	10,826,568
Series 2022 4.00%, 02/01/2047	5,000	5,168,361
New York Convention Center Development Corp. (New York Convention Center Development Corp. Hotel Occupancy Tax) Series 2015 5.00%, 11/15/2034-11/15/2035	15,220	16,480,300
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.625%, 09/15/2069	7,780	7,232,496
2.80%, 09/15/2069	5,780	5,405,547
New York Liberty Development Corp. (Port Authority of New York & New Jersey) Series 2021-1 3.00%, 02/15/2042	3,000	2,608,820
New York State Dormitory Authority (Barnard College) Series 2015-A 4.00%, 07/01/2032	1,300	1,324,837
New York State Dormitory Authority (Catholic Health System Obligated Group) Series 2019 5.00%, 07/01/2035	1,310	1,329,210
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015-A 5.00%, 07/01/2031-07/01/2033	6,000	6,334,084

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Iona College) Series 2021-A 5.00%, 07/01/2046-07/01/2051	$1,575	$1,685,662
Series 2022-2 5.00%, 07/01/2037-07/01/2042	475	520,545
New York State Dormitory Authority (Montefiore Obligated Group) Series 2018 5.00%, 08/01/2032-08/01/2035	5,465	5,822,707
Series 2020 4.00%, 09/01/2037-09/01/2039	2,145	2,105,777
New York State Dormitory Authority (New School (The)) Series 2016-A 5.00%, 07/01/2035-07/01/2036	5,815	6,190,568
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2018-E 5.00%, 03/15/2048	5,000	5,465,157
New York State Dormitory Authority (New York University) Series 2021-A 5.00%, 07/01/2033-07/01/2036	5,000	5,897,322
New York State Dormitory Authority (Northwell Health Obligated Group) Series 2015-A 5.00%, 05/01/2033	5,000	5,245,768
Series 2022 4.25%, 05/01/2052	5,000	5,017,219
New York State Dormitory Authority (NYU Langone Hospitals) Series 2014 5.00%, 07/01/2031	1,000	1,033,739
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/2032-12/01/2037(a)	4,000	4,251,380
New York State Dormitory Authority (Pratt Institute) Series 2016 5.00%, 07/01/2030	1,000	1,078,052
New York State Dormitory Authority (Rochester Institute of Technology) Series 2019 5.00%, 07/01/2049	4,770	5,237,659

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2020-A 5.00%, 07/01/2036-07/01/2040	$2,380	$2,644,973
New York State Dormitory Authority (Rockefeller University (The)) Series 2020-A 5.00%, 07/01/2053	2,235	2,509,797
New York State Dormitory Authority (St. John’s University/NY) Series 2015-A 5.00%, 07/01/2033-07/01/2034	2,000	2,105,471
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2017-B 5.00%, 02/15/2033	12,095	13,256,815
Series 2021 1.187%, 03/15/2026	4,500	4,123,718
Series 2022-A 4.00%, 03/15/2042	5,000	5,185,038
New York State Dormitory Authority (Teachers College) Series 2012-A 5.00%, 07/01/2031	1,200	1,203,760
Series 2012-B 5.00%, 07/01/2034	2,535	2,542,942
New York State Dormitory Authority (Trustees of Columbia University in the City of New York (The)) Series 2017-A 5.00%, 10/01/2047	4,900	6,239,431
Series 2020-A 5.00%, 10/01/2050	2,945	3,790,335
New York State Dormitory Authority (Wagner College) Series 2022 5.00%, 07/01/2047	5,625	5,798,161
New York State Environmental Facilities Corp. (Casella Waste Systems, Inc.) Series 2019 2.875%, 12/01/2044(a)	3,125	2,797,268
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2014-K 5.00%, 01/01/2031-01/01/2032	15,000	15,941,441
Series 2016-A 5.25%, 01/01/2056	2,940	3,141,919

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2019-B 4.00%, 01/01/2037	$1,575	$1,625,111
Series 2019-M 2.90%, 01/01/2035	5,000	4,382,617
New York State Thruway Authority (State of New York Pers Income Tax) Series 2021-A 4.00%, 03/15/2044	5,000	5,146,641
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 08/01/2031	1,060	1,060,057
Series 2021 2.25%, 08/01/2026	2,000	1,886,031
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2030-01/01/2036	16,245	16,807,318
New York Transportation Development Corp. (Empire State Thruway Partners LLC) Series 2021 4.00%, 10/31/2046	3,000	2,842,616
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2020 4.00%, 12/01/2038-12/01/2042	2,990	2,892,678
5.00%, 12/01/2025	1,100	1,160,958
Series 2022 4.00%, 12/01/2042	2,000	1,921,823
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 4.00%, 07/01/2032-07/01/2033	4,250	4,252,545
5.00%, 07/01/2034-07/01/2046	8,505	8,812,479
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018-A 4.75%, 11/01/2042(a)	5,000	4,973,934
Oneida County Local Development Corp. (Hamilton College) Series 2021 5.00%, 07/01/2051	6,405	7,720,064
Onondaga Civic Development Corp. (Le Moyne College) Series 2021 5.00%, 07/01/2051	700	749,323

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2022 4.00%, 07/01/2042	$525	$515,131
Onondaga County Industrial Development Agency (Bristol-Myers Squibb Co.) Series 1994 5.75%, 03/01/2024	3,000	3,182,746
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 01/01/2046	2,035	1,811,308
Port Authority of New York & New Jersey Series 2014 5.00%, 09/01/2031	5,000	5,228,181
Series 2021-2 4.00%, 07/15/2046-07/15/2061	16,025	15,893,936
Schenectady County Capital Resource Corp. (Trustees of Union College) Series 2017 5.00%, 01/01/2040	2,600	2,748,937
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014-C 5.00%, 07/01/2031	2,500	2,584,347
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.) Series 2020 5.00%, 12/01/2040	1,500	1,602,347
Suffolk Tobacco Asset Securitization Corp. Series 2021 4.00%, 06/01/2050	5,000	5,012,306
Town of Oyster Bay NY Series 2021 4.00%, 03/01/2023-03/01/2024	1,700	1,741,395
Triborough Bridge & Tunnel Authority Series 2017-B 5.00%, 11/15/2036	3,000	3,289,054
Series 2018 5.00%, 11/15/2043	5,000	5,489,621
Series 2020-A 5.00%, 11/15/2054	3,000	3,350,776
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.511%, 05/15/2035	3,500	2,912,637

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 05/15/2051	$5,000	$5,644,295
Series 2021-B 4.00%, 05/15/2056	5,000	5,106,935
Series 2022 5.00%, 05/15/2041-05/15/2042(d)	7,650	8,815,347
5.00%, 05/15/2052	5,000	5,999,939
Series 2022-C 5.00%, 05/15/2047	10,000	11,455,650
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2020 5.00%, 09/01/2035-09/01/2039	9,200	10,164,243
Trust for Cultural Resources of The City of New York (The) (American Museum of Natural History (The)) Series 2014-A 5.00%, 07/01/2033	4,080	4,320,674
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) Series 2020 4.00%, 12/01/2033-12/01/2035	5,000	5,230,332
TSASC, Inc./NY Series 2016 5.00%, 06/01/2045	3,350	3,414,755
Series 2017-A 5.00%, 06/01/2041	10,850	11,456,995
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	1,515	1,291,501
5.25%, 09/15/2042-09/15/2053	875	703,316
Westchester County Healthcare Corp./NY (Westchester County Health Care Corp. Obligated Group) Series 2010-B 6.00%, 11/01/2030	125	125,266
Westchester County Local Development Corp. (Kendal on Hudson Obligated Group) Series 2022 4.25%, 01/01/2045(d)	2,925	2,771,583
5.00%, 01/01/2051(d)	2,505	2,588,354
Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 01/01/2034	1,800	1,823,918

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Westchester County Local Development Corp. (Purchase Housing Corp. II) Series 2017 5.00%, 06/01/2042-06/01/2047	$2,000	$2,051,948
Westchester County Local Development Corp. (Westchester County Health Care Corp. Obligated Group) Series 2016 5.00%, 11/01/2046	6,825	6,998,743
Westchester Tobacco Asset Securitization Corp. Series 2016-B 5.00%, 06/01/2041	1,000	1,064,379

		558,521,673

Alabama – 0.1%
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019-A 5.25%, 05/01/2044(a)	265	268,357

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2015-A 6.625%, 09/01/2035	280	306,206
Series 2018 7.125%, 09/01/2038(a)	935	1,110,781

		1,416,987

California – 0.1%
Golden State Tobacco Securitization Corp. Series 2018-A 5.00%, 06/01/2047 (Pre-refunded/ETM)	435	435,000

Florida – 0.1%
Marshall Creek Community Development District Series 2016 6.32%, 05/01/2045	45	43,372
Marshall Creek Community Development District (Marshall Creek Community Development District 2002A) Series 2017 5.00%, 05/01/2032	510	501,041

		544,413

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Georgia – 0.2%
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2037-01/01/2059	$1,020	$1,089,580

Guam – 2.3%
Antonio B Won Pat International Airport Authority Series 2021-A 3.839%, 10/01/2036	500	445,269
Guam Government Waterworks Authority Series 2016 5.00%, 01/01/2046	1,275	1,357,546
Series 2017 5.00%, 07/01/2034-07/01/2040	2,475	2,677,289
Guam Power Authority Series 2017-A 5.00%, 10/01/2036-10/01/2038	4,430	4,678,461
Series 2022-A 5.00%, 10/01/2044(d)	1,100	1,175,642
Territory of Guam Series 2019 5.00%, 11/15/2031	115	119,231
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2021-F 4.00%, 01/01/2042	3,760	3,412,566

		13,866,004

Illinois – 0.4%
Chicago Board of Education Series 2018-A 5.00%, 12/01/2031	1,710	1,807,032
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 4.00%, 09/01/2037-09/01/2041	215	205,231
5.00%, 09/01/2036-09/01/2038	215	226,650

		2,238,913

Indiana – 0.1%
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039(a)	800	667,581

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kentucky – 0.0%
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2044	$105	$109,570

Louisiana – 0.0%
Parish of St. James LA (NuStar Logistics LP) Series 2020-2 6.35%, 07/01/2040-10/01/2040(a)	200	228,807

Maryland – 0.1%
City of Baltimore MD (Harbor Point Special Taxing District) Series 2019 3.50%, 06/01/2039(a)	650	564,926
Series 2019-B 3.70%, 06/01/2039(a)	200	175,512

		740,438

Michigan – 0.0%
City of Detroit MI Series 2018 5.00%, 04/01/2036	245	258,848

North Dakota – 0.0%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031(a)	105	64,978
7.00%, 12/15/2043(a)	115	69,262

		134,240

Ohio – 0.7%
Buckeye Tobacco Settlement Financing Authority Series 2020-B 5.00%, 06/01/2055	2,690	2,730,716
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-A 4.375%, 06/01/2033	1,500	1,500,000

		4,230,716

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 1.5%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024-07/01/2033	$1,228	$831,421
4.00%, 07/01/2033-07/01/2046	497	476,128
5.25%, 07/01/2023	351	355,606
5.375%, 07/01/2025	361	379,822
5.625%, 07/01/2027-07/01/2029	822	899,935
5.75%, 07/01/2031	115	130,459
Series 2022-C 0.00%, 11/01/2043	69	35,464
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	710	744,109
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	285	301,800
AGC Series 2007-N 5.25%, 07/01/2034-07/01/2036	1,480	1,568,786
AGM Series 2007-C 5.25%, 07/01/2036	100	106,085
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	1,715	1,777,405
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2029	654	497,746
Series 2019-A 4.329%, 07/01/2040	675	674,155
4.55%, 07/01/2040	73	73,763

		8,852,684

Tennessee – 0.2%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.00%, 12/01/2035(a)	820	822,398
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2037-08/01/2038	195	195,036

		1,017,434

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas – 0.4%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	$1,455	$1,508,331
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2020 5.00%, 01/01/2055	100	94,478
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020-A 5.75%, 12/01/2054	1,000	857,407

		2,460,216

Washington – 0.1%
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019-A 5.00%, 01/01/2044-01/01/2055(a)	510	475,508

Wisconsin – 0.5%
UMA Education, Inc. Series 2019 5.00%, 10/01/2022-10/01/2029(a)	1,685	1,769,473
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 5.00%, 11/01/2054	100	98,107
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(a)	1,250	1,201,173

		3,068,753

Total Municipal Obligations (cost $626,423,511)		600,625,722

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.71%(e)(f)(g) (cost $1,678,706)	1,678,706	$1,678,706

Total Investments – 100.8% (cost $628,102,217)		602,304,428
Other assets less liabilities – (0.8)%		(4,864,548)

Net Assets – 100.0%		$597,439,880

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	3,910	01/15/2025	2.565%	CPI#	Maturity	$410,447	$	– 0	–	$410,447
USD	1,955	01/15/2025	2.585%	CPI#	Maturity	203,647		– 0	–	203,647
USD	1,955	01/15/2025	2.613%	CPI#	Maturity	201,478		– 0	–	201,478
USD	1,290	01/15/2025	4.028%	CPI#	Maturity	57,741		– 0	–	57,741
USD	6,900	01/15/2026	CPI#	3.720%	Maturity	(325,151)		– 0	–	(325,151)
USD	6,200	01/15/2027	CPI#	3.320%	Maturity	(375,347)		– 0	–	(375,347)
USD	6,100	01/15/2027	CPI#	3.466%	Maturity	(313,263)		(7,682)		(305,581)
USD	4,830	01/15/2027	CPI#	3.323%	Maturity	(291,499)		– 0	–	(291,499)
USD	16,000	01/15/2028	1.230%	CPI#	Maturity	3,189,661		– 0	–	3,189,661
USD	12,350	01/15/2028	0.735%	CPI#	Maturity	2,914,770		– 0	–	2,914,770
USD	11,050	01/15/2029	CPI#	3.390%	Maturity	(437,379)		– 0	–	(437,379)
USD	7,130	01/15/2029	CPI#	3.735%	Maturity	(70,491)		– 0	–	(70,491)
USD	4,160	01/15/2029	CPI#	3.290%	Maturity	(199,931)		– 0	–	(199,931)
USD	2,265	01/15/2030	1.572%	CPI#	Maturity	439,293		– 0	–	439,293
USD	2,265	01/15/2030	1.587%	CPI#	Maturity	436,087		– 0	–	436,087
USD	3,700	01/15/2031	2.782%	CPI#	Maturity	329,295		– 0	–	329,295
USD	3,450	01/15/2031	2.680%	CPI#	Maturity	342,800		– 0	–	342,800
USD	2,900	01/15/2031	2.989%	CPI#	Maturity	196,421		– 0	–	196,421
USD	2,870	01/15/2032	CPI#	3.064%	Maturity	(163,277)		– 0	–	(163,277)
USD	2,800	04/15/2032	CPI#	2.909%	Maturity	(199,056)		– 0	–	(199,056)

						$6,346,246		$(7,682)		$6,353,928

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB MUNICIPAL INCOME FUND | 165

PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	27,500	01/15/2027	1 Day SOFR	2.583%	Annual	$85,708	$	– 0	–	$85,708
USD	5,200	01/15/2027	1 Day SOFR	2.540%	Annual	3,887		– 0	–	3,887
USD	12,600	01/15/2028	1.205%	3 Month LIBOR	Semi-Annual/ Quarterly	1,043,749		– 0	–	1,043,749
USD	12,000	01/15/2028	0.992%	3 Month LIBOR	Semi-Annual/ Quarterly	1,137,487		– 0	–	1,137,487
USD	11,100	01/15/2028	1.208%	3 Month LIBOR	Semi-Annual/ Quarterly	917,323		– 0	–	917,323
USD	6,500	01/15/2028	1.214%	3 Month LIBOR	Semi-Annual/ Quarterly	534,992		– 0	–	534,992
USD	10,000	01/15/2031	1.252%	3 Month LIBOR	Semi-Annual/ Quarterly	1,232,688		– 0	–	1,232,688
USD	8,000	01/15/2031	1.240%	3 Month LIBOR	Semi-Annual/ Quarterly	994,197		– 0	–	994,197
USD	14,600	04/15/2032	2.671%	1 Day SOFR	Annual/ Annual	(58,717)		– 0	–	(58,717)
USD	12,200	04/15/2032	2.569%	1 Day SOFR	Annual	42,029		– 0	–	42,029
USD	7,350	04/15/2032	1.280%	1 Day SOFR	Annual	861,227		– 0	–	861,227
USD	5,000	04/15/2032	1.737%	1 Day SOFR	Annual	383,635		– 0	–	383,635
USD	5,000	04/15/2032	2.571%	1 Day SOFR	Annual	13,953		– 0	–	13,953
USD	4,500	02/15/2041	1 Day SOFR	1.715%	Annual	(641,533)		– 0	–	(641,533)
USD	4,400	02/15/2041	1 Day SOFR	1.657%	Annual	(665,958)		– 0	–	(665,958)
USD	1,550	02/15/2041	1 Day SOFR	1.770%	Annual	(208,278)		– 0	–	(208,278)

						$5,676,389	$	– 0	–	$5,676,389

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, N.A.	USD	9,395	10/09/2029	1.125%	SIFMA*	Quarterly	$853,443	$	– 0	–	$853,443

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At May 31, 2022, the aggregate market value of these securities amounted to $31,371,737 or 5.3% of net assets.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.16% of net assets as of May 31, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2019 5.25%, 01/01/2024	11/13/2014	$1,000,440	$955,487	0.16%

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at May 31, 2022.

(d)	When-Issued or delayed delivery security.

(e)	Affiliated investments.

(f)	The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 0.8% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND | 167

STATEMENT OF ASSETS & LIABILITIES

May 31, 2022

	AB California		AB High Income Municipal
Assets
Investments in securities, at value
Unaffiliated issuers (cost $982,593,614 and $4,157,925,193, respectively)	$940,617,567		$3,916,977,858
Affiliated issuers (cost $12,518,065 and $18,724,144, respectively)	12,518,065		18,724,144
Cash	14,266		2,877,818
Cash collateral due from broker	2,302,394		25,966,348
Receivable for capital stock sold	18,804,699		24,301,012
Interest receivable	11,255,983		53,043,632
Receivable for investment securities sold	4,450,000		5,416,674
Unrealized appreciation on interest rate swaps	1,146,402		3,734,793
Receivable for variation margin on centrally cleared swaps	426,612		2,142,066
Affiliated dividends receivable	1,572		1,808

Total assets	991,537,560		4,053,186,153

Liabilities
Payable for investment securities purchased	12,950,514		168,732,930
Payable for capital stock redeemed	1,755,880		12,371,516
Cash collateral due to broker	1,300,000		2,276,000
Dividends payable	376,286		2,278,294
Advisory fee payable	368,178		1,351,975
Distribution fee payable	120,470		244,038
Administrative fee payable	42,163		42,246
Directors’ fees payable	7,509		15,884
Transfer Agent fee payable	5,831		21,062
Unrealized depreciation on interest rate swaps	– 0	–	507,130
Market value on credit default swaps (net premiums received $0 and $5,470,214, respectively)	– 0	–	12,213,084
Payable for floating rate notes issued(a)	– 0	–	359,560,000
Accrued expenses	211,328		444,672

Total liabilities	17,138,159		560,058,831

Net Assets	$974,399,401		$3,493,127,322

Composition of Net Assets
Capital stock, at par	$91,925		$318,950
Additional paid-in capital	999,720,424		3,616,451,610
Accumulated loss	(25,412,948)		(123,643,238)

	$974,399,401		$3,493,127,322

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—81,200,000,000 shares of capital stock authorized, $.001 par value (see Note E)

AB California Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$481,439,531	45,418,832	$10.60	*

Class C	$28,401,510	2,680,316	$10.60

Advisor Class	$464,558,360	43,825,631	$10.60

AB High Income Municipal Portfolio

Class A	$769,846,444	70,262,011	$10.96	*

Class C	$113,046,487	10,323,532	$10.95

Advisor Class	$2,609,003,268	238,251,692	$10.95

Class Z	$1,231,123	112,341	$10.96

*	The maximum offering price per share for Class A of AB California Portfolio and AB High Income Municipal Portfolio were $10.93 and $11.30, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND | 169

STATEMENT OF ASSETS & LIABILITIES (continued)

	AB National	AB New York
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,839,991,082 and $626,423,511, respectively)	$1,764,180,110	$600,625,722
Affiliated issuers (cost $33,986,419 and $1,678,706, respectively)	33,986,419	1,678,706
Cash	14,585	10,251
Cash collateral due from broker	5,085,664	2,508,076
Interest receivable	22,435,625	7,567,233
Receivable for capital stock sold	14,998,560	2,277,534
Unrealized appreciation on interest rate swaps	2,008,021	853,443
Receivable for investment securities sold	1,658,678	45,000
Receivable for variation margin on centrally cleared swaps	894,032	434,709
Affiliated dividends receivable	15,116	603

Total assets	1,845,276,810	616,001,277

Liabilities
Payable for investment securities purchased	22,143,923	15,373,243
Payable for capital stock redeemed	7,626,278	1,625,897
Cash collateral due to broker	2,020,000	900,000
Advisory fee payable	638,981	223,507
Dividends payable	371,803	100,625
Distribution fee payable	130,840	97,738
Administrative fee payable	39,159	40,192
Transfer Agent fee payable	15,862	6,183
Directors’ fees payable	9,890	6,257
Accrued expenses	310,035	187,755

Total liabilities	33,306,771	18,561,397

Net Assets	$1,811,970,039	$597,439,880

Composition of Net Assets
Capital stock, at par	$183,378	$62,949
Additional paid-in capital	1,871,433,320	623,374,465
Accumulated loss	(59,646,659)	(25,997,534)

	$1,811,970,039	$597,439,880

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—81,200,000,000 shares of capital stock authorized, $.001 par value (see Note E)

AB National Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$508,813,826	51,496,728	$9.88	*

Class C	$32,583,186	3,301,674	$9.87

Advisor Class	$1,270,573,027	128,579,730	$9.88

AB New York Portfolio

Class A	$380,361,125	40,079,119	$9.49	*

Class C	$24,089,127	2,539,536	$9.49

Advisor Class	$192,989,628	20,330,049	$9.49

*	The maximum offering price per share for Class A of AB National Portfolio and AB New York Portfolio were $10.19 and $9.78, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND | 171

STATEMENT OF OPERATIONS

Year Ended May 31, 2022

	AB California		AB High Income Municipal
Investment Income
Interest	$30,094,311		$149,388,934
Dividends – Affiliated issuers	6,637		23,368
Other income	– 0	–	26,771

Total income	30,100,948		149,439,073

Expenses
Advisory fee (see Note B)	4,778,652		18,418,765
Distribution fee – Class A	1,369,110		2,257,180
Distribution fee – Class C	347,317		1,436,409
Transfer agency – Class A	119,881		258,074
Transfer agency – Class C	7,744		41,459
Transfer agency – Advisor Class	105,019		792,027
Transfer agency – Class Z	– 0	–	395
Custody and accounting	104,608		222,869
Administrative	101,825		103,102
Audit and tax	55,951		65,416
Legal	40,541		69,217
Registration fees	39,810		207,759
Printing	31,604		84,072
Directors’ fees	30,594		63,846
Miscellaneous	25,758		75,179

Total expenses before interest expense	7,158,414		24,095,769
Interest expense	2,225		2,518,718

Total expenses	7,160,639		26,614,487
Less: expenses waived and reimbursed by the Adviser (see Note B)	(151,139)		(61,654)

Net expenses	7,009,500		26,552,833

Net investment income	23,091,448		122,886,240

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(1,356,182)		11,357,170
Swaps	(3,752,563)		(23,632,749)
Net change in unrealized appreciation/depreciation of:
Investments	(100,727,347)		(484,130,633)
Swaps	12,531,478		67,100,797

Net loss on investment transactions	(93,304,614)		(429,305,415)

Contributions from Affiliates (see Note B)	– 0	–	5,607

Net Decrease in Net Assets from Operations	$(70,213,166)		$(306,413,568)

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

	AB National	AB New York
Investment Income
Interest	$52,209,290	$18,881,999
Dividends – Affiliated issuers	25,428	4,241
Other income	16,175	25,000

Total income	52,250,893	18,911,240

Expenses
Advisory fee (see Note B)	8,385,863	2,912,135
Distribution fee – Class A	1,430,658	1,045,014
Distribution fee – Class C	404,966	284,959
Transfer agency – Class A	209,742	128,757
Transfer agency – Class C	15,789	8,910
Transfer agency – Advisor Class	458,498	61,703
Custody and accounting	149,409	82,818
Registration fees	109,937	41,210
Administrative	95,439	96,667
Audit and tax	57,389	57,128
Printing	51,645	27,040
Legal	45,720	37,610
Directors’ fees	40,085	25,529
Miscellaneous	41,142	19,778

Total expenses before interest expense	11,496,282	4,829,258
Interest expense	514	9,549

Total expenses	11,496,796	4,838,807
Less: expenses waived and reimbursed by the Adviser (see Note B)	(383,424)	(268,391)

Net expenses	11,113,372	4,570,416

Net investment income	41,137,521	14,340,824

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	2,105,532	(685,353)
Swaps	(3,055,365)	(1,918,230)
Net change in unrealized appreciation/depreciation of:
Investments	(181,768,238)	(62,471,610)
Swaps	23,233,593	9,102,435

Net loss on investment transactions	(159,484,478)	(55,972,758)

Net Decrease in Net Assets from Operations	$(118,346,957)	$(41,631,934)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	AB California
	Year Ended May 31, 2022	Year Ended May 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$23,091,448	$25,383,764
Net realized gain (loss) on investment transactions	(5,108,745)	5,895,749
Net change in unrealized appreciation/depreciation of investments	(88,195,869)	44,642,234

Net increase (decrease) in net assets from operations	(70,213,166)	75,921,747
Distributions to Shareholders
Class A	(10,634,508)	(13,468,361)
Class C	(410,892)	(757,499)
Advisor Class	(10,525,418)	(11,307,165)
Capital Stock Transactions
Net increase	25,912,817	71,232,212

Total increase (decrease)	(65,871,167)	121,620,934
Net Assets
Beginning of period	1,040,270,568	918,649,634

End of period	$974,399,401	$1,040,270,568

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB High Income Municipal
	Year Ended May 31, 2022	Year Ended May 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$122,886,240	$110,940,855
Net realized gain (loss) on investment transactions	(12,275,579)	8,399,297
Net change in unrealized appreciation/depreciation of investments	(417,029,836)	361,822,621
Contributions from Affiliates (see Note B)	5,607	– 0	–

Net increase (decrease) in net assets from operations	(306,413,568)	481,162,773
Distributions to Shareholders
Class A	(28,080,259)	(27,741,029)
Class C	(3,371,752)	(5,103,365)
Advisor Class	(93,231,953)	(82,863,003)
Class Z	(63,948)	(77,813)
Capital Stock Transactions
Net increase	227,810,407	558,739,317

Total increase (decrease)	(203,351,073)	924,116,880
Net Assets
Beginning of period	3,696,478,395	2,772,361,515

End of period	$3,493,127,322	$3,696,478,395

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB National
	Year Ended May 31, 2022	Year Ended May 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$41,137,521	$40,214,320
Net realized gain (loss) on investment transactions	(949,833)	10,353,102
Net change in unrealized appreciation/depreciation of investments	(158,534,645)	81,763,785

Net increase (decrease) in net assets from operations	(118,346,957)	132,331,207
Distributions to Shareholders
Class A	(11,089,886)	(13,049,516)
Class C	(477,411)	(874,035)
Advisor Class	(27,409,488)	(27,054,332)
Capital Stock Transactions
Net increase	115,776,648	145,998,381

Total increase (decrease)	(41,547,094)	237,351,705
Net Assets
Beginning of period	1,853,517,133	1,616,165,428

End of period	$1,811,970,039	$1,853,517,133

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB New York
	Year Ended May 31, 2022	Year Ended May 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$14,340,824	$14,489,068
Net realized gain (loss) on investment transactions	(2,603,583)	2,278,877
Net change in unrealized appreciation/depreciation of investments	(53,369,175)	37,320,055

Net increase (decrease) in net assets from operations	(41,631,934)	54,088,000
Distributions to Shareholders
Class A	(8,638,635)	(9,878,972)
Class C	(371,460)	(687,886)
Advisor Class	(4,649,535)	(4,190,838)
Capital Stock Transactions
Net increase	4,204,436	4,963,028

Total increase (decrease)	(51,087,128)	44,293,332
Net Assets
Beginning of period	648,527,008	604,233,676

End of period	$597,439,880	$648,527,008

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2022

NOTE A

Significant Accounting Policies

AB Municipal Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of the diversified AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio (the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. The AB California Portfolio, AB National Portfolio and AB New York Portfolio offer Class A, Class C and Advisor Class shares. The AB High Income Municipal Portfolio offers Class A, Class C, Advisor Class and Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Class Z shares have been authorized but currently are not being offered for AB California Portfolio, AB National Portfolio and AB New York Portfolio. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily

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available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

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inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of May 31, 2022:

AB California Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$869,138,539		$	– 0	–	$869,138,539
Short-Term Municipal Notes		– 0	–	59,787,176			– 0	–	59,787,176
Commercial Mortgage-Backed Securities		– 0	–	11,691,852			– 0	–	11,691,852
Short-Term Investments		12,518,065		– 0	–		– 0	–	12,518,065

Total Investments in Securities		12,518,065		940,617,567			– 0	–	953,135,632
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	13,190,688			– 0	–	13,190,688	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	10,350,363			– 0	–	10,350,363	(b)
Interest Rate Swaps		– 0	–	1,146,402			– 0	–	1,146,402
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(3,776,488)			– 0	–	(3,776,488	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(434,723)			– 0	–	(434,723	)(b)

Total		$12,518,065		$961,093,809		$	– 0	–	$973,611,874

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NOTES TO FINANCIAL STATEMENTS (continued)

AB High Income Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$3,868,810,119		$	– 0	–	$3,868,810,119
Short-Term Municipal Notes		– 0	–	2,474,748			– 0	–	2,474,748
Corporates – Non-Investment Grade		– 0	–	40,521,553			118,550		40,640,103
Commercial Mortgage-Backed Securities		– 0	–	5,052,888			– 0	–	5,052,888
Short-Term Investments		18,724,144		– 0	–		– 0	–	18,724,144
Liabilities:
Floating Rate Notes(c)		(359,560,000)		– 0	–		– 0	–	(359,560,000)

Total Investments in Securities		(340,835,856)		3,916,859,308			118,550		3,576,142,002
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	66,069,542			– 0	–	66,069,542	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	97,456,809			– 0	–	97,456,809	(b)
Interest Rate Swaps		– 0	–	3,734,793			– 0	–	3,734,793
Liabilities:
Centrally Cleared Credit Default Swaps		– 0	–	(785,432)			– 0	–	(785,432	)(b)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(17,508,235)			– 0	–	(17,508,235	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(13,032,199)			– 0	–	(13,032,199	)(b)
Credit Default Swaps		– 0	–	(12,213,084)			– 0	–	(12,213,084)
Interest Rate Swaps		– 0	–	(507,130)			– 0	–	(507,130)

Total		$(340,835,856)		$4,040,074,372			$118,550		$3,699,357,066

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NOTES TO FINANCIAL STATEMENTS (continued)

AB National Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,750,524,006		$	– 0	–	$1,750,524,006
Short-Term Municipal Notes		– 0	–	5,342,474			– 0	–	5,342,474
Commercial Mortgage-Backed Securities		– 0	–	8,166,971			– 0	–	8,166,971
Corporates – Non-Investment Grade		– 0	–	– 0	–		146,659		146,659
Short-Term Investments		33,986,419		– 0	–		– 0	–	33,986,419

Total Investments in Securities		33,986,419		1,764,033,451			146,659		1,798,166,529
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	23,885,855			– 0	–	23,885,855	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	20,102,897			– 0	–	20,102,897	(b)
Interest Rate Swaps		– 0	–	2,008,021			– 0	–	2,008,021
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(6,601,659)			– 0	–	(6,601,659	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(5,480,742)			– 0	–	(5,480,742	)(b)

Total		$33,986,419		$1,797,947,823			$146,659		$1,832,080,901

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NOTES TO FINANCIAL STATEMENTS (continued)

AB New York Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$600,625,722		$	– 0	–	$600,625,722
Short-Term Investments		1,678,706		– 0	–		– 0	–	1,678,706

Total Investments in Securities		1,678,706		600,625,722			– 0	–	602,304,428
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	8,721,640			– 0	–	8,721,640	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	7,250,875			– 0	–	7,250,875	(b)
Interest Rate Swaps		– 0	–	853,443			– 0	–	853,443
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(2,375,394)			– 0	–	(2,375,394	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(1,574,486)			– 0	–	(1,574,486	)(b)

Total		$1,678,706		$613,501,800		$	– 0	–	$615,180,506

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(c)	The Portfolio may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolios have a tax year-end of November 30 concurrent with the filing of the Portfolios’ tax returns.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

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4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue and market discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to the Portfolios or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolios pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Portfolio	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
AB California	.45%	.40%	.35%
AB High Income Municipal	.50%	.45%	.40%
AB National	.45%	.40%	.35%
AB New York	.45%	.40%	.35%

Such fees are accrued daily and paid monthly.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses (excluding interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) on an annual basis (the “Expense Caps”) as follows:

Portfolio	Class A	Class C	Advisor Class	Class Z
AB California	.75%	1.50%	.50%	N/A
AB High Income Municipal	.80%	1.55%	.55%	.55%
AB National	.75%	1.50%	.50%	N/A
AB New York	.75%	1.50%	.50%	N/A

This contractual agreement extends through September 30, 2022, for all Portfolios and may be extended by the Adviser for additional one year terms.

For the year ended May 31, 2022, such reimbursements amounted to $132,375, $0, $343,031 and $263,579 for AB California, AB High Income Municipal, AB National and AB New York Portfolios, respectively.

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the year ended May 31, 2022, the reimbursement for such services amounted to $101,825, $103,102, $95,439 and $96,667 for AB California, AB High Income Municipal, AB National and AB New York Portfolios, respectively.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: AB California Portfolio, $67,472; AB High Income Municipal Portfolio, $252,503; AB National Portfolio, $187,254 and AB New York Portfolio, $68,100 for the year ended May 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolios’ shares. The Distributor has advised the Portfolios that it has retained front-end sales charges from the sale of Class A shares and received contingent

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deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares for each Portfolio for the year ended May 31, 2022, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class C
AB California	$640		$40,778	$5,498
AB High Income Municipal	– 0	–	60,304	9,550
AB National	173		29,096	4,301
AB New York	– 0	–	13,507	753

The Portfolios may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the year ended May 31, 2022, such waivers amounted to:

Portfolio	Amount
AB California	$18,764
AB High Income Municipal	61,654
AB National	40,393
AB New York	4,812

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the year ended May 31, 2022 is as follows:

Portfolio	Market Value 5/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/22 (000)	Dividend Income (000)
AB California	$70,188	$240,683	$298,353	$12,518	$7
AB High Income Municipal	171,023	694,013	846,312	18,724	23
AB National	116,023	466,418	548,455	33,986	25
AB New York	18,873	145,570	162,764	1,679	4

During the year ended May 31, 2022, the Adviser reimbursed the AB High Income Municipal Portfolio $5,607 for trading losses incurred due to a pricing error.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Portfolios have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net assets attributable to Class C shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class C
AB California	$7,601,016
AB High Income Municipal	3,997,719
AB National	7,120,366
AB New York	4,564,379

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended May 31, 2022, were as follows:

	Purchases			Sales
Portfolio	Investments	Government Securities		Investments	Government Securities
AB California	$268,915,004	$3,873,959		$170,892,161	$	– 0	–
AB High Income Municipal	1,262,470,209	– 0	–	624,020,908		– 0	–
AB National	493,250,941	4,471,861		218,876,353		80,000
AB New York	153,242,100	– 0	–	99,890,473		– 0	–

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As of May 31, 2022, the cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

	Cost	Gross Unrealized		Net Unrealized Depreciation
Portfolio		Appreciation	(Depreciation)
AB California	$995,111,682	$32,980,039	$(53,927,376)	$(20,947,337)
AB High Income Municipal	3,802,864,040	234,944,092	(320,896,175)	(85,952,083)
AB National	1,873,978,159	63,616,337	(104,514,565)	(40,898,228)
AB New York	628,102,217	22,071,110	(34,669,014)	(12,597,904)

1. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where

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applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, each Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios

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may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolios may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolios anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended May 31, 2022, the Portfolios held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended May 31, 2022, the Portfolios held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio

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is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended May 31, 2022, AB California Portfolio, AB National Portfolio and AB New York Portfolio held credit default swaps for hedging purposes, AB Municipal High Income Portfolio held credit default swaps for hedging and non-hedging purposes.

Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC

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derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolios’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolios’ ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolios decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolios’ OTC counterparty has the right to terminate such transaction and require the Portfolios to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended May 31, 2022, the Portfolios had entered into the following derivatives:

AB California Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$23,541,051	*	Receivable/ Payable for variation margin on centrally cleared swaps	$4,198,616	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,146,402

Total		$24,687,453			$4,198,616

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(5,198,492)	$12,531,478

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,445,929	– 0	–

Total		$(3,752,563)	$12,531,478

AB High Income Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	$610,693	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	163,626,211	*	Receivable/Payable for variation margin on centrally cleared swaps	$30,476,199	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	3,734,793		Unrealized depreciation on interest rate swaps	507,130

Credit contracts				Market value on credit default swaps	12,213,084

Total		$167,971,697			$43,196,413

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(24,301,721)	$62,854,105

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	668,972	4,246,692

Total		$(23,632,749)	$67,100,797

AB National Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$44,012,290	*	Receivable/Payable for variation margin on centrally cleared swaps	$12,060,107	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	2,008,021

Total		$46,020,311			$12,060,107

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(4,425,929)	$23,233,593

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,370,564	– 0	–

Total		$(3,055,365)	$23,233,593

AB New York Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$15,972,515	*	Receivable/Payable for variation margin on centrally cleared swaps	$3,942,198	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	853,443

Total		$16,825,958			$3,942,198

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(2,021,119)	$9,102,435

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	102,889	– 0	–

Total		$(1,918,230)	$9,102,435

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended May 31, 2022:

AB California Portfolio
Interest Rate Swaps:
Average notional amount	$21,356,923
Centrally Cleared Interest Rate Swaps:
Average notional amount	$125,967,692
Centrally Cleared Inflation Swaps:
Average notional amount	$124,233,846
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$33,718,182	(a)

(a)	Positions were open for eleven months during the year.

AB High Income Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$49,829,231
Centrally Cleared Interest Rate Swaps:
Average notional amount	$1,026,365,385
Centrally Cleared Inflation Swaps:
Average notional amount	$610,805,385
Credit Default Swaps:
Average notional amount of sale contracts	$58,204,617
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$54,991,000	(a)

(a)	Positions were open for ten months during the year.

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AB National Portfolio
Interest Rate Swaps:
Average notional amount	$37,408,462
Centrally Cleared Interest Rate Swaps:
Average notional amount	$233,530,769
Centrally Cleared Inflation Swaps:
Average notional amount	$221,408,462
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$40,320,000	(a)

(a)	Positions were open for nine months during the year.

AB New York Portfolio
Interest Rate Swaps:
Average notional amount	$15,899,231
Centrally Cleared Interest Rate Swaps:
Average notional amount	$91,750,000
Centrally Cleared Inflation Swaps:
Average notional amount	$79,665,385
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$3,913,333	(a)

(a)	Positions were open for nine months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of May 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

AB California Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*	Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA	$1,146,402	$	– 0	–	$(1,146,402)	$	– 0	–	$	– 0	–

Total	$1,146,402	$	– 0	–	$(1,146,402)	$	– 0	–		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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AB High Income Municipal Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA/Citigroup Global Markets, Inc.	$2,626,895	$(961,424)	$(1,261,400)		$	– 0	–	$404,071
Morgan Stanley Capital Services LLC	1,107,898	(1,107,898)	– 0	–		– 0	–	– 0	–

Total	$3,734,793	$(2,069,322)	$(1,261,400)		$	– 0	–	$404,071	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$961,424	$(961,424)		$	– 0	–	$	– 0	–	$	– 0	–
Credit Suisse International	4,506,096	– 0	–		(4,506,096)			– 0	–		– 0	–
Goldman Sachs International	3,765,573	– 0	–		(3,765,573)			– 0	–		– 0	–
Morgan Stanley Capital Services LLC	3,487,121	(1,107,898)			(2,379,223)			– 0	–		– 0	–

Total	$12,720,214	$(2,069,322)			$(10,650,892)		$	– 0	–		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB National Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*	Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA	$2,008,021	$	– 0	–	$(2,008,021)	$	– 0	–	$	– 0	–

Total	$2,008,021	$	– 0	–	$(2,008,021)	$	– 0	–		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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AB New York Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*	Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA	$853,443	$	– 0	–	$(853,443)	$	– 0	–	$	– 0	–

Total	$853,443	$	– 0	–	$(853,443)	$	– 0	–		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

The Fund has authorized 81.2 billion shares of capital stock. The allocation is as follow:

	Allocation of Shares (In Million)
Portfolio	Class A	Class B		Class C	Advisor	Class T	Class Z	Total
AB California	6,000	– 0	–	6,000	6,050	3,000	3,000	24,050
AB High Income Municipal	3,000	3,000		3,000	3,000	3,000	3,000	18,000
AB National	6,000	– 0	–	6,000	6,100	3,000	3,000	24,100
AB New York	3,000	– 0	–	3,000	3,050	3,000	3,000	15,050

Transactions in capital shares for each class were as follows:

	AB California Portfolio
	Shares		Amount
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021

Class A
Shares sold	7,478,896	7,438,817	$84,651,764	$84,662,382

Shares issued in reinvestment of dividends	464,192	573,127	5,213,008	6,522,919

Shares converted from Class C	529,039	403,784	6,078,594	4,563,767

Shares redeemed	(10,408,334)	(6,216,923)	(115,518,127)	(70,539,858)

Net increase (decrease)	(1,936,207)	2,198,805	$(19,574,761)	$25,209,210

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	AB California Portfolio
	Shares		Amount
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021

Class C
Shares sold	390,437	790,212	$4,448,291	$8,994,197

Shares issued in reinvestment of dividends	26,005	43,131	291,675	490,400

Shares converted to Class A	(529,084)	(403,828)	(6,078,594)	(4,563,767)

Shares redeemed	(797,173)	(728,724)	(8,862,801)	(8,277,601)

Net decrease	(909,815)	(299,209)	$(10,201,429)	$(3,356,771)

Advisor Class
Shares sold	23,386,825	15,119,095	$258,734,960	$171,927,898

Shares issued in reinvestment of dividends	497,566	551,324	5,590,250	6,276,536

Shares redeemed	(19,056,318)	(11,433,874)	(208,636,203)	(128,824,661)

Net increase	4,828,073	4,236,545	$55,689,007	$49,379,773

	AB High Income Municipal Portfolio
	Shares		Amount
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021

Class A
Shares sold	13,171,334	18,178,774	$157,629,945	$214,167,506

Shares issued in reinvestment of dividends	1,190,291	1,207,033	14,175,988	14,256,889

Shares converted from Class C	3,309,348	4,104,718	39,969,528	47,690,111

Shares redeemed	(20,789,884)	(12,537,350)	(242,159,011)	(147,959,674)

Net increase (decrease)	(3,118,911)	10,953,175	$(30,383,550)	$128,154,832

Class C
Shares sold	1,310,463	1,702,018	$15,713,438	$20,056,324

Shares issued in reinvestment of dividends	183,730	270,382	2,189,096	3,183,109

Shares converted to Class A	(3,310,011)	(4,105,651)	(39,969,528)	(47,690,111)

Shares redeemed	(2,313,449)	(3,383,848)	(27,008,496)	(39,486,558)

Net decrease	(4,129,267)	(5,517,099)	$(49,075,490)	$(63,937,236)

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	AB High Income Municipal Portfolio
	Shares			Amount
	Year Ended May 31, 2022	Year Ended May 31, 2021		Year Ended May 31, 2022	Year Ended May 31, 2021

Advisor Class
Shares sold	92,612,188	72,244,440		$1,083,036,165	$852,523,286

Shares issued in reinvestment of dividends	4,236,935	3,766,074		50,331,307	44,504,885

Shares redeemed	(72,377,595)	(34,128,041)		(825,709,965)	(402,008,252)

Net increase	24,471,528	41,882,473		$307,657,507	$495,019,919

Class Z
Shares sold	47,919	– 0	–	$586,248	– 0	–

Shares issued in reinvestment of dividends	1,348	1,047		15,990	12,367

Shares redeemed	(87,427)	(41,879)		(990,298)	(510,565)

Net decrease	(38,160)	(40,832)		$(388,060)	$(498,198)

	AB National Portfolio
	Shares		Amount
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021

Class A
Shares sold	5,973,500	6,669,301	$61,613,474	$70,617,588

Shares issued in reinvestment of dividends	624,155	728,178	6,539,160	7,713,522

Shares converted from Class C	1,088,206	1,258,927	11,661,302	13,239,742

Shares redeemed	(11,039,618)	(7,721,854)	(114,125,674)	(81,670,664)

Net increase (decrease)	(3,353,757)	934,552	$(34,311,738)	$9,900,188

Class C
Shares sold	394,306	817,610	$4,133,562	$8,631,333

Shares issued in reinvestment of dividends	34,322	60,355	358,962	637,712

Shares converted to Class A	(1,089,303)	(1,260,257)	(11,661,302)	(13,239,742)

Shares redeemed	(952,848)	(1,041,962)	(9,841,947)	(11,016,010)

Net decrease	(1,613,523)	(1,424,254)	$(17,010,725)	$(14,986,707)

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	AB National Portfolio
	Shares		Amount
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021

Advisor Class
Shares sold	60,018,399	36,370,501	$612,040,055	$385,813,392

Shares issued in reinvestment of dividends	1,804,119	1,762,541	18,877,242	18,680,013

Shares redeemed	(45,557,420)	(24,045,864)	(463,818,186)	(253,408,505)

Net increase	16,265,098	14,087,178	$167,099,111	$151,084,900

	AB New York Portfolio
	Shares		Amount
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021

Class A
Shares sold	10,205,010	3,876,366	$99,859,065	$39,327,290

Shares issued in reinvestment of dividends	464,880	549,811	4,686,215	5,553,412

Shares converted from Class C	1,110,369	500,590	11,433,466	5,041,092

Shares redeemed	(12,499,602)	(6,895,251)	(121,867,864)	(69,578,052)

Net decrease	(719,343)	(1,968,484)	$(5,889,118)	$(19,656,258)

Class C
Shares sold	233,754	407,762	$2,362,297	$4,096,248

Shares issued in reinvestment of dividends	26,229	47,796	264,086	481,970

Shares converted to Class A	(1,111,323)	(500,889)	(11,433,466)	(5,041,092)

Shares redeemed	(438,587)	(686,849)	(4,370,815)	(6,959,753)

Net decrease	(1,289,927)	(732,180)	$(13,177,898)	$(7,422,627)

Advisor Class
Shares sold	10,856,529	6,301,504	$106,775,743	$63,942,583

Shares issued in reinvestment of dividends	219,569	220,512	2,210,058	2,228,988

Shares redeemed	(8,851,737)	(3,376,754)	(85,714,349)	(34,129,658)

Net increase	2,224,361	3,145,262	$23,271,452	$32,041,913

NOTE F

Risks Involved in Investing in the Portfolios

Market Risk—The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline,

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sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of the municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of their assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires, flooding or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Portfolios. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Portfolios. The Portfolios’ investment in certain municipal

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securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

The Portfolios invest from time to time in the municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, including as a result of the COVID-19 pandemic. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk—There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal, and if applicable, state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of portfolio shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with

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longer maturities or durations. The Portfolios may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Financing and Related Transactions; Leverage and Other Risks—The Portfolios may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolios’ return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolios’ income and distribution to shareholders. A decline in distributions would adversely affect the Portfolios’ yield. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value.

In a tender option bond transaction, the Portfolios may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Portfolios receive cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Portfolios continue to earn all the interest from the

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transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolios also use the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Portfolios or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note I to the Financial Statements “Floating Rate Notes Issued in Connection with Securities Held” for more information about tender option bond transactions.

The Portfolios may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolios. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios.

LIBOR Transition and Associated Risk—The Portfolios may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR,

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announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

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Management Risk—The Portfolios are subject to management risk because they are an actively-managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolios, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolios did not utilize the Facility during the year ended May 31, 2022.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period through May 31, 2022 and the tax years ended November 30, 2021 and May 31, 2021 were as follows:

AB California Portfolio	December 1, 2021 to May 31, 2022			June 1, 2021 to November 30, 2021		Year Ended May 31, 2021
Distributions paid from:
Ordinary income	$	– 0	–	$237,886		$703,142
Net long-term capital gains		– 0	–	– 0	–	42,445

Total taxable distributions		– 0	–	237,886		745,587
Tax exempt distributions		11,320,603		10,012,329		24,787,438

Total distributions paid		$11,320,603		$10,250,215		$25,533,025

AB High Income Municipal Portfolio	December 1, 2021 to May 31, 2022			June 1, 2021 to November 30, 2021		Year Ended May 31, 2021
Distributions paid from:
Ordinary income	$	– 0	–	$4,359,494		$8,478,725

Total taxable distributions		– 0	–	4,359,494		8,478,725
Tax exempt distributions		64,660,568		55,727,850		107,306,485

Total distributions paid		$64,660,568		$60,087,344		$115,785,210

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AB National Portfolio	December 1, 2021 to May 31, 2022			June 1, 2021 to November 30, 2021	Year Ended May 31, 2021
Distributions paid from:
Ordinary income	$	– 0	–	$182,163	$1,247,779

Total taxable distributions		– 0	–	182,163	1,247,779
Tax exempt distributions		20,244,856		18,549,766	39,730,104

Total distributions paid		$20,244,856		$18,731,929	$40,977,883

AB New York Portfolio	December 1, 2021 to May 31, 2022			June 1, 2021 to November 30, 2021	Year Ended May 31, 2021
Distributions paid from:
Ordinary income	$	– 0	–	$61,452	$463,944

Total taxable distributions		– 0	–	61,452	463,944
Tax exempt distributions		7,066,933		6,531,245	14,293,752

Total distributions paid		$7,066,933		$6,592,697	$14,757,696

As of November 30, 2021, the Portfolios’ most recent tax year end, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Tax-Exempt Income	Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
AB California	$4,559	$(124,321)	$63,223,225	$63,103,463
AB High Income Municipal	2,158,438	(7,126,957)	347,263,888	342,295,369
AB National	78,351	(18,354,933)	116,835,201	98,558,619
AB New York	32,379	(11,036,161)	41,291,549	30,287,767

(a)

At November 30, 2021, AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio, and AB New York Portfolio had capital loss carryforwards for federal income tax purposes. As of November 30, 2021, AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio, and AB New York Portfolio had net capital loss carryforwards of $124,321, $7,126,957, $18,354,933, and $11,036,161, respectively. During the tax period ended November 30, 2021, AB National Portfolio and AB New York Portfolio utilized $255,383 and $60,294 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of tender option bonds.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

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As of November 30, 2021, the Portfolios’ most recent tax year end, the Portfolios had net capital loss carryforwards as follows:

Portfolio	Short-Term Amount	Long-Term Amount
AB California	$124,321	$	– 0	–
AB High Income Municipal	7,126,957		– 0	–
AB National	18,354,933		– 0	–
AB New York	11,036,161		– 0	–

During the current fiscal year, the Portfolios had no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

Each Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolios’ liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Portfolios’ expense ratio. At May 31, 2022, the amount of Floating Rate Notes outstanding was $359,560,000 and the related interest rate ranged from 0.82% to 1.03% for AB High Income Municipal Portfolio. At May 31, 2022, AB California Portfolio, AB National Portfolio and AB New York Portfolio did not have any Floating Rate Notes outstanding. For the year ended May 31, 2022, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were as follows:

Portfolio	Average Amount Outstanding	Weighted Average Interest Rate
AB High Income Municipal	$247,856,219	1.00%

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Each Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolios’ financial statements as a secured borrowing. For the year ended May 31, 2022, AB California Portfolio engaged in such transactions.

The final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) were issued on December 10, 2013. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs, such as the Fund’s TOB transactions (as such programs were then previously or are presently structured), and (ii) continuing certain relationships with or certain services for residual interest bond programs.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB California Portfolio
	Class A
	Year Ended May 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.57	$ 10.96	$ 11.21	$ 11.06	$ 11.25

Income From Investment Operations

Net investment income(a)(b)	.24	.29	.33	.37	.37
Net realized and unrealized gain (loss) on investment transactions	(.99)	.61	(.25)	.15	(.20)

Net increase (decrease) in net asset value from operations	(.75)	.90	.08	.52	.17

Less: Dividends

Dividends from net investment income	(.22)	(.29)	(.33)	(.37)	(.36)

Net asset value, end of period	$ 10.60	$ 11.57	$ 10.96	$ 11.21	$ 11.06

Total Return

Total investment return based on net asset value(c)	(6.57)%	8.30%	.68%	4.84%	1.55%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$481,440	$547,704	$494,992	$482,499	$465,581

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.75%	.75%	.75%	.75%	.76%

Expenses, before waivers/reimbursements(d)	.76%	.77%	.78%	.80%	.80%

Net investment income(a)	2.09%	2.54%	2.96%	3.38%	3.28%

Portfolio turnover rate	17%	23%	16%	13%	14%

See footnote summary on page 226-227.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB California Portfolio
	Class C
	Year Ended May 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.56	$ 10.96	$ 11.21	$ 11.05	$ 11.24

Income From Investment Operations

Net investment income(a)(b)	.15	.20	.25	.29	.28
Net realized and unrealized gain (loss) on investment transactions	(.97)	.61	(.26)	.16	(.19)

Net increase (decrease) in net asset value from operations	(.82)	.81	(.01)	.45	.09

Less: Dividends

Dividends from net investment income	(.14)	(.21)	(.24)	(.29)	(.28)

Net asset value, end of period	$ 10.60	$ 11.56	$ 10.96	$ 11.21	$ 11.05

Total Return

Total investment return based on net asset value(c)	(7.19)%	7.40%	(.08)%	4.15%	.79%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$28,401	$41,511	$42,622	$44,421	$48,977

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.50%	1.50%	1.50%	1.50%	1.51%

Expenses, before waivers/reimbursements(d)	1.51%	1.52%	1.53%	1.55%	1.55%

Net investment income(a)	1.33%	1.80%	2.21%	2.63%	2.53%

Portfolio turnover rate	17%	23%	16%	13%	14%

See footnote summary on page 226-227.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB California Portfolio
	Advisor Class
	Year Ended May 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.57	$ 10.96	$ 11.21	$ 11.06	$ 11.25

Income From Investment Operations

Net investment income(a)(b)	.26	.32	.36	.40	.39
Net realized and unrealized gain (loss) on investment transactions	(.98)	.61	(.26)	.15	(.19)

Net increase (decrease) in net asset value from operations	(.72)	.93	.10	.55	.20

Less: Dividends

Dividends from net investment income	(.25)	(.32)	(.35)	(.40)	(.39)

Net asset value, end of period	$ 10.60	$ 11.57	$ 10.96	$ 11.21	$ 11.06

Total Return

Total investment return based on net asset value(c)	(6.34)%	8.57%	.93%	5.10%	1.80%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$464,558	$451,056	$381,036	$279,106	$184,599

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.50%	.50%	.50%	.51%	.51%

Expenses, before waivers/reimbursements(d)	.51%	.52%	.53%	.55%	.55%

Net investment income(a)	2.34%	2.78%	3.20%	3.63%	3.52%

Portfolio turnover rate	17%	23%	16%	13%	14%

See footnote summary on page 226-227.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB High Income Municipal Portfolio
Class A
Year Ended May 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 12.25	$ 10.90	$ 11.65	$ 11.39	$ 11.34

Income From Investment Operations

Net investment income(a)(b)	.37	.39	.42	.43	.45

Net realized and unrealized gain (loss) on investment transactions	(1.29)	1.36	(.74)	.30	.05

Contributions from affiliates	.00	(e)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.92)	1.75	(.32)	.73	.50

Less: Dividends

Dividends from net investment income	(.37)	(.40)	(.43)	(.47)	(.45)

Net asset value, end of period	$ 10.96	$ 12.25	$ 10.90	$ 11.65	$ 11.39

Total Return

Total investment return based on net asset value(c)	(7.68)%	16.40%	(2.97)%	6.64%	4.50%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$769,846	$899,274	$680,380	$754,555	$755,327

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.85%	.85%	.85%	.87%	.87%

Expenses, before waivers/reimbursements(d)	.85%	.85%	.85%	.88%	.88%

Net investment income(a)	3.06%	3.27%	3.59%	3.81%	3.95%

Portfolio turnover rate	16%	16%	22%	23%	22%

See footnote summary on page 226-227.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB High Income Municipal Portfolio
Class C
Year Ended May 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 12.25	$ 10.89	$ 11.65	$ 11.39	$ 11.33

Income From Investment Operations

Net investment income(a)(b)	.28	.30	.33	.35	.36
Net realized and unrealized gain (loss) on investment transactions	(1.30)	1.38	(.74)	.30	.07
Contributions from affiliates	.00	(e)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.02)	1.68	(.41)	.65	.43

Less: Dividends

Dividends from net investment income	(.28)	(.32)	(.35)	(.39)	(.37)

Net asset value, end of period	$ 10.95	$ 12.25	$ 10.89	$ 11.65	$ 11.39

Total Return

Total investment return based on net asset value(c)	(8.46)%	15.53%	(3.69)%	5.85%	3.82%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$113,046	$177,019	$217,533	$273,186	$290,311

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.60%	1.60%	1.60%	1.62%	1.62%

Expenses, before waivers/reimbursements(d)	1.60%	1.61%	1.60%	1.63%	1.63%

Net investment income(a)	2.30%	2.54%	2.85%	3.06%	3.20%

Portfolio turnover rate	16%	16%	22%	23%	22%

See footnote summary on page 226-227.

abfunds.com	AB MUNICIPAL INCOME FUND | 217

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB High Income Municipal Portfolio
Advisor Class
Year Ended May 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 12.25	$ 10.89	$ 11.65	$ 11.38	$ 11.33

Income From Investment Operations

Net investment income(a)(b)	.40	.42	.45	.46	.48
Net realized and unrealized gain (loss) on investment transactions	(1.30)	1.37	(.75)	.31	.05
Contributions from affiliates	.00	(e)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.90)	1.79	(.30)	.77	.53

Less: Dividends

Dividends from net investment income	(.40)	(.43)	(.46)	(.50)	(.48)

Net asset value, end of period	$ 10.95	$ 12.25	$ 10.89	$ 11.65	$ 11.38

Total Return

Total investment return based on net asset value(c)	(7.53)%	16.70%	(2.72)%	7.00%	4.76%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,609,004	$2,618,340	$1,872,364	$1,975,651	$1,593,859

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.60%	.60%	.60%	.62%	.62%

Expenses, before waivers/reimbursements(d)	.60%	.60%	.60%	.63%	.63%

Net investment income(a)	3.32%	3.52%	3.84%	4.05%	4.20%

Portfolio turnover rate	16%	16%	22%	23%	22%

See footnote summary on page 226-227.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB High Income Municipal Portfolio
Class Z
Year Ended May 31,	October 1, 2018(f) to May 31, 2019
2022	2021	2020

Net asset value, beginning of period	$ 12.26	$ 10.90	$ 11.65	$ 11.27

Income From Investment Operations

Net investment income(a)(b)	.40	.42	.43	.31

Net realized and unrealized gain (loss) on investment transactions	(1.30)	1.37	(.71)	.42

Contributions from affiliates	.00	(e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.90)	1.79	(.28)	.73

Less: Dividends

Dividends from net investment income	(.40)	(.43)	(.47)	(.35)

Net asset value, end of period	$ 10.96	$ 12.26	$ 10.90	$ 11.65

Total Return

Total investment return based on net asset value(c)	(7.52)%	16.69%	(2.60)%	6.59%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,231	$1,845	$2,085	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.59%	.59%	.60%	.65	%^

Expenses, before waivers/reimbursements(d)	.59%	.59%	.61%	.65	%^

Net investment income(a)	3.32%	3.55%	4.11%	4.11	%^

Portfolio turnover rate	16%	16%	22%	23%

See footnote summary on page 226-227.

abfunds.com	AB MUNICIPAL INCOME FUND | 219

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Class A
	Year Ended May 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.77	$ 10.20	$ 10.38	$ 10.15	$ 10.30

Income From Investment Operations

Net investment income(a)(b)	.22	.23	.27	.29	.30

Net realized and unrealized gain (loss) on investment transactions	(.91)	.58	(.19)	.23	(.15)

Net increase (decrease) in net asset value from operations	(.69)	.81	.08	.52	.15

Less: Dividends

Dividends from net investment income	(.20)	(.24)	(.26)	(.29)	(.30)

Net asset value, end of period	$ 9.88	$ 10.77	$ 10.20	$ 10.38	$ 10.15

Total Return

Total investment return based on net asset value(c)	(6.45)%	8.00%	.80%	5.23%	1.48%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$508,814	$590,789	$549,816	$572,911	$585,549

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.75%	.75%	.75%	.75%	.75%

Expenses, before waivers/reimbursements(d)	.77%	.78%	.78%	.79%	.80%

Net investment income(a)	2.05%	2.21%	2.57%	2.87%	2.93%

Portfolio turnover rate	12%	24%	28%	19%	18%

See footnote summary on page 226-227.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Class C
	Year Ended May 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.76	$ 10.19	$ 10.37	$ 10.14	$ 10.29

Income From Investment Operations

Net investment income(a)(b)	.14	.16	.19	.21	.22

Net realized and unrealized gain (loss) on investment transactions	(.90)	.57	(.18)	.24	(.15)

Net increase (decrease) in net asset value from operations	(.76)	.73	.01	.45	.07

Less: Dividends

Dividends from net investment income	(.13)	(.16)	(.19)	(.22)	(.22)

Net asset value, end of period	$ 9.87	$ 10.76	$ 10.19	$ 10.37	$ 10.14

Total Return

Total investment return based on net asset value(c)	(7.16)%	7.20%	.05%	4.45%	.72%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$32,583	$52,879	$64,573	$75,942	$89,963

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.50%	1.50%	1.50%	1.50%	1.50%

Expenses, before waivers/reimbursements(d)	1.52%	1.53%	1.54%	1.54%	1.55%

Net investment income(a)	1.30%	1.48%	1.82%	2.12%	2.19%

Portfolio turnover rate	12%	24%	28%	19%	18%

See footnote summary on page 226-227.

abfunds.com	AB MUNICIPAL INCOME FUND | 221

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Advisor Class
	Year Ended May 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.77	$ 10.20	$ 10.38	$ 10.15	$ 10.30

Income From Investment Operations

Net investment income(a)(b)	.24	.26	.29	.31	.32

Net realized and unrealized gain (loss) on investment transactions	(.90)	.58	(.18)	.24	(.14)

Net increase (decrease) in net asset value from operations	(.66)	.84	.11	.55	.18

Less: Dividends

Dividends from net investment income	(.23)	(.27)	(.29)	(.32)	(.33)

Net asset value, end of period	$ 9.88	$ 10.77	$ 10.20	$ 10.38	$ 10.15

Total Return

Total investment return based on net asset value(c)	(6.22)%	8.27%	1.05%	5.49%	1.73%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,270,573	$1,209,849	$1,001,776	$853,908	$656,958

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.50%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements(d)	.52%	.53%	.53%	.54%	.55%

Net investment income(a)	2.31%	2.45%	2.81%	3.11%	3.18%

Portfolio turnover rate	12%	24%	28%	19%	18%

See footnote summary on page 226-227.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Class A
	Year Ended May 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.34	$ 9.70	$ 10.05	$ 9.82	$ 10.01

Income From Investment Operations

Net investment income(a)(b)	.22	.23	.26	.29	.28

Net realized and unrealized gain (loss) on investment transactions	(.86)	.65	(.35)	.23	(.19)

Net increase (decrease) in net asset value from operations	(.64)	.88	(.09)	.52	.09

Less: Dividends

Dividends from net investment income	(.21)	(.24)	(.26)	(.29)	(.28)

Net asset value, end of period	$ 9.49	$ 10.34	$ 9.70	$ 10.05	$ 9.82

Total Return

Total investment return based on net asset value(c)	(6.29)%	9.13%	(.92)%	5.37%	.95%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$380,361	$421,752	$414,853	$440,361	$428,147

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.75%	.75%	.75%	.76%	.75%

Expenses, before waivers/reimbursements(d)	.79%	.80%	.80%	.82%	.81%

Net investment income(a)	2.17%	2.31%	2.64%	2.92%	2.86%

Portfolio turnover rate	16%	22%	23%	15%	11%

See footnote summary on page 226-227.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Class C
	Year Ended May 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.33	$ 9.69	$ 10.04	$ 9.81	$ 10.01

Income From Investment Operations

Net investment income(a)(b)	.14	.16	.19	.21	.21

Net realized and unrealized gain (loss) on investment transactions	(.85)	.64	(.35)	.23	(.20)

Net increase (decrease) in net asset value from operations	(.71)	.80	(.16)	.44	.01

Less: Dividends

Dividends from net investment income	(.13)	(.16)	(.19)	(.21)	(.21)

Net asset value, end of period	$ 9.49	$ 10.33	$ 9.69	$ 10.04	$ 9.81

Total Return

Total investment return based on net asset value(c)	(6.91)%	8.33%	(1.66)%	4.59%	.09%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$24,089	$39,563	$44,221	$51,764	$61,179

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.50%	1.50%	1.50%	1.51%	1.50%

Expenses, before waivers/reimbursements(d)	1.54%	1.55%	1.55%	1.57%	1.56%

Net investment income(a)	1.41%	1.56%	1.89%	2.18%	2.11%

Portfolio turnover rate	16%	22%	23%	15%	11%

See footnote summary on page 226-227.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Advisor Class
	Year Ended May 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.34	$ 9.70	$ 10.05	$ 9.82	$ 10.02

Income From Investment Operations

Net investment income(a)(b)	.25	.26	.29	.31	.31

Net realized and unrealized gain (loss) on investment transactions	(.87)	.64	(.35)	.23	(.20)

Net increase (decrease) in net asset value from operations	(.62)	.90	(.06)	.54	.11

Less: Dividends

Dividends from net investment income	(.23)	(.26)	(.29)	(.31)	(.31)

Net asset value, end of period	$ 9.49	$ 10.34	$ 9.70	$ 10.05	$ 9.82

Total Return

Total investment return based on net asset value(c)	(6.06)%	9.40%	(.67)%	5.63%	1.20%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$192,990	$187,212	$145,160	$135,701	$111,151

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.50%	.50%	.50%	.51%	.50%

Expenses, before waivers/reimbursements(d)	.54%	.55%	.55%	.57%	.56%

Net investment income(a)	2.42%	2.55%	2.89%	3.17%	3.11%

Portfolio turnover rate	16%	22%	23%	15%	11%

See footnote summary on page 226-227.

abfunds.com	AB MUNICIPAL INCOME FUND | 225

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Net of expenses waived/reimbursed by the Adviser.

(b)	Based on average shares outstanding.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended May 31,
	2022	2021	2020	2019	2018

AB California Portfolio
Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	.76%	.77%	.78%	.79%	.79%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.51%	1.52%	1.53%	1.54%	1.54%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.51%	.52%	.53%	.54%	.54%

	Year Ended May 31,
	2022	2021	2020	2019	2018

AB High Income Municipal Portfolio
Class A
Net of waivers/reimbursements	.78%	.79%	.80%	.80%	.80%
Before waivers/reimbursements	.78%	.80%	.80%	.81%	.81%
Class C
Net of waivers/reimbursements	1.53%	1.55%	1.55%	1.55%	1.55%
Before waivers/reimbursements	1.53%	1.55%	1.55%	1.56%	1.56%
Advisor Class
Net of waivers/reimbursements	.53%	.55%	.55%	.55%	.55%
Before waivers/reimbursements	.53%	.55%	.55%	.55%	.56%
Class Z(e)
Net of waivers/reimbursements	.52%	.53%	.55%	.53%^	N/A
Before waivers/reimbursements	.53%	.54%	.56%	.53%^	N/A

	Year Ended May 31,
	2022	2021	2020	2019	2018

AB National Portfolio
Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	.77%	.78%	.78%	.79%	.80%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.52%	1.53%	1.54%	1.54%	1.55%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.52%	.53%	.53%	.54%	.55%

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Year Ended May 31,
	2022	2021	2020	2019	2018

AB New York Portfolio
Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	.79%	.80%	.80%	.81%	.81%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.54%	1.55%	1.55%	1.56%	1.56%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.54%	.55%	.55%	.56%	.56%

(e)	Amount is less than $.005.

(f)	Commencement of distribution as of October 1, 2018.

^	Annualized.

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND | 227

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Municipal Income Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of AB Municipal Income Fund, Inc. (the “Fund”) (comprising the AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio (collectively referred to as the “Portfolios”)), including the portfolios of investments, as of May 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios comprising AB Municipal Income Fund, Inc. at May 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on each of the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

July 27, 2022

abfunds.com	AB MUNICIPAL INCOME FUND | 229

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Terrance T. Hults,(2) Vice President Matthew J. Norton,(2) Vice President Andrew D. Potter(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Manhattan West
New York, NY 10001

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolios are made by the Adviser’s Municipal Bond Investment Team. Messrs. Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Erzan is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, Erzan co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semiconductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	73	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins University, School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	73	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	73	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	73	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 70 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	73	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Terrance T. Hults 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Matthew J. Norton 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer – Municipal Bonds.

Andrew D. Potter 37	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without a charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolios’ Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

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The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Fund

The disinterested directors (the “directors”) of AB Municipal Income Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of each of the portfolios listed below (each, a “Fund” and collectively, the “Funds”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”):

•	AB California Portfolio

•	AB High Income Municipal Portfolio

•	AB National Portfolio

•	AB New York Portfolio

Prior to approval of the continuance of the Advisory Agreement in respect of each Fund, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for each Fund. The directors also discussed the proposed continuances in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Funds and the money market fund advised by the Adviser in which the Funds invest a portion of their assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee in respect of each Fund. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Fund and the overall arrangements between each Fund and the Adviser,

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as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for each Fund. The directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve a Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that each Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid in respect of a Fund, result in a higher rate of total compensation from such Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Funds under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Funds, including those relating to its subsidiaries that provide transfer agency and distribution services to the Funds. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because

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comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Funds before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds and the money market fund advised by the Adviser in which the Funds invest, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Funds’ principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Funds’ shares; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for each Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of each Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that each Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by each Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as such Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared each Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median in the case of each of AB National Portfolio and AB High Income Municipal Portfolio. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of any of the Funds. In the case of each of AB California Portfolio, AB National Portfolio and AB New York Portfolio, the directors compared each Fund’s advisory fee rate with that for another fund advised by the Adviser utilizing similar investment strategies.

In connection with their review of each Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of each Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of each Fund was based on the Fund’s latest fiscal year, and the directors considered the Adviser’s expense cap for each Fund. The directors noted that it was likely that the expense ratios of some of the other funds in each Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Funds by others. Based on their review, the directors concluded the expense ratio for each of AB High Income Municipal Portfolio and AB New York Portfolio was acceptable. The directors noted that the expense ratio for AB California Portfolio was above the expense universe median and the expense ratio for National Portfolio was above the expense group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that each Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Funds contains breakpoints that reduce the fee rates on assets above specified levels, and that the net assets of AB High Income Municipal Portfolio were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry

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as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that in the case of AB High Income Municipal Portfolio, the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale, and, in the case of the other Funds, such Funds’ shareholders would benefit from a sharing of economies of scale in the event a Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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AB MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MI-0151-0522

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
California Portfolio	2021	$37,288	$—	$18,121
	2022	$37,288	$—	$18,138
National Portfolio	2021	$38,664	$—	$18,121
	2022	$38,664	$—	$17,938
New York Portfolio	2021	$38,664	$—	$18,121
	2022	$38,664	$—	$17,939
High Income	2021	$46,438	$—	$18,121
	2022	$46,438	$—	$18,138

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
California Portfolio	2021	$1,324,315	$18,121
			$—
			$(18,121)
	2022	$1,631,144	$18,138
			$—
			$(18,138)
National Portfolio	2021	$1,324,315	$18,121
			$—
			$(18,121)
	2022	$1,630,944	$17,938
			$—
			$(17,938)
New York Portfolio	2021	$1,324,315	$18,121
			$—
			$(18,121)
	2022	$1,630,945	$17,939
			$—
			$(17,939)
High Income	2021	$1,324,315	$18,121
			$—
			$(18,121)
	2022	$1,631,144	$18,138
			$—
			$(18,138)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Municipal Income Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: March 3, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: March 3, 2023